-----------------------------------------------------------------------------
SMALL CAP STOCK PORTFOLIO                     For the Period ended 6/30/99
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
-----------------------------------------------------------------------------

The Russell 2000 Index1 returned 9.29% for the six months ended June 30,1999. Small-cap stocks were aided by a broadening in the U.S. equity market in the latter end of the period, reversing the dismal results of the first quarter (-5.42%). The second quarter's strong performance (15.55%) marked the first quarter since the third quarter of 1997 that the performance of the Russell 2000 Index topped that of the S&P 500 Index2, which returned 7.05% in the second quarter of 1999. The shift in market sentiment was driven by continued improvement in the global economy and rising interest rates in the U.S. In stark contrast with recent quarters, value stocks led the market, outperforming growth stocks for the period.

The Portfolio did well in the first quarter, but fell short of the Russell 2000's second quarter increase due to adverse stock selection. The Portfolio's return was driven by holdings in Concentric Networks, Microstrategy Inc., Mueller Industries, and Allegiance Telecom. However, investments in Education Management Corp., ITT Educational, Orbital Sciences, and Alterra Healthcare were less successful. From a sector standpoint, technology hardware and communications were positive contributors, while software and health services detracted from the Portfolio's return.

We expect the equity market broadening that began in the second quarter to continue, to the benefit of small-cap names. Even though the Federal Reserve changed its stance on interest rates back to a neutral bias from a tightening one, we believe it's likely to enact at least one more 25 basis point rate increase before the end of the year; rising interest rates and continued improvement in the global economy should accentuate the market's broadening. Internal valuation tools and price-to-earnings ratios are both at historical extremes in favor of small-cap stocks. Given these factors, we believe small-cap stocks continue to be undervalued relative to large caps.

DENISE E. HIGGINS
STEPHEN J. RICH
Portfolio Managers
J.P. Morgan Investment Management Inc.

1 The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S. -based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE As of 6/30/99
                                                % of net assets
----------------------------------------------------------------
  1. Mueller Industries                                     1.5
----------------------------------------------------------------
  2. Human Genome Sciences, Inc.                            1.2
----------------------------------------------------------------
  3. Allegiance Telecom, Inc.                               1.2
----------------------------------------------------------------
  4. Applied Micro Circuits Corp.                           1.1
----------------------------------------------------------------
  5. IDEC Pharmaceuticals Corp.                             1.1
----------------------------------------------------------------
  6. Geon Co.                                               1.1
----------------------------------------------------------------
  7. Bank United Corp.                                      1.1
----------------------------------------------------------------
  8. Wellman, Inc.                                          1.1
----------------------------------------------------------------
  9. National Commerce Bancorp                              1.1
----------------------------------------------------------------
10. ATMI, Inc.                                              1.0
----------------------------------------------------------------

SECTOR ALLOCATION
[Column Graph]
Small Cap Stock Portfolio
---------------------------------------------
Software                                10.9
Consumer Services                        8.3
Basic Industry                           8.3
Communications                           7.3
Banks                                    6.0
Technology                               5.9
Drugs                                    5.5
Capital Goods                            4.8
Retail                                   4.2
Other                                   38.8
---------------------------------------------


                                                       Average Annual Return3
Inception 5/1/96                                   (for the period ended 6/30/99)
----------------------------------------------------------------------------------------------------
                                     1 Year                    3 Year              Since inception
------------------------------ ------------------- ------------------------------- -----------------
Small Cap Stock Portfolio,
managed by JPMIM                     -4.22%                    9.70%                    9.09%
------------------------------ ------------------- ------------------------------- -----------------
Russell 2000 Index                   1.50%                     11.22%                   10.48%
------------------------------ ------------------- ------------------------------- -----------------


3 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

------------------------------------------------------------------------------
QUALITY BOND PORTFOLIO                           For the Period ended 6/30/99
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
------------------------------------------------------------------------------

Strong stock market performance, the solidity of the labor market with an associated high level of consumer confidence, improvement in current and prospective industrial sector performance, bottoming commodity prices and significant action taken by Japan to improve its own internal weakness, have all contributed to increased optimism for the global economy. The improving outlook throughout the first half of the year led to an expected 25 basis point interest rate increase on June 30th. In a surprise move, however, the Federal Reserve also announced a shift back to a neutral bias from a tightening one.

The Portfolio's -2.09% return slightly underperformed the Salomon Broad Investment Grade Index's1 -1.39% return for the six-month period ending June 30, 1999. Interest rates rose through much of the period in anticipation of a Fed tightening, negatively affecting total return performance. Strong economic fundamentals and attractive spreads in the corporate market were overwhelmed by weak technicals. Given that this situation is not expected to improve until later in the year, the Portfolio's corporate exposure was pared down. Mortgages traded to longer durations and underperformed all other sectors during the period due to the accelerating Treasury market sell-off.

We expect global recovery to continue. In the U.S., above-trend growth should persist through the intermediate term, putting upward pressure on labor markets. Though we do not expect a sharp increase in domestic inflation, the trajectory of price changes will likely shift upward. Despite the Federal Reserve's return to a neutral bias, we think two additional 25 basis point increases in the Federal Funds rate are likely by early first-quarter 2000, with more tightening possible should inflation emerge or growth not slow. Given this interest rate view, we expect to maintain a moderately short duration position relative to the index in the near term. We will likely continue to maintain an index-like corporate allocation and look to opportunistically reduce our mortgage exposure, in favor of adding to our U.S. Treasury positions, thus maintaining a more defensive risk posture.

HARRIET T. HUBER
WILLIAM G. TENNILLE
Portfolio Managers
J.P. Morgan Investment Management Inc.

1 The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

-----------------------------------------------------------------------
CREDIT QUALITY
As of 6/30/99
    Treasury                                     29.5%
    Agency                                       41.3
    AAA                                           8.3
    AA                                            1.4
    A                                             9.4
    BBB                                           9.3
    BB                                            0.8

-----------------------------------------------------------------------

PORTFOLIO COMPOSITION
As of 6/30/99
[Column Graph]
Quality Bond Portfolio
-----------------------------------------------------------------
U.S. Government
Securities                                                  31.2
Corporates                                                  21.8
High Yield Corporates                                        0.5
Emerging Market Debt                                         0.3
Asset-Backed                                                 3.6
Mortgage-Backed                                             42.6
-----------------------------------------------------------------


                                           Average Annual Return2
Inception 5/1/96                           (for the period ended
                                                6/30/99)
----------------------------- ------------ ----------------------------- ------------------
                                1 Year                3 Year              Since inception
----------------------------- ------------ ----------------------------- ------------------
Quality Bond Portfolio,
managed by JPMIM                 1.89%                6.59%                    6.56%
----------------------------- ------------ ----------------------------- ------------------
Salomon Brothers BIG Index       3.12%                7.25%                    7.28%
----------------------------- ------------ ----------------------------- ------------------

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

-----------------------------------------------------------------------------
SELECT EQUITY PORTFOLIO                         For the Period ended 6/30/99
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
-----------------------------------------------------------------------------

U.S. equity markets were pulled in opposing directions during the first half of 1999. Robust first quarter earnings reports suggested that corporate profits would be healthier than originally anticipated; but strong growth prospects sent a chill through the bond market. At the same time, early indications of an improving global economic scene shifted the Federal Reserve focus from supporting liquidity to preventing domestic over-heating, culminating in a rate hike on the last day of the period. Against this backdrop, cyclical sectors, such as basic industry and capital goods, suddenly showed surprising vigor. Through this turbulence, however, the strength and consistency of S&P 500 Index1 returns remained remarkable: the index has now achieved double digit gains on a trailing four quarter basis 17 of the last 18 quarters.

The true hallmark of this period was the dramatic reversal of prevailing trends: the largest stocks underperformed the broader market, and value outperformed growth. The S&P Value Index2 finished the first half of the year up 13.92%, while the S&P Growth Index3 was up only 10.95% for the same time period. Signs of an improving global economy proved the catalyst. Fears of a looming deflationary spiral faded, stimulating investor appetite for more cyclical, economically sensitive sectors. Meanwhile, prospects for global reflation dramatically altered interest rate expectations. Thus, investors were less willing to pay up for growth as it was easier to come by, and was being discounted at higher rates.

Although slightly overshadowed by the S&P 500's 12.38% return, Portfolio results (11.32%) benefited from the market's rotation out of the high-priced, mega-cap growth names and into a broader collection of stocks this period. Our valuation discipline kept the Portfolio concentrated in stocks which our analysts have identified as being the most attractively priced relative to their long-term fundamentals. Conversely, we continued to underweight the "Nifty Fifty" stocks, which underperformed during the period.

The Portfolio's holdings in the technology sector boosted performance. The tilt toward Internet infrastructure companies, such as Sun Microsystems, EMC Corp., and Cisco Systems significantly advanced relative returns. The Portfolio was also overweight in Texas Instruments, whose more cyclical characteristics and digital signal processor prowess gained favor with investors during the period.

Multi-sector portfolio holdings also outpaced their S&P 500 counterparts. Higher earnings expectations drove Tyco International shares higher. Results were also enhanced by not holding General Electric or America OnLine, which turned in comparably dull performance for the six months ended June 30. Detracting slightly from the Portfolio's success was the underperformance of long-distance carrier holdings relative to the regional Bell operating companies.

Going forward, we expect the market to continue to broaden. The largest stocks still trade at a considerable premium to the rest of the market at a time when global economic recovery should disproportionately improve prospects for cyclical companies. As valuation creeps back into consideration, we are confident that our research-driven, disciplined investment approach will deliver superior results.

PEGGY ADAMS
MICHAEL J. KELLY
Portfolio Managers
J.P. Morgan Investment Management Inc.

1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The S&P Value Index contains those companies within the S&P 500 Index deemed by Standard & Poor's to have lower price-to-book ratios. The Index does not include fees or expenses and is not available for direct investment.

3 The S&P Growth Index contains those companies within the S&P 500 Index deemed by Standard & Poor's to have higher price-to-book ratios. The Index does not include fees or expenses and is not available for direct investment.


TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99
---------------------------------------------------------------
                                            % of net assets
  1. Tyco International Ltd.                3.6
---------------------------------------------------------------
  2. BankAmerica Corp.                      3.6
---------------------------------------------------------------
  3. MCI WorldCom, Inc.                     3.2
---------------------------------------------------------------
  4. Microsoft Corp.                        3.2
---------------------------------------------------------------
  5. Waste Management, Inc.                 3.0
---------------------------------------------------------------
  6. Cisco Systems, Inc.                    2.9
---------------------------------------------------------------
  7. IBM Corp.                              2.8
---------------------------------------------------------------
  8. Philip Morris Co., Inc.                2.6
---------------------------------------------------------------
  9. Procter & Gamble Co.                   2.4
---------------------------------------------------------------
10. SBC Communications Corp.                2.4
---------------------------------------------------------------

SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Select Equity Portfolio
-----------------------------------------------------------------
Technology                                                  17.8
Finance                                                     11.8
Drugs                                                        8.7
Multi-Industry                                              10.6
Energy                                                       4.9
Telephone                                                    8.4
Consumer Staples                                             9.3
Retail                                                       5.2
Other                                                       17.5
Insurance                                                    5.8
-----------------------------------------------------------------


                                                         Average Annual Return4
Inception 5/1/96                                     (for the period ended 6/30/99)
--------------------------------------- ------------ -------------------------------- ----------------
                                          1 Year                 3 Year               Since inception
--------------------------------------- ------------ -------------------------------- ----------------
Select Equity Portfolio,
managed by JPMIM                          20.62%                 25.50%                   23.43%
--------------------------------------- ------------ -------------------------------- ----------------
S&P 500 Index                             22.76%                 29.07%                   28.56%
--------------------------------------- ------------ -------------------------------- ----------------

4 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

-------------------------------------------------------------------------------
LARGE CAP STOCK PORTFOLIO                         For the Period ended 6/30/99
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
-------------------------------------------------------------------------------

During the first half of the year, the S&P 500 Index1 rose 12.38% and hit an all time new high on the last day of June. During this time period, we saw a shift in performance from growth stocks to value stocks. The S&P Value Index2 finished the first half of the year up 13.92%, while the S&P Growth Index3 was up only 10.95%. The global economy and interest rates were the major issues during the time period. The global economy appears to be gaining strength after experiencing lackluster growth in 1998 and interest rates have risen.

During the first half of the year, the Portfolio's return of 12.75% outperformed the S&P 500 Index's return of 12.38%. During this time period, the market broadened out as investors moved away from the high multiple growth stocks for the more economically sensitive cyclical stocks. This broadening effect is favorable to the Portfolio as it benefits from being underweighted in many of the former market leaders such as GE and Microsoft as it does from being overweighted in many of the formerly overlooked non-nifty-fifty names. The Portfolio remains well positioned to take advantage of the valuation correction of the nifty fifty stocks. In addition, the Portfolio's performance was positively impacted by stock selection during the time period.

We expect the market broadening that began in the second quarter to continue. The largest stocks still trade at a very large premium over the rest of the market. We will continue to maintain our conviction that the market leaders are over priced and invest the majority of the fund in the broader market. As always, we will remain sector and factor neutral relative to the benchmark and continue to focus solely on stock selection.

JOHN M. DEVLIN, JR.
JAMES WIESS
Portfolio Managers
J.P. Morgan Investment Management Inc.

1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The S&P Value Index contains those companies within the S&P 500 Index deemed by Standard & Poor's to have lower price-to-book ratios. The Index does not include fees or expenses and is not available for direct investment.

3 The S&P Growth Index contains those companies within the S&P 500 Index deemed by Standard & Poor's to have higher price-to-book ratios. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99
                                             % of net assets
------------------------------------------------------------
  1. IBM Corp.                                          3.1
------------------------------------------------------------
  2. Microsoft Corp.                                    3.0
------------------------------------------------------------
  3. Cisco Systems, Inc.                                2.7
------------------------------------------------------------
  4. Intel Corp.                                        2.6
------------------------------------------------------------
  5. Lucent Technologies, Inc.                          2.3
------------------------------------------------------------
  6. MCI WorldCom, Inc.                                 2.3
------------------------------------------------------------
  7. General Electric Co.                               2.2
------------------------------------------------------------
  8. Citigroup, Inc.                                    2.1
------------------------------------------------------------
  9. Bristol-Myers Squibb Co.                           2.1
------------------------------------------------------------
10. Exxon Corp.                                         2.0
------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Large Cap Stock Portfolio
-----------------------------------------------------------------
Technology                                                  19.8
Health & Drugs                                              11.4
Finance                                                      2.5
Consumer Staples                                             7.4
Multi-Industry                                               7.8
Telephone                                                    9.1
Energy                                                       6.1
Retail                                                       6.0
Services                                                     6.3
Other                                                       23.6
-----------------------------------------------------------------


                                                      Average Annual Return4
Inception 5/1/96                                       (for the period ended
                                                             6/30/99)
-------------------------------- ----------------- ------------------------------ -----------------
                                      1 Year                  3 Year              Since inception
-------------------------------- ----------------- ------------------------------ -----------------
Large Cap Stock Portfolio,
managed by JPMIM                      24.95%                  30.46%                   29.60%
-------------------------------- ----------------- ------------------------------ -----------------
S&P 500 Index                         22.76%                  29.07%                   28.56%
-------------------------------- ----------------- ------------------------------ -----------------

o

4 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

-----------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO                  For the Period ended 6/30/99
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
-----------------------------------------------------------------------------

In the first six months of the year, confidence in the Asian equity markets improved as Japan continued its outperformance that we saw in the first quarter. First quarter GDP figures were robust and the Nikkei Index1 rose above 17,500 for the first time in two years. In contrast, European equities lagged during the first half of the year, as many markets posted negative returns in both local currency and U.S. dollars despite interest rate reductions by both the Bank of England and the European Central Bank. Once again, the strength of the U.S. dollar detracted from returns.

The Portfolio's return of 5.68% outperformed the MSCI EAFE Index2 return of 4.11% during the six-month period, largely as the result of stock selection, with positive returns in all major markets. In particular, stock selection decisions in Continental Europe, Japan and the U.K. were all positive contributors to performance. Stock selection benefited in particular from the broadening of the market, as well as continued strength in mergers and acquisitions.

International equity markets continue to focus on improving expectations for economic growth and corporate profitability. While equity valuations in many countries look demanding, the U.S. continues to appear more overvalued than most. We have increased our Japanese exposure to a near neutral position, encouraged by continuing restructuring efforts. However, it seems likely that unemployment will remain high, suppressing consumer confidence and capital spending. In Continental Europe, we have increased our exposure, focusing on the improving economic outlook for the second half of the year.

NIGEL EMMETT
PAUL QUINSEE
Portfolio Managers
J.P. Morgan Investment Management Inc.

1 The Nikkei Index is a price-weighted index of 225 top-rated Japanese companies listed on the Tokyo stock exchange. The Index does not include fees or expenses and is not available for direct reinvestment.

2 The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99
                                                     % of net
                                                       assets
--------------------------------------------------------------
  1. BP Amoco Plc                                         1.7
--------------------------------------------------------------
  2. Roche Holding AG                                     1.5
--------------------------------------------------------------
  3. Mannesmann AG                                        1.5
--------------------------------------------------------------
  4. Lloyds TSB Group Plc                                 1.5
--------------------------------------------------------------
  5. Nippon Telegraph & Telephone Corp.                   1.5
--------------------------------------------------------------
  6. Total Cie Francaise Petroles                         1.4
--------------------------------------------------------------
  7. Vodaphone Group Plc                                  1.4
--------------------------------------------------------------
  8. Vivendi                                              1.2
--------------------------------------------------------------
  9. Societe National Elf-Aquitaine                       1.2
--------------------------------------------------------------
10. Veba AG                                               1.2
--------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
International Equity Portfolio
-----------------------------------------------------------------
United Kingdom                                              20.4
Japan                                                       21.0
France                                                      11.3
Germany                                                     11.5
Switzerland                                                  6.6
Netherlands                                                  8.1
Italy                                                        2.6
Australia                                                    3.2
Spain                                                        3.6
Sweden                                                       2.7
Other                                                        9.0
-----------------------------------------------------------------


                                                      Average Annual Return3
Inception 5/1/96                                  (for the period ended 6/30/99)
--------------------------------------- --------- -------------------------------- ---------------------
                                         1 Year               3 Year                 Since inception
--------------------------------------- --------- -------------------------------- ---------------------
International Equity Portfolio,
managed by JPMIM                         5.02%                10.84%                      10.83%
--------------------------------------- --------- -------------------------------- ---------------------
MSCI EAFE Index                          7.92%                 9.01%                      7.89%
--------------------------------------- --------- -------------------------------- ---------------------


3 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

----------------------------------------------------------------------
BOND DEBENTURE PORTFOLIO                For the Period ended 6/30/99
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
----------------------------------------------------------------------

During the period, interest rates rose and the U.S. economy continued to grow strongly. Many global economies, including those in the Pacific Rim and South America, showed signs of definite improvement. Despite little hard evidence of increasing wages or rising basic materials costs, the strength of the U.S. economy sparked concerns about a surge in inflation. Given these conditions, the U.S. Federal Reserve Board increased its key, short-term interest rate by 0.25%. Bond prices generally declined during the period.

Despite disappointing returns for the overall bond market during the period, the Portfolio's continued focus on high-yield bonds enabled it to perform well. Holdings in convertible securities also helped boost performance, especially during the month of April when the stock market advanced and convertibles posted solid returns.

Amid the market's concerns about interest rates and inflation, we reduced the portfolio's duration and holdings in government bonds, because of their interest-rate sensitivity. Investment in convertible bonds was also reduced, because we believe that many of these investments reached their full value prices during April's equity market advance, and because of a change in equity market trends. The Portfolio remains overweighted in the high-yield/lower-rated sector, because we believe that improved U.S. corporate earnings growth and expected growth in the global economy, in the absence of significant signs of inflation, create an excellent scenario for many high-yield/lower-rated corporate bond investments.

Despite fears in the marketplace, we are optimistic that inflation will not become a threat to the U.S. economy. With the increase in rates that has occurred since the beginning of 1999 and the U.S. Federal Reserve Board's recent rate hike, we expect the U.S. economy to grow at a more sustainable rate of 2.5% to 3% during the second half of 1999. At this level of growth, much of the inflationary fear that has consumed the market recently will likely be eliminated. We believe that this will create an improved environment for bond investments in general and particularly for high-yield/lower-rated investments, which tend to perform well in a growing economy. Therefore, we expect to remain overweighted in this sector during the coming months to benefit from high current yields and to position the portfolio to capture potential capital appreciation from these issues when conditions in the bond market improve.

CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99
                                                      % of net assets
----------------------------------------------------------------------
  1. U.S. Treasury Notes (5/31/03)                                7.3
----------------------------------------------------------------------
  2. U.S. Treasury Notes (11/15/08)                               4.2
----------------------------------------------------------------------
  3. Intermedia Communications of Florida, Inc.(7/15/07)          1.1
----------------------------------------------------------------------
  4. Call-Net Enterprises, Inc.                                   1.0
----------------------------------------------------------------------
  5. Sinclair Broadcast Group Inc.                                1.0
----------------------------------------------------------------------
  6. McLeodUSA, Inc.                                              0.9
----------------------------------------------------------------------
  7. FNMA                                                         0.9
----------------------------------------------------------------------
  8. Gulf Canada Resources Ltd.                                   0.9
----------------------------------------------------------------------
  9. Nextel Communications, Inc.                                  0.8
----------------------------------------------------------------------
10. Pierce Leahy Corp.                                            0.8
----------------------------------------------------------------------


PORTFOLIO COMPOSITION
As of 6/30/99
[Column Graph]
Bond Debenture Portfolio
-----------------------------------------------------------------
High Yield                                                  63.2
Convertibles                                                19.3
U.S. Government Securities                                  12.4
Cash & Equivalents                                           5.1
-----------------------------------------------------------------


                                              Average Annual Return1
Inception 5/1/96                              (for the period ended
                                                     6/30/99)
----------------------------- ------------ ----------------------------- -----------------
                                1 Year                3 Year             Since inception
----------------------------- ------------ ----------------------------- -----------------
Bond Debenture Portfolio,
managed by Lord, Abbett          1.54%                11.14%                  11.22%
----------------------------- ------------ ----------------------------- -----------------
First Boston High
Yield Index2                    -0.85%                8.06%                   7.97%
----------------------------- ------------ ----------------------------- -----------------
Salomon Brothers
BIG Index3                       3.12%                7.25%                   7.28%
----------------------------- ------------ ----------------------------- -----------------
Merrill Lynch
Convertible Index4              13.74%                15.32%                  14.69%
----------------------------- ------------ ----------------------------- -----------------


1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

3The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

4 The Merrill Lynch Convertible Index is representative of the equity-related securities. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. These indices do not include fees or expenses and are not available for direct investment. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains.

Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------
MID-CAP VALUE PORTFOLIO                For the Period ended 6/30/99
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
--------------------------------------------------------------------

The market volatility that characterized 1998 continued into early 1999, as investors feared that instability in Asia and South America would limit earnings growth for many companies with global operations. Given these conditions, large-cap growth stocks, often perceived as safe and liquid, continued to outperform most other equity investments. Performance in the stock market broadened during the second quarter (more stocks participated in the market's move higher than had been the case in earlier quarters) and the stocks of mid-sized companies handily outperformed large-cap growth stocks.

Careful stock selection enabled the Portfolio to hold its own relative to mid-cap benchmarks during the first quarter's difficult market environment and to perform well when the market broadened in the second quarter. During the first half of the period, when healthcare services and electric utilities stocks were subject to some weakness, we used the opportunity to build positions in these areas. This helped the Portfolio to perform well during the second quarter as a number of these holdings moved higher due to merger and acquisition activity. Technology stocks also performed well during the second quarter and the Portfolio's holdings in this sector appreciated.

In contrast to the last several years, interest rates generally moved higher throughout the first half of 1999 and stronger-than-expected economic growth resulted in a 0.25% rate hike by the U.S. Federal Reserve Board on June 30. Given this shift in the interest rate environment, we expect the U.S. economy to grow at a more sustainable rate of 2.5% to 3% during the second half of the year. Further, given the trend toward rising rates, we expect a less favorable environment for many large-cap growth stocks since higher interest rates generally impede price/earnings multiple expansion.

We expect that the trend favoring value stocks will continue through the remainder of 1999. We look forward to executing our research-driven, value-based investment strategy in such an environment.

EDWARD VON DER LINDE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                     % of net assets
------------------------------------------------------------------
  1. Dynergy, Inc.                                            3.3
------------------------------------------------------------------
  2. MedPartners, Inc.                                        2.9
------------------------------------------------------------------
  3. Varian Medical Systems, Inc.                             2.8
------------------------------------------------------------------
  4. Safety-Kleen Corp.                                       2.7
------------------------------------------------------------------
  5. Amerada Hess Corp.                                       2.6
------------------------------------------------------------------
  6. Northeast Utilities                                      2.6
------------------------------------------------------------------
  7. Cabletron Systems, Inc.                                  2.5
------------------------------------------------------------------
  8. Dillard's, Inc.                                          2.5
------------------------------------------------------------------
  9. Kerr-Mcgee Corp.                                         2.2
------------------------------------------------------------------
10. OfficeMax, Inc.                                           2.2
------------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Mid-Cap Value Portfolio
-----------------------------------------------------------------
Auto                                                         3.1
Basic Industry                                              16.7
Consumer Cyclicals                                           3.8
Consumer Discretionary                                       8.0
Consumer Services                                            6.3
Consumer Staples                                             4.6
Energy                                                       8.6
Financial Services                                           9.1
Health Care                                                  4.2
Materials & Processing                                       4.2
Other                                                       12.6
Producer Durables                                            2.5
Technology                                                   4.1
Utilities                                                   12.2
-----------------------------------------------------------------


                                              Average Annual Return1
Inception 8/20/97                         (for the period ended 6/30/99)
--------------------------------------- ------------------------------------ -----------------------
                                                      1 Year                    Since inception
--------------------------------------- ------------------------------------ -----------------------
Mid-Cap Value Portfolio,
managed by Lord, Abbett                                4.61%                         9.44%
--------------------------------------- ------------------------------------ -----------------------
Russell Midcap Index2                                 11.31%                         19.60%
--------------------------------------- ------------------------------------ -----------------------


1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represents approximately 35% of total market capitalization. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
LARGE CAP RESEARCH PORTFOLIO                      For the Period ended 6/30/99
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
--------------------------------------------------------------------------------

In early 1999 investors remained concerned about the economic instability that had plagued Asian and South American economies throughout 1998 and the impact such instability might have on corporate earnings worldwide. As a result, large-cap growth stocks, often perceived as safe and liquid, continued to outperform most other equity investments. This trend reversed during the second quarter of 1999 as Asian and Latin American markets showed signs of improvement, and investors began to investigate opportunities in small-cap, mid-cap and value stocks.

Early in the period we reduced the Portfolio's health care and retail holdings which, in our opinion, appeared to have approached their full value. At the same time, we began to increase holdings for cyclical companies, including those in the energy, aluminum and paper businesses. In April, when cyclical stocks advanced, the Portfolio was well-positioned to participate in the upswing. During the period we reduced the Portfolio's investments in interest-rate-sensitive financial companies, although the Portfolio still maintains a focus on insurance companies, since such companies continue to benefit from industry consolidation.

Although themes in the market may deviate in the short-term, we expect that cyclical stocks will continue to perform well in the third quarter and through the end of the year. Based on the meaningful steps Japan and other Pacific Rim countries have taken to stimulate their economies, we believe global economic expansion will slowly begin. A long-term trend toward falling interest rates and global disinflation created a valuation gap between growth and value stocks that was historically wide. During the second quarter, we saw that gap begin to narrow. However, we believe that stock prices for many cyclical companies do not yet adequately reflect their earnings potential.

ROBERT MORRIS
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                       % of net assets
--------------------------------------------------------------------
  1. Unisys Corp.                                               3.5
--------------------------------------------------------------------
  2. IBM Corp.                                                  3.2
--------------------------------------------------------------------
  3. First Data Corp.                                           3.2
--------------------------------------------------------------------
  4. AT&T Corp.                                                 3.2
-------------------------------------------------------------------
  5. Heinz (H.J.), Co.                                          2.8
-------------------------------------------------------------------
  6. Sun Microsystems, Inc.                                     2.4
-------------------------------------------------------------------
  7. Texas Instruments, Inc.                                    2.4
-------------------------------------------------------------------
  8. EMC Corp.                                                  2.4
-------------------------------------------------------------------
  9. BP Amoco Plc (ADR)                                         2.3
-------------------------------------------------------------------
10. Ace Ltd.                                                    2.2
--------------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Large Cap Research Portfolio
-----------------------------------------------------------------
Auto                                                         3.5
Basic Industry                                               6.7
Cash & Equivalents                                           3.2
Consumer Cyclicals                                           2.7
Consumer Discretionary                                       2.8
Consumer Staples                                             5.2
Energy                                                       4.7
Financial Services                                          17.6
Integrated Oils                                              5.6
Materials & Processing                                       6.5
Other                                                        6.5
Producer Durables                                            2.9
Technology                                                  27.4
Utilities                                                    4.7
-----------------------------------------------------------------


                                           Average Annual Return1
Inception 8/20/97                           (for the period ended
                                                  6/30/99)
--------------------------------------- ------------------------------ ---------------------
                                                   1 Year                Since inception
--------------------------------------- ------------------------------ ---------------------
Large Cap Research Portfolio,
managed by Lord, Abbett                            19.04%                     18.09%
--------------------------------------- ------------------------------ ---------------------
S&P 500 Index2                                     22.76%                     27.26%
--------------------------------------- ------------------------------ ---------------------


1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

----------------------------------------------------------------------------
DEVELOPING GROWTH PORTFOLIO                   For the Period ended 6/30/99
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
----------------------------------------------------------------------------

Early in the period small-cap stocks were subject to volatility--performing well in January, then falling back in February and March. During the second quarter, small caps once again performed well, although small-cap growth stocks did not perform as strongly as small-cap value stocks.

Bottom-up stock picking continues to drive performance for the Portfolio, and careful investment in the technology and retail sectors contributed to the Portfolio's positive return. The Portfolio is currently maintaining larger weightings in the technology and health care sectors than it has in the past, though it still carries less exposure to these sectors than the Russell 2000 Growth Index1. We remain underweighted in financial services stocks, because we believe this area generally does not offer the long-term earnings growth potential we seek. The Portfolio was overweighted in the consumer discretionary sector, which includes companies in the retail and leisure industries, where we have discovered several interesting investments as a result of our ongoing, proprietary research.

While valuations are high for many Internet-related issues, we believe that there are companies in this sector possessing fundamental strength and excellent growth potential. Going forward, we expect to make select investments in this area. We are also confident that opportunities we have identified in the retail and health care sectors may enhance return potential for the Portfolio.

In our opinion, renewed investor confidence about global economic conditions and an anticipated global economic expansion create a favorable environment for earnings growth among smaller companies. While small-company stocks have begun to find favor once again, we believe that the return potential in the small-cap growth sector has yet to be fully appreciated, and we expect improving market conditions for small-cap growth stocks.

STEPHEN J. MCGRUDER
Portfolio Manager
Lord, Abbett & Co.

1The Russell Growth 2000 Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET
VALUE As of 6/30/99
                                                  % of net assets
---------------------------------------------------------------
  1. Plantronics, Inc.                                     3.3
---------------------------------------------------------------
  2. Security First Technologies Corp.                     2.3
---------------------------------------------------------------
  3. Orbital Sciences Corp.                                2.3
---------------------------------------------------------------
  4. Pacific Sunwear of California, Inc.                   2.3
---------------------------------------------------------------
  5. Ames Department Stores, Inc.                          1.9
---------------------------------------------------------------
  6. IMRglobal Corp.                                       1.9
---------------------------------------------------------------
  7. SLI, Inc.                                             1.7
---------------------------------------------------------------
  8. Stillwater Mining Co.                                 1.7
---------------------------------------------------------------
  9. RadiSys Corp.                                         1.6
---------------------------------------------------------------
10. Nielsen Media Research                                 1.5
---------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Developing Growth Portfolio
-----------------------------------------------------------------
Capital Goods                                                3.1
Consumer Cyclicals                                           1.8
Consumer Disc.                                              20.0
Consumer Services                                           14.3
Energy                                                       7.2
Financial Services                                           8.3
Health Care                                                  6.0
Materials & Processing                                       3.1
Other                                                        7.0
Technology                                                  29.2
-----------------------------------------------------------------


                                            Average Annual Return2
Inception 8/20/97                       (for the period ended 6/30/99)
--------------------------------------- -------------------------------- ------------------
                                                    1 Year                Since inception
--------------------------------------- -------------------------------- ------------------
Developing Growth Portfolio,
managed by Lord Abbett                              14.02%                    15.22%
--------------------------------------- -------------------------------- ------------------
Russell 2000 Index3                                  1.50%                     5.49%
--------------------------------------- -------------------------------- ------------------


2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

3 The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S. -based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

-------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            For the Period ended 6/30/99
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
-------------------------------------------------------------------------------

In early 1999, investors remained concerned about the economic instability that had plagued Asian and South American economies throughout 1998 and the impact such instability might have on corporate earnings worldwide. As a result, large-cap growth stocks, often perceived as safe and liquid, continued to outperform most other equity investments. This trend reversed during the second quarter of 1999 as Asian and Latin American markets showed signs of improvement, and investors began to investigate opportunities in small-cap, mid-cap and value stocks.

The Portfolio was well-positioned vis-a-vis the market during the period under review. For example, early on, the portfolio's technology holdings enjoyed a considerable advance in share price, enhancing performance. As these investments approached what we believed were their full value prices, we pared back the positions, investing instead in undervalued cyclical stocks, including companies in the manufacturing and commodities industries. In April, when cyclical stocks advanced, the portfolio benefited. We reduced the portfolio's investments in interest-rate-sensitive financial companies, although we maintain a focus on insurance companies, since such companies continue to benefit from industry consolidation.

Although themes in the market may deviate in the short-term, we expect that cyclical stocks will continue to perform well in the third quarter and into year end. Based on the meaningful steps Japan and other Pacific Rim countries have taken to stimulate their economies, we believe global economic expansion will slowly begin. A long-term trend toward falling interest rates and global disinflation created a valuation gap between growth and value stocks that was historically wide. During the second quarter we saw that gap begin to narrow. However, we believe that stock prices for many cyclical companies do not yet adequately reflect their earnings potential.

W. THOMAS HUDSON JR.
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                     % of net assets
------------------------------------------------------------------
  1. AT&T Corp.                                               3.5
------------------------------------------------------------------
  2. IBM Corp.                                                2.9
------------------------------------------------------------------
  3. Mobil Corp.                                              2.8
------------------------------------------------------------------
  4. Texas Instruments, Inc.                                  2.8
------------------------------------------------------------------
  5. QUALCOMM, Inc.                                           2.6
------------------------------------------------------------------
  6. American Home Products Corp.                             2.5
------------------------------------------------------------------
  7. American General Corp.                                   2.4
------------------------------------------------------------------
  8. Total S.A. (ADR)                                         2.3
------------------------------------------------------------------
  9. Waste Management, Inc.                                   2.3
------------------------------------------------------------------
10. International Paper Co.                                   2.3
------------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Growth & Income Portfolio
-----------------------------------------------------------------
Auto                                                         2.6
Basic Industry                                               9.3
Capital Goods                                                3.1
Other                                                        5.3
Consumer Cyclicals                                           2.4
Consumer Services                                            4.2
Consumer Staples                                             4.3
Energy                                                       4.4
Financial Services                                          21.7
Integrated Oils                                              7.5
Materials & Processing                                       3.8
Technology                                                  26.4
Utilities                                                    5.0
-----------------------------------------------------------------


                                                    Average Annual Return1
Inception 1/8/99                              (for the period ended 6/30/99)
---------------------------------------------------------------------------------
                                                      Since inception
---------------------------------------------------------------------------------
Lord Abbett Growth and Income
Portfolio, managed by Lord, Abbett                         9.58%
---------------------------------------------------------------------------------
S&P 500 Index2                                             7.75%
---------------------------------------------------------------------------------


1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Lord Abbett Growth and Income Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

------------------------------------------------------------------------------
BALANCED PORTFOLIO                               For the Period ended 6/30/99
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders
------------------------------------------------------------------------------

The stock market ended the second quarter with the strength of a bull. The question remains whether or not this is the beginning of a summer rally. However, it certainly has been a lucrative year for the mid-to-small cap sectors, which have lagged for several years. The Dow Jones Industrial Average1, the S&P 500 Index2, and the New York Stock Exchange composite indices all rose six to twelve percent for the second quarter. Advancing issues led declining issues by three-to-one on the New York Stock Exchange and nearly two-to-one on the NASDAQ. With earnings for the second quarter expected to be better than earlier anticipated, the market could continue to rally.

The bond market continued to register the decline realized in the first quarter of 1999. The bellwether 30-year bond ended the quarter down 3.54%. One possible reason for this decline, according to Federal Reserve Chairman Alan Greenspan, could be inflation concerns. To dissuade this potential concern, the Federal Reserve decided to raise the Federal Funds rate to 5%, a 25 basis point increase, on June 30, 1999. Time will tell whether the Federal Reserve continues to show concern regarding inflation with small adjustments in rates a la 1994. A robust U.S. economy and optimistic earnings forecasts provide the foundation for the bond market to continue to remain within its range this year.

Looking ahead, the prospect of declining economic growth and corporate profits suggests a defensive stock mix.

                            Normal Range of Portfolio
                            Assets
                            -------------------------------- --------------- -----------
                            Current                          Minimum         Maximum
                            -------------------------------- --------------- -----------
Stocks                      55%                              45%             70%
Bonds                       35%                              25%             50%
Cash and Equivalents        10%                              5%              10%

PETER MERZIAN
Portfolio Manager
Mississippi Valley Advisors

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                                      % of net assets
-----------------------------------------------------------------------------------
  1. FNMA (6.0%, 11/01/13)                                                    5.6%
-----------------------------------------------------------------------------------
  2. Du Pont (E.I.) de Nemours and Co. (8.25%, 9/15/06)                       2.0%
-----------------------------------------------------------------------------------
  3. U.S. Treasury Note (7.25%, 5/15/04)                                      2.0%
-----------------------------------------------------------------------------------
  4. U.S. Treasury Note (6.625%, 5/15/07)                                     1.9%
-----------------------------------------------------------------------------------
  5. U.S. Treasury Note (6.375%, 8/15/02)                                     1.9%
-----------------------------------------------------------------------------------
  6. J.C Penney Co., Inc. (7.6%, 4/01/07)                                     1.9%
-----------------------------------------------------------------------------------
  7. U.S. Treasury Note (6.125%, 8/15/07)                                     1.9%
-----------------------------------------------------------------------------------
  8. U.S. Treasury Note (6.375%, 5/15/00)                                     1.9%
-----------------------------------------------------------------------------------
  9. GMAC (6.85%, 6/17/04)                                                    1.9%
-----------------------------------------------------------------------------------
10. Merrill Lynch & Co., Inc. (6.55%, 8/01/04)                                1.9%
-----------------------------------------------------------------------------------


1 The Dow Jones Industrial Average is an unweighted market index representing 30 large capitalized industrial companies. The Index does not reflect any expenses and is not available for direct investment.

2 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

3 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

4 The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.


                                          Average Annual Return3
Inception 7/1/97                           (for the period ended
                                                 6/30/99)
--------------------------------------- ---------------------------- -------------------------
                                                  1 Year                 Since inception
--------------------------------------- ---------------------------- -------------------------
Balanced Portfolio,
managed by MVA                                    13.77%                      13.52%
--------------------------------------- ---------------------------- -------------------------
S&P 500 Index2                                    22.76%                      26.40%
--------------------------------------- ---------------------------- -------------------------
Salomon Brothers BIG Index4                        3.12%                      6.79%
--------------------------------------- ---------------------------- -------------------------

------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO                      For the Period ended 6/30/99
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders
------------------------------------------------------------------------------

Small cap stocks recorded a spectacular second quarter. As measured by the Russell 2000 Index1, small cap stocks rose 15.6% versus a 7.0% gain for the S&P 500 Index2, generally considered the benchmark for large cap stocks. This outperformance was in sharp contrast to the first quarter, which saw small cap stocks decline 5.4% versus a 5.0% gain for large cap stocks. The performance also contrasts sharply to the recent history of small cap stocks being soundly trounced in the market by their larger counterparts. In fact the impressive 8.6% outperformance during the quarter was the best since the fourth quarter of 1992 when the spread was 9.4%. The major turn began to occur in the market in mid April as cyclicals and small cap value stocks began to outperform large cap growth stocks. We view this broadening in the market to be extremely healthy given the large difference in valuation between the largest companies in the S&P 500 Index, which sell at P/Es of more than 35 times earnings compared to the P/E of the Russell 2000 Index of 17 to 18 times earnings. While the second quarter continues a trend of extreme volatility in small cap stocks from quarter to quarter, we view the outperformance as a significant change and are cautiously optimistic that small cap stocks will show greater participation in the growth of the market.

Not only did small cap stocks outperform in the quarter but there was also good breadth. For the quarter, performance was led by energy, followed closely by cyclicals, technology (although internet stocks lagged slightly in the quarter, they remained the leaders in performance year to date) and utilities. Slightly weaker segments in the quarter included REITs, financial services, healthcare and consumer staples. Every industry sector within the Russell 2000 Index showed a positive return for the quarter. Our style of broad diversification worked well in the quarter and permitted solid outperformances. Looking ahead we continue to see good value in technology stocks, consumer cyclicals, industrial cyclicals and capital goods. Possible additions to the portfolio may occur in the financial sector given their recent underperformance in the market and solid fundamentals.

ROBERT J. ANTHONY
Portfolio Manager
Mississippi Valley Advisors

1 The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S. -based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                          % of net
                                                         assets
----------------------------------------------------------------
  1. Kulicke & Soffa Industries, Inc.                       3.1
----------------------------------------------------------------
  2. PRI Automation, Inc.                                   2.8
----------------------------------------------------------------
  3. Lason Inc.                                             2.6
----------------------------------------------------------------
  4. Texas Industries, Inc.                                 2.6
----------------------------------------------------------------
  5. Superior Industries International, Inc.                2.1
----------------------------------------------------------------
  6. Metris Companies, Inc.                                 2.1
----------------------------------------------------------------
  7. Photronics, Inc.                                       2.0
----------------------------------------------------------------
  8. DENTSPLY International, Inc.                           1.8
----------------------------------------------------------------
  9. SMART Modulars Technologies, Inc.                      1.7
----------------------------------------------------------------
10.Sungard Data Systems, Inc.                               1.7
----------------------------------------------------------------


SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Small Cap Equity Portfolio
-----------------------------------------------------------------
Technology                                                  26.7
Consumer Growth                                             25.4
Interest Sensitive                                          15.6
Industrial Cyclicals                                         8.8
Consumer Staples                                             5.5
Energy                                                       3.7
Consumer Cyclicals                                           3.2
Capital Goods                                                4.5
Other                                                        6.6
-----------------------------------------------------------------


                                        Average Annual Return3
Inception 7/1/97                    (for the period ended 6/30/99)
----------------------------------- -------------------------------- -----------------------
                                                1 Year                  Since inception
----------------------------------- -------------------------------- -----------------------
Small Cap Equity Portfolio,
managed by MVA                                   .09%                        5.37%
----------------------------------- -------------------------------- -----------------------
Russell 2000 Index1                              1.50%                       8.74%
----------------------------------- -------------------------------- -----------------------


3 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                           For the Period ended 6/30/99
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders
--------------------------------------------------------------------------------

1999's second quarter witnessed a resurgence in the downtrodden value segment of the market. Continued strength in the U.S. economy, and improving economic trends worldwide helped focus investor attention back on cyclicals. In addition, higher interest rates during the period put pressure on some of the more overvalued higher multiple growth stocks, which in turn helped the value segment of the market show improvement.

Sectors that performed well during the quarter include telecommunications, electric utilities, consumer staples, retailers, industrial cyclicals, capital goods and energy. Only pharmaceuticals and several bank stocks meaningfully underperformed the market.

Looking ahead, we will keep a keen eye on any further actions by the Federal Reserve as the inflation hawks seek to curb any sign of an overheated economy. We will watch corporate earnings with equal fervor, which, to date, have been better than expected.

EQUITY COMMITTEE
Mississippi Valley Advisors

1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                            % of net
                                                           assets
------------------------------------------------------------------
  1. Hewlett-Packard Co.                                      2.2
------------------------------------------------------------------
  2. Pepsico, Inc.                                            2.1
------------------------------------------------------------------
  3. USX-Marathon Group                                       2.1
------------------------------------------------------------------
  4. Halliburton Co.                                          2.1
------------------------------------------------------------------
  5. Murphy Oil Corp.                                         2.1
------------------------------------------------------------------
  6. First Union Corp.                                        2.0
------------------------------------------------------------------
  7. Raytheon Co.                                             2.0
------------------------------------------------------------------
  8. Dillard's, Inc.                                          2.0
------------------------------------------------------------------
  9. GTE Corp.                                                2.0
------------------------------------------------------------------
10. Masco Corp.                                               1.9
------------------------------------------------------------------

SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Equity Income Portfolio
-----------------------------------------------------------------
Interest Sensitive                                          43.2
Energy                                                      11.3
Industrial Cyclicals                                         6.8
Consumer Growth                                             10.1
Technology                                                   5.7
Consumer Cyclicals                                           3.8
Consumer Staples                                             6.8
Capital Goods                                                3.9
Other                                                        8.4
-----------------------------------------------------------------


                                         Average Annual Return3
Inception 7/1/97                     (for the period ended 6/30/99)
------------------------------------ ------------------------------- ------------------
                                                 1 Year               Since inception
------------------------------------ ------------------------------- ------------------
Equity Income Portfolio,
managed by MVA                                   10.25%                   17.05%
------------------------------------ ------------------------------- ------------------
Russell 1000 Index2                              21.93%                   25.97%
------------------------------------ ------------------------------- ------------------

3 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
GROWTH & INCOME EQUITY PORTFOLIO                   For the Period ended 6/30/99
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders
--------------------------------------------------------------------------------

The second quarter was greeted by a shift in the market and a shift by the Federal Reserve. Value investing came into vogue and small caps became more interesting than large cap growth.

The Growth & Income Equity Portfolio was a beneficiary of continued improvement in the global economy, which had a direct impact on energy and economically sensitive stocks. The significant rally in energy stocks gave us the opportunity to further reduce our overweighting and look for bargains in the depressed technology area, financial stocks, and consumer staple stocks.

Recent concerns over Federal Reserve policy have made equity investors nervous; however, now that the Fed has actively raised the Federal Funds Rate to 5% we can focus on an improving earnings environment, at least until August when the Federal Reserve meets again.

The Growth & Income Equity Portfolio's performance was good on both a relative and absolute basis outperforming the S&P 500 Index1 each of the last three months, the second quarter and year-to-date.

This transition from growth to value should be more than a one-quarter phenomenon and we fully expect to take advantage of valuation discrepancies in companies that have visible and predictable earnings growth.

EQUITY COMMITTEE
Mississippi Valley Advisors

1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/99                                                    % of net assets
-------------------------------------------------------------- -------------------
  1. Millipore Corp.                                                          2.5
-------------------------------------------------------------- -------------------
  2. Applied Materials, Inc.                                                  2.4
-------------------------------------------------------------- -------------------
  3. Tandy Corp.                                                              2.3
-------------------------------------------------------------- -------------------
  4. KLA-Tencor Corp.                                                         2.3
-------------------------------------------------------------- -------------------
  5. Hewlett-Packard Co.                                                      2.2
-------------------------------------------------------------- -------------------
  6. Dillard's, Inc.                                                          2.1
-------------------------------------------------------------- -------------------
  7. GTE Corp.                                                                2.1
-------------------------------------------------------------- -------------------
  8. Microsoft Corp.                                                          2.1
-------------------------------------------------------------- -------------------
  9. MBNA Corp.                                                               2.1
-------------------------------------------------------------- -------------------
10. Merck & Co., Inc.                                                         2.0
-------------------------------------------------------------- -------------------

SECTOR ALLOCATION
As of 6/30/99
[Column Graph]
Growth and Income Equity Portfolio
-----------------------------------------------------------------
Consumer Growth                                             22.7
Interest Sensitive                                          17.5
Technology                                                  17.9
Energy                                                       8.4
Industrial Cyclicals                                         8.8
Consumer Staples                                             7.8
Capital Goods                                                6.7
Consumer Cyclicals                                           2.1
Other                                                        8.1
-----------------------------------------------------------------


                                              Average Annual Return2
Inception 7/1/97                          (for the period ended 6/30/99)
------------------------------------- --------------------------------------- ---------------------
                                                      1 Year                    Since inception
------------------------------------- --------------------------------------- ---------------------
Growth & Income Equity Portfolio,
managed by MVA                                        18.29%                         19.02%
------------------------------------- --------------------------------------- ---------------------
S&P 500 Index                                         22.76%                         26.40%
------------------------------------- --------------------------------------- ---------------------

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                    SHARES         (NOTE 1)
---------------------------------------------------------------------------------------
COMMON STOCKS - 95.3%
ADVERTISING - 1.3%
24/7 Media, Inc.*...............................................7,500       $  288,750
HA-LO Industries, Inc.*........................................52,150          514,981
TMP Worldwide, Inc.*............................................4,300          273,050
                                                                          ------------
                                                                             1,076,781
                                                                          ------------
AIRLINES - 0.2%
Alaska Air Group, Inc.*.........................................4,400          183,700
                                                                          ------------
APPAREL RETAILERS - 0.6%
Finish Line, Inc. (The)*.......................................22,700          255,375
Pacific Sunwear of California, Inc.*............................4,400          107,250
Shoe Carnival, Inc.*............................................6,000          102,000
                                                                          ------------
                                                                               464,625
                                                                          ------------
AUTOMOTIVE - 1.9%
Dura Automotive Systems, Inc.*..................................7,000          232,750
Intermet Corp..................................................17,200          260,150
Lithia Motors, Inc.*...........................................12,000          246,000
National R.V. Holdings, Inc.*...................................8,200          201,413
Sonic Automotive, Inc.*........................................12,900          177,375
Tower Automotive, Inc.*........................................17,200          437,525
                                                                          ------------
                                                                             1,555,213
                                                                          ------------
BANKING - 7.6%
BancorpSouth, Inc...............................................4,700           85,188
Bank North Group, Inc..........................................11,100          366,300
Bank of Commerce...............................................11,700          238,388
Bank United Corp...............................................22,300          896,181
Colonial Bancgroup, Inc........................................33,600          468,300
Commercial Federal Corp........................................20,250          469,547
Community First Bankshares, Inc................................19,400          463,175
Creditrust Corp.*...............................................4,300          119,325
GBC Bancorp....................................................10,500          212,625
Gold Banc Corp., Inc............................................4,300           56,438
Hamilton Bancorp, Inc.*........................................13,800          331,200
Hudson United Bancorp..........................................19,004          581,998
MicroFinancial, Inc.............................................5,800           83,013
National Commerce Bancorp......................................40,100          877,188
Prime Bancshares, Inc...........................................6,900          123,338
Republic Security Financial Corp...............................17,900          149,913
Sterling Bancshares, Inc........................................1,700           22,738
Summit Bancshares, Inc..........................................4,200           72,975
Sun Bancorp, Inc.*..............................................8,480          148,400
Trustco Bank Corp. N.Y..........................................3,798          102,071
Westamerica Bancorp.............................................6,400          233,600
                                                                          ------------
                                                                             6,101,901
                                                                          ------------
BEVERAGES, FOOD & TOBACCO - 1.8%
American Italian Pasta Co.*....................................10,600          321,975
Beringer Wine Estates Holdings, Inc.*...........................7,400          309,182
Coors (Adolph), Co..............................................3,300          163,350
Keebler Foods Co.*.............................................16,500          501,162
Kensey Nash Corp.*.............................................23,400          187,200
                                                                          ------------
                                                                             1,482,869
                                                                          ------------
BUILDING MATERIALS - 0.9%
Caprock Communications Corp.*..................................10,800          437,400
Elcor Corp......................................................5,300          231,544
Rock of Ages Corp.*.............................................6,100           62,525
                                                                          ------------
                                                                               731,469
                                                                          ------------
CHEMICALS - 4.8%
Albemarle Corp.................................................21,400          494,875
Bush Boake Allen, Inc.*........................................12,200          356,850
General Chemical Group, Inc....................................25,400           79,375
Gentek, Inc....................................................26,900          373,238
Geon Co. (The).................................................27,900          899,775
Georgia Gulf Corp..............................................34,700          585,563
Minerals Technologies, Inc......................................4,700          262,319
Wellman, Inc...................................................55,600          886,125
                                                                          ------------
                                                                             3,938,120
                                                                          ------------
COMMERCIAL SERVICES - 6.1%
Armor Holdings, Inc.*..........................................12,400          129,425
Carriage Services, Inc.*........................................3,600           67,500
Central Parking Corp...........................................11,400          390,450
Comfort Systems USA, Inc.*.....................................11,200          201,600
Intelligent Life Corp.*.........................................4,600           30,188
Kroll-O'Gara Co. (The)*........................................12,900          284,606
MedQuist, Inc.*................................................12,300          538,125
Metzler Group, Inc. (The)*......................................5,400          149,175
Newgen Results Corp.*...........................................1,500           18,000
Nielsen Media Research*.........................................9,700          283,725
On Assignment, Inc.*...........................................14,100          368,363
Profit Recovery Group International, Inc. (The)*...............13,100          619,794
Regis Corp.....................................................12,250          234,665
Romac International, Inc.*.....................................13,100          116,263
Service Experts, Inc.*.........................................10,600          232,538
Steiner Leisure Ltd.*..........................................16,925          513,039
Tetra Tech, Inc.*..............................................14,625          243,141
Trimeris, Inc.*.................................................3,400           49,300
Wind River Systems, Inc.*......................................26,100          419,231
                                                                          ------------
                                                                             4,889,128
                                                                          ------------
COMMUNICATIONS - 4.1%
Allegiance Telecom, Inc.*......................................17,800          976,775
ANTEC Corp.*....................................................9,100          291,769
Concord Communications, Inc.*..................................14,400          648,000
Copper Mountain Networks, Inc.*.................................1,400          108,150
Juniper Networks, Inc.*.........................................2,200          327,800
L-3 Communications Holdings, Inc.*.............................15,400          744,013
Phone.com, Inc.*................................................1,600           89,600
Razorfish, Inc.*................................................1,600           59,300
Seachange International, Inc.*..................................4,000           72,500
                                                                          ------------
                                                                             3,317,907
                                                                          ------------
COMPUTER SOFTWARE & PROCESSING - 6.7%
About.com, Inc.*................................................1,200           62,250
Acxiom Corp.*...................................................8,600          214,463
Allaire Corp.*..................................................2,800          191,100
Alloy Online, Inc.*.............................................5,200           59,475
Aspect Development, Inc.*......................................15,400          284,900
Brocade Communications Systems, Inc.*.............................500           48,219
Cais Internet, Inc.*............................................2,200           40,425
CareInsite, Inc.*...............................................2,600          122,850
CCC Information Services Group, Inc.*..........................10,100          130,038
Computer Horizons Corp.*.......................................12,800          176,800
Concur Technologies, Inc.*......................................6,300          177,188
Drkoop.com, Inc.*...............................................3,700           58,969
Excalibur Technologies Corp.*...................................8,300          118,275
I2 Technologies, Inc.*..........................................7,300          313,900
IDX Systems Corp.*..............................................6,400          144,400
Legato Systems, Inc.*...........................................4,000          231,000
Macromedia, Inc.*...............................................3,300          116,325
Media Metrix, Inc.*...............................................700           37,275
Mentor Graphics Corp.*..........................................7,900          101,219
Mpath Interactive, Inc.*........................................6,900          151,800
Multex.com, Inc.*...............................................5,800          151,525
Net Perceptions, Inc.*..........................................9,300          202,856
New Era of Networks, Inc.*......................................9,600          421,800
Proxicom, Inc.*.................................................1,100           28,256
Rhythms NetConnections, Inc.*...................................3,800          221,825
Saleslogix Corp.*...............................................8,000          119,000
Sanchez Computer Associates, Inc.*.............................11,200          387,800
Software.Com, Inc.*.............................................1,900           44,056
Source Information Management Co. (The)*.......................13,600          183,600
Unify Corp.*...................................................19,400          261,295
USWeb Corp.*...................................................16,400          363,875
Viant Corp.*....................................................1,300           45,500
Xoom.com, Inc.*.................................................3,700          194,250
                                                                          ------------
                                                                             5,406,509
                                                                          ------------
COMPUTERS & INFORMATION - 0.5%
Safeguard Scientifics, Inc.*....................................1,100           68,200
Visual Networks, Inc.*.........................................11,000          352,000
                                                                          ------------
                                                                               420,200
                                                                          ------------
CONSUMER SERVICES - 0.7%
Education Management Corp.*....................................28,500          591,375
                                                                          ------------
CONTAINERS & PACKAGING - 0.6%
AptarGroup, Inc.................................................6,600          198,000
Ivex Packaging Corp.*..........................................14,800          325,600
                                                                          ------------
                                                                               523,600
                                                                          ------------
ELECTRIC UTILITIES - 0.9%
Cleco Corp.....................................................22,000          668,250
Rare Medium Group, Inc.*........................................5,800           72,138
                                                                          ------------
                                                                               740,388
                                                                          ------------
ELECTRICAL EQUIPMENT - 1.3%
Applied Power, Inc.............................................14,300          390,569
MicroStratetgy, Inc.*..........................................18,100          685,538
                                                                          ------------
                                                                             1,076,107
                                                                          ------------
ELECTRONICS - 4.1%
Applied Micro Circuits Corp.*..................................11,100          912,975
ATMI, Inc.*....................................................28,000          833,000
Exar Corp.*....................................................11,800          292,050
HI/FN, Inc.*....................................................3,800          289,275
Maker Communications, Inc.*.....................................3,300          102,300
PLX Technology, Inc.*...........................................1,300           61,588
SDL, Inc.*.....................................................12,700          648,494
WESCO International, Inc.*......................................9,100          186,550
                                                                          ------------
                                                                             3,326,232
                                                                          ------------
ENTERTAINMENT & LEISURE - 2.5%
Anchor Gaming*.................................................11,400          547,913
Cinar Corp.*...................................................19,800          485,100
Florida Panthers Holdings, Inc.*...............................13,000          138,938
JAKKS Pacific, Inc.*............................................4,600          137,138
MGM Grand, Inc.*...............................................15,100          739,900
                                                                          ------------
                                                                             2,048,989
                                                                          ------------
FINANCIAL SERVICES - 2.9%
Allied Capital Corp............................................19,100          458,400
Donaldson, Lufkin, & Jenrette, Inc -DLJdirect*..................2,300           67,850
First Federal Financial Corp.*.................................16,400          315,700
Gabelli Asset Management, Inc.*................................12,700          200,819
Heller Financial, Inc...........................................8,600          239,188
Litchfield Financial Corp......................................30,530          517,102
Ocwen Financial Corp.*.........................................22,100          196,138
TD Waterhouse Group, Inc.*......................................5,500          137,844
Wit Capital Group, Inc.*........................................5,700          193,800
                                                                          ------------
                                                                             2,326,841
                                                                          ------------
FOREST PRODUCTS & PAPER - 1.9%
Caraustar Industries, Inc......................................28,200          696,188
Gaylord Container Corp.*.......................................23,500          186,531
Universal Forest Products, Inc.................................31,600          679,400
                                                                          ------------
                                                                             1,562,119
                                                                          ------------
HEALTH CARE PROVIDERS - 2.2%
Alterra Healthcare Corp.*......................................46,060          633,325
Renal Care Group, Inc.*.........................................8,950          231,581
Sunrise Assisted Living, Inc.*.................................21,300          742,838
Women First Healthcare, Inc.*..................................13,100          173,575
                                                                          ------------
                                                                             1,781,319
                                                                          ------------
HEAVY MACHINERY - 3.7%
Applied Science and Technology, Inc.*...........................7,600          171,000
IDEXX Corp.....................................................16,750          550,656
Kennametal, Inc.................................................7,800          241,800
Lam Research Corp.*.............................................6,900          322,144
Manitowoc Company, Inc..........................................5,200          216,450
Milacron, Inc..................................................13,100          242,350
New Holland N.V................................................21,200          363,050
Smith International, Inc.*......................................8,600          373,563
Terex Corp.*...................................................18,200          553,963
                                                                          ------------
                                                                             3,034,976
                                                                          ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.3%
Furniture Brands International, Inc.*..........................15,500          432,063
Herman Miller, Inc..............................................7,500          157,500
Hon Industries, Inc.............................................2,900           84,644
Stanley Furniture Co., Inc.*...................................18,600          418,500
                                                                          ------------
                                                                             1,092,707
                                                                          ------------
HOUSEHOLD PRODUCTS - 0.1%
Blyth Industries, Inc.*.........................................3,100          106,563
                                                                          ------------
INDUSTRIAL - DIVERSIFIED - 0.7%
ABC Rail Products Corp.*.......................................11,100          227,550
Shaw Group, Inc.*..............................................17,600          279,400
                                                                          ------------
                                                                               506,950
                                                                          ------------
INSURANCE - 2.3%
Annuity and Life Re (Holdings) Ltd.............................21,400          480,163
E. W. Blanch Holdings, Inc......................................6,400          436,400
Fremont General Corp...........................................16,000          302,000
RenaissanceRe Holdings Ltd.....................................18,200          673,400
                                                                          ------------
                                                                             1,891,963
                                                                          ------------
LODGING - 0.4%
Extended Stay America, Inc.*...................................13,600          163,200
Sunterra Corp.*.................................................7,600          105,925
Vistana, Inc.*..................................................6,000           94,500
                                                                          ------------
                                                                               363,625
                                                                          ------------
MEDIA - BROADCASTING & PUBLISHING - 2.0%
Entercom Communications Corp.*.................................19,100          816,525
Radio One, Inc.*................................................1,600           74,400
TheStreet.com, Inc.*............................................2,200           79,200
TV Guide, Inc. *................................................3,100          113,538
World Gate Communications, Inc.*...............................10,200          522,750
                                                                          ------------
                                                                             1,606,413
                                                                          ------------
MEDICAL SUPPLIES - 3.6%
CONMED Corp.*..................................................15,800          483,875
Kopin Corp.*....................................................2,300           55,056
Mettler-Toledo International, Inc.*............................21,800          540,913
MiniMed, Inc.*..................................................1,700          130,794
MKS Instruments, Inc.*.........................................18,600          346,425
Novoste Corp.*..................................................3,500           73,500
Osteotech, Inc.*................................................9,450          271,688
ResMed, Inc.*...................................................7,500          248,906
Sangstat Medical Corp.*........................................31,300          539,925
Xomed Surgical Products, Inc.*..................................4,400          214,225
                                                                          ------------
                                                                             2,905,307
                                                                          ------------
MEDICAL & BIO-TECHNOLOGY - 1.0%
Affymetrix, Inc.*..............................................10,100          498,688
IDEXX Laboratories, Inc.*......................................15,000          349,688
                                                                          ------------
                                                                               848,376
                                                                          ------------
METALS - 2.5%
Amcast Industrial Corp..........................................5,800           94,613
Commercial Metals Co...........................................14,900          424,650
Mueller Industries*............................................35,100        1,191,206
Schnitzer Steel Industries, Inc................................14,200          318,613
                                                                          ------------
                                                                             2,029,082
                                                                          ------------
OIL & GAS - 4.9%
Atmos Energy Corp..............................................20,900          522,500
Barrett Resources Corp.*........................................3,100          118,963
Cooper Cameron Corp.*..........................................21,900          811,669
Devon Energy Corp..............................................14,500          518,375
ENSCO International, Inc.......................................15,100          301,056
Global Marine, Inc.*...........................................15,100          233,113
National-Oilwell, Inc.*........................................19,100          242,331
Newfield Exploration Co.*......................................19,100          543,156
Public Service Co. of North Carolina............................9,500          277,875
Wicor, Inc.....................................................11,100          310,106
                                                                          ------------
                                                                             3,879,144
                                                                          ------------
PHARMACEUTICALS - 4.0%
Applied Analytical Industries, Inc.*...........................14,900          167,625
Human Genome Sciences, Inc.*...................................25,400        1,003,300
IDEC Pharmaceuticals Corp.*....................................11,800          909,338
Incyte Pharmaceuticals, Inc.*...................................3,200           84,600
Inhale Therapeutic Systems, Inc.*...............................3,500           83,344
Ligand Pharmaceuticals*........................................42,600          473,925
Millennium Pharmaceuticals, Inc.*..............................10,200          367,200
U.S. Bioscience, Inc.*.........................................17,100          166,725
                                                                          ------------
                                                                             3,256,057
                                                                          ------------
REAL ESTATE - 4.6%
Arden Realty Group, Inc. (REIT)................................17,100          421,088
Burnham Pacific Properties, Inc. (REIT)........................15,700          193,306
Centerpoint Properties Corp. (REIT).............................3,200          117,200
Cousins Properties, Inc. (REIT)................................12,400          419,275
Franchise Finance Corp. of America (REIT).......................7,300          160,600
Macerich Co. (The) (REIT)......................................10,400          273,000
Manufactured Home Communities, Inc. (REIT).....................16,600          431,600
Mills Corp. (REIT).............................................11,500          249,406
Misson West Properties Inc. (REIT).............................15,500          127,875
National Golf Properties, Inc. (REIT)..........................10,800          262,575
Post Properties, Inc. (REIT)...................................18,567          761,247
Realty Information Group, Inc.(REIT)*...........................7,100          308,850
                                                                          ------------
                                                                             3,726,022
                                                                          ------------
RETAILERS - 3.5%
Ames Department Stores, Inc.*..................................13,100          597,688
Barnesandnoble.com inc.*........................................5,300           95,400
EToys Inc.*.....................................................3,300          134,475
General Nutrition Co., Inc.*...................................10,800          251,775
School Specialty, Inc.*........................................27,500          441,719
ShopKo Stores, Inc.*...........................................20,500          743,125
Stamps.Com, Inc.*...............................................5,900          103,250
Williams-Sonoma, Inc.*..........................................4,100          142,731
Zale Corp.*.....................................................9,100          364,000
                                                                          ------------
                                                                             2,874,163
                                                                          ------------
TELEPHONE SYSTEMS - 3.4%
American Mobile Satellite Corp.*...............................16,700          273,463
Citadel Communication Corp.*....................................8,500          307,594
Concentric Network Corp.*......................................16,800          667,800
Covad Communications Group, Inc.*...............................3,850          205,253
Digital Island, Inc.*..........................................10,800          193,725
ITC DeltaCom, Inc.*............................................13,800          386,400
NEXTLINK Communications, Inc.*..................................7,400          550,375
NorthPoint Communications Group, Inc.*..........................2,800          102,200
Redback Networks Inc.*............................................600           75,338
                                                                          ------------
                                                                             2,762,148
                                                                          ------------
TEXTILES, CLOTHING & FABRICS - 0.1%
Columbia Sportswear Co.*........................................5,500           84,563
                                                                          ------------
TRANSPORTATION - 3.2%
American Classic Voyages Co.*...................................8,300          199,200
American Freightways Corp.*.....................................8,700          170,194
C.H. Robinson Worldwide, Inc...................................17,700          650,475
Forward Air Corp.*..............................................5,700          160,313
Pegasus Systems, Inc.*..........................................3,800          142,263
Werner Enterprises, Inc........................................40,075          831,556
Willis Lease Finance Corp.*....................................28,500          464,906
                                                                          ------------
                                                                             2,618,907
                                                                          ------------
WATER COMPANIES - 0.4%
E-Town Corp.....................................................7,800          356,850
                                                                          ------------

TOTAL INVESTMENTS - 95.3%
(Cost $69,465,636)                                                        $ 77,489,208

Other Assets and Liabilities (net) - 4.7%............................        3,834,788
                                                                          ------------

TOTAL NET ASSETS - 100.0%                                                  $81,323,996
                                                                          ============

PORTFOLIO FOOTNOTES:

*Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

REIT - Real Estate Investment Trust

                          See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
PAR/SHARE         SECURITY                                                                                                   VALUE
AMOUNT            DESCRIPTION                                                         COUPON         MATURITY               (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                  DOMESTIC BONDS AND DEBT SECURITIES - 85.9%
                  ASSET BACKED SECURITIES - 4.1%
$  400,000        California Infrastucture......................................       6.380%         09/25/08            $  397,134
 1,230,000        Citibank Credit Card Master Trust.............................       6.150%         03/10/11             1,143,900
   565,000        Discover Card Master Trust....................................       5.650%         11/16/04               555,522
   730,000        Ford Credit Auto Loan Master Trust............................       5.500%         02/15/03               724,339
   595,000        Money Store Home Equity Trust.................................       6.485%         12/15/38               583,942
   500,000        Peco Energy Transition Trust..................................       5.800%         03/01/07               484,388
                                                                                                                       -------------
                                                                                                                           3,889,225
                                                                                                                       -------------
                  CORPORATE BONDS - 19.2%
   735,000        Aerial Communications, Inc. (144A)^...........................            +         02/01/08               347,799
   500,000        Armstrong World Industries, Inc...............................       6.350%         08/15/03               490,718
    60,000        Banc One Corp.................................................       7.625%         10/15/26                59,935
    50,000        CalEnergy Co., Inc............................................       7.520%         09/15/08                50,044
   188,000        Calpine Corp..................................................       7.625%         04/15/06               177,895
   200,000        Canadian Imperial Bank........................................       6.200%         08/01/00               200,378
 2,000,000        Chase Manhattan Corp. (b).....................................       9.750%         11/01/01             2,144,987
   650,000        Citigroup Capital (b).........................................       7.750%         12/01/36               654,298
   125,000        Clear Channel Communications, Inc.............................       7.250%         10/15/27               115,511
 1,200,000        Coastal Corp..................................................       6.500%         05/15/06             1,162,999
   250,000        Columbus Southern Power.......................................       6.850%         10/03/05               246,647
   750,000        Comcast Cable Communications (b)..............................       6.200%         11/15/08               699,625
   165,000        COMM..........................................................       6.455%         09/15/08               156,905
 1,000,000        Federated Department Stores, Inc. (b).........................       8.125%         10/15/02             1,045,187
   225,000        Fleet Capital Ltd.............................................       7.920%         12/11/26               225,105
 1,000,000        General Electric Capital Corp. (b)............................       8.125%         04/01/08             1,105,347
   500,000        General Motors Acceptance Corp. (b)...........................       6.750%         11/04/04               497,734
   225,000        Ingersoll-Rand Co.............................................       6.391%         11/15/27               218,995
   125,000        Kincaid Generation LLC (144A)^................................       7.330%         06/15/20               119,175
   200,000        LASMO (USA), Inc..............................................       7.500%         06/30/06               200,028
    75,000        Lenfest Communications, Inc. (144A)^..........................       7.625%         02/15/08                76,875
   300,000        National Fuel Gas Co. (b).....................................       6.214%         08/12/27               295,559
    10,000        NationsBank Corp..............................................       7.250%         10/15/25                 9,750
    30,000        News America Holdings, Inc....................................       7.700%         10/30/25                29,133
   100,000        NGC Corp......................................................       7.625%         10/15/26                94,822
   150,000        PacifiCorp....................................................       6.750%         07/15/04               150,383
 2,000,000        Providian National Bank (b)...................................       6.250%         05/06/01             1,977,412
 1,000,000        Solutia, Inc..................................................       7.375%         10/15/27               954,355
   500,000        Statoil.......................................................       6.500%         12/01/28               442,810
    60,000        Stena AB......................................................       8.750%         06/15/07                55,050
    70,000        Tele-Communications TCI Group.................................       7.875%         02/15/26                73,664
    60,000        Tricon Global Restaurants, Inc................................       7.450%         05/15/05                59,787
 1,000,000        Turner Broadcasting Systems, Inc..............................       7.400%         02/01/04             1,020,468
   100,000        U.S. Cellular Corp............................................       7.250%         08/15/07                98,750
   500,000        Western Resources, Inc........................................       6.250%         08/15/03               491,968
   200,000        Williams Companies, Inc.......................................       6.125%         02/01/01               198,649
 1,100,000        WorldCom, Inc. (b)............................................       7.750%         04/01/27             1,199,235
 1,200,000        Yale University (b)...........................................       7.375%         04/15/26             1,201,430
                                                                                                                   -----------------
                                                                                                                          18,349,412
                                                                                                                   -----------------
                  CORPORATE MORTGAGE BACKED SECURITIES - 3.0%
 1,065,000        Deutsche Mortgage and Asset Receiving Corp....................       6.538%         06/15/31             1,027,496
   400,000        Lehman Brothers Commercial Conduit Mortgage Trust.............       6.480%         01/18/08               386,682
   170,000        Morgan Stanley Capital, Inc...................................       6.520%         01/15/08               165,118
   170,000        Morgan Stanley Capital, Inc...................................       6.170%         10/03/08             $ 163,816
   117,122        Mortgage Capital Funding, Inc.................................       6.525%         01/20/07               116,735
   685,000        Nomura Asset Securities Corp..................................       6.590%         03/15/30               666,221
   351,030        Ocwen Residential Corp. (144A)^...............................       7.000%         10/25/30               346,423
                                                                                                                    ----------------
                                                                                                                           2,872,491
                                                                                                                    ----------------
                  U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 43.7%
    25,336        Federal Home Loan Mortgage Corp...............................       8.000%         09/01/08                26,016
 1,200,000        Federal Home Loan Mortgage Corp...............................       5.125%         10/15/08             1,090,754
   295,932        Federal Home Loan Mortgage Corp...............................       6.500%         07/15/16               295,868
   150,000        Federal Home Loan Mortgage Corp...............................       6.500%         09/15/23               150,256
    37,546        Federal Home Loan Mortgage Corp...............................       8.500%         08/01/26                39,264
    22,669        Federal National Mortgage Association.........................       8.000%         09/01/03                23,387
   150,000        Federal National Mortgage Association.........................       6.500%         11/25/07               150,311
   282,386        Federal National Mortgage Association.........................       7.000%         05/01/11               283,987
   578,210        Federal National Mortgage Association.........................       7.000%         05/01/12               581,489
    24,706        Federal National Mortgage Association.........................       7.000%         09/01/12                24,847
   330,033        Federal National Mortgage Association.........................       6.500%         06/01/14               325,775
    29,260        Federal National Mortgage Association.........................       8.500%         07/01/19                30,590
   365,780        Federal National Mortgage Association.........................       7.000%         02/01/26               362,547
   333,836        Federal National Mortgage Association.........................       7.000%         03/01/26               330,885
   920,578        Federal National Mortgage Association.........................       7.000%         09/01/27               912,441
   536,154        Federal National Mortgage Association.........................       6.500%         01/01/28               519,255
   620,739        Federal National Mortgage Association.........................       6.500%         04/01/28               601,175
   944,522        Federal National Mortgage Association (b).....................       7.000%         06/01/28               936,174
   407,064        Federal National Mortgage Association.........................       7.000%         07/01/28               403,466
   425,812        Federal National Mortgage Association.........................       7.000%         08/01/28               422,048
   460,000        Federal National Mortgage Association.........................       6.160%         08/07/28               429,392
   929,404        Federal National Mortgage Association (b).....................       7.000%         09/01/28               922,247
   783,522        Federal National Mortgage Association.........................       6.500%         10/01/28               758,827
   912,057        Federal National Mortgage Association.........................       6.500%         11/01/28               883,310
 1,656,196        Federal National Mortgage Association.........................       7.000%         02/01/29             1,641,557
 1,649,117        Federal National Mortgage Association.........................       6.500%         03/01/29             1,597,140
 6,496,831        Federal National Mortgage Association.........................       6.500%         04/01/29             6,292,063
 3,035,000        Federal National Mortgage Association (a).....................       6.000%         07/01/29             2,858,591
 2,900,000        Federal National Mortgage Association (a).....................       7.000%         07/01/29             2,872,813
    41,592        Government National Mortgage Association......................       9.000%         01/15/20                44,195
    74,966        Government National Mortgage Association......................       7.500%         02/15/27                75,896
   890,459        Government National Mortgage Association......................       7.000%         07/15/28               881,037
 1,215,501        Government National Mortgage Association......................       7.000%         11/15/28             1,202,641
 1,083,229        Government National Mortgage Association......................       7.000%         12/15/28             1,071,768
12,652,158        Government National Mortgage Association......................       7.000%         01/15/29            12,518,299
   438,611        Government National Mortgage Association......................       7.000%         02/15/29               433,971
                                                                                                                    ----------------
                                                                                                                          41,994,282
                                                                                                                    ----------------
                  U.S. TREASURY SECURITIES - 15.9%
   543,000        U.S. Treasury Bond............................................       6.750%         08/15/26               579,483
 3,350,000        U.S. Treasury Bond............................................       5.250%         02/15/29             3,010,813
   395,000        U.S. Treasury Note (b)........................................       6.250%         02/28/02               401,049
 1,305,000        U.S. Treasury Note............................................       5.375%         06/30/03             1,289,096
 3,795,000        U.S. Treasury Note............................................       5.250%         05/15/04             3,729,775
   600,000        U.S. Treasury Note (b)........................................       5.875%         11/15/05               599,813
 2,535,000        U.S. Treasury Note............................................       6.875%         05/15/06             2,669,672
 1,450,000        U.S. Treasury Note............................................       6.625%         05/15/07           $ 1,510,719
   180,000        U.S. Treasury Note............................................       5.625%         05/15/08               176,344
 1,325,000        U.S. Treasury Note............................................       5.500%         05/15/09             1,294,359
                                                                                                                    ----------------
                                                                                                                          15,261,123
                                                                                                                    ----------------

                  Total Domestic Bonds and Debt Securities (Cost $84,525,760)...                                          82,366,533
                                                                                                                    ----------------

                  FOREIGN BONDS AND DEBT SECURITIES - 2.9%
                  CANADA - 2.5%
   149,800        Express Pipeline L.P. (144A) (U.S.$)^.........................       6.470%         12/31/11               136,666
    80,000        Gulf Canada Resources Ltd. (Yankee)...........................       8.250%         03/15/17                74,206
   100,000        Hydro-Quebec (Yankee).........................................       9.500%         11/15/30               123,890
 1,390,000        Hydro-Quebec (Yankee) (b).....................................      11.750%         02/01/12             1,882,171
   200,000        Laidlaw, Inc. (Yankee)........................................       6.720%         10/01/27               179,483
                                                                                                                    ----------------
                                                                                                                           2,396,416
                                                                                                                    ----------------
                  MEXICO - 0.2%
   140,000        United Mexican States (U.S.$).................................      11.375%         09/15/16               147,350
                                                                                                                    ----------------

                  PERU - 0.1%
   105,000        Peru (PDI) (U.S.$)*...........................................       4.500%         03/07/17                64,772
                                                                                                                    ----------------

                  PHILIPPINE ISLANDS - 0.1%
    90,000        Philippines (Republic of) (U.S.$).............................       8.875%         04/15/08                88,088
                                                                                                                    ----------------


                  Total Foreign Bonds and Debt Securities (Cost $2,946,747).....                                           2,696,626
                                                                                                                    ----------------

                  TOTAL INVESTMENTS - 88.8%
                  (Cost $87,472,507)............................................                                          85,063,159

                  Other Assets and Liabilities (net) - 11.2%....................                                          10,773,326
                                                                                                                    ----------------

                  TOTAL NET ASSETS - 100.0%.....................................                                        $ 95,836,485
                                                                                                                    ================

                  PORTFOLIO FOOTNOTES:

                  (a) Security purchased on a delayed delivery or when-issued basis.(See note 1 to financial statements)

                  (b) Assets segregated for purchase price of delayed delivery or when-issued security.

                  ^  Securities that may be resold to "qualified institutional buyers"
                     under Rule 144A or securities offered pursuant to Section 4(2) of the Securities  Act of 1933, as amended.  These  securities  have been determined to be liquid under guidelines  established by the
                     Board of Trustees.

                  +  Zero coupon bond

                  Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                                             See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                    SHARES         (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS - 99.4%
AEROSPACE & DEFENSE - 0.3%
Coltec Industries, Inc.*                                       32,900       $  713,519
                                                                        --------------
AUTOMOTIVE - 0.6%
Lear Corp.*                                                    30,600        1,522,350
                                                                        --------------
BANKING - 9.3%
BankAmerica Corp..............................................118,957        8,721,029
Dime Bancorp, Inc..............................................43,500          875,438
First Union Corp...............................................86,500        4,065,500
KeyCorp........................................................77,600        2,492,900
U.S. Bancorp...................................................85,800        2,917,200
Washington Mutual, Inc.........................................96,360        3,408,735
                                                                        --------------
                                                                            22,480,802
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 6.2%
Pepsi Bottling Group, Inc. (The)...............................27,700          638,831
Pepsico, Inc..................................................146,100        5,652,244
Philip Morris Co., Inc........................................157,500        6,329,531
Seagrams Co., Ltd..............................................46,600        2,347,475
                                                                        --------------
                                                                            14,968,081
                                                                        --------------
CHEMICALS - 4.6%
Monsanto Co...................................................100,500        3,963,469
Rohm & Haas Co.................................................96,200        4,124,575
USEC, Inc.....................................................209,000        3,108,875
                                                                        --------------
                                                                            11,196,919
                                                                        --------------
COMMERCIAL SERVICES - 2.7%
Allied Waste Industries, Inc.*................................114,300        2,257,425
Cendant Corp.*................................................113,400        2,324,700
Service Corp. International....................................97,000        1,867,250
                                                                        --------------
                                                                             6,449,375
                                                                        --------------
COMMUNICATIONS - 3.0%
Lucent Technologies, Inc.......................................22,045        1,486,660
SBC Communications Corp........................................98,600        5,718,800
                                                                        --------------
                                                                             7,205,460
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 6.5%
Cisco Systems, Inc.*..........................................109,000        7,030,500
Microsoft Corp.*...............................................84,900        7,656,919
Oracle Corp.*..................................................29,950        1,111,894
                                                                        --------------
                                                                            15,799,313
                                                                        --------------
COMPUTERS & INFORMATION - 6.8%
Dell Computer Corp.............................................43,300        1,602,100
EMC Corp.*.....................................................60,400        3,322,000
International Business Machines Corp...........................51,600        6,669,300
Quantum Corp.*.................................................32,600          786,475
Sun Microsystems, Inc.*........................................60,800        4,187,600
                                                                        --------------
                                                                            16,567,475
                                                                        --------------
COSMETICS & PERSONAL CARE - 0.8%
Gillette Co.                                                   49,600        2,033,600
                                                                        --------------
ELECTRIC UTILITIES - 0.7%
Dominion Resources, Inc........................................28,900        1,251,731
PP&L Resources, Inc............................................13,500          415,125
                                                                        --------------
                                                                             1,666,856
                                                                        --------------
ELECTRONICS - 4.5%
Applied Materials, Inc.*.......................................21,400        1,580,925
Input/Output, Inc.*...........................................262,200        1,982,888
Intel Corp.....................................................38,200        2,272,900
Motorola, Inc..................................................13,000        1,231,750
Texas Instruments, Inc.........................................26,500        3,842,500
                                                                        --------------
                                                                            10,910,963
                                                                        --------------
ENTERTAINMENT & LEISURE - 2.6%
International Game Technology..................................83,900        1,552,150
Mattel, Inc...................................................142,000        3,754,125
Mirage Resorts, Inc.*..........................................57,900          969,825
                                                                        --------------
                                                                             6,276,100
                                                                        --------------
ENVIRONMENTAL CONTROLS - 5.1%
Republic Services, Inc.*......................................199,700        4,942,575
Waste Management, Inc.........................................135,875        7,303,281
                                                                        --------------
                                                                            12,245,856
                                                                        --------------
FINANCIAL SERVICES - 2.5%
CIT Group, Inc. (The).........................................156,500        4,518,938
Federal National Mortgage Association..........................21,500        1,470,063
                                                                        --------------
                                                                             5,989,001
                                                                        --------------
FOOD RETAILERS - 1.1%
Kroger Co.*                                                    96,900        2,707,144
                                                                        --------------
FOREST PRODUCTS & PAPER - 1.3%
Kimberly-Clark Corp............................................31,400        1,789,800
Smurfit-Stone Container Corp.*.................................65,083        1,338,269
                                                                        --------------
                                                                             3,128,069
                                                                        --------------
HEALTH CARE PROVIDERS - 1.6%
HEALTHSOUTH Corp.* ...........................................252,300        3,768,731
                                                                        --------------
HEAVY MACHINERY - 1.0%
Cooper Industries, Inc. .......................................46,600        2,423,200
                                                                        --------------
HOUSEHOLD PRODUCTS - 2.4%
Procter & Gamble Co. ..........................................65,600        5,854,800
                                                                        --------------
INDUSTRIAL - DIVERSIFIED - 3.6%
Tyco International Ltd. ...................................... 92,810        8,793,748
                                                                        --------------
INSURANCE - 5.7%
Aon Corp.......................................................68,300        2,817,375
Marsh & McLennan Co., Inc......................................61,800        4,665,900
Provident Companies, Inc.......................................59,100        2,364,000
Unum Corp......................................................72,700        3,980,325
                                                                        --------------
                                                                            13,827,600
                                                                        --------------
LODGING - 0.4%
Starwood Hotels & Resorts Worldwide, Inc...................... 34,016        1,039,614
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 0.2%
News Corp., Ltd. (The) (ADR) ................................. 12,900          455,531
                                                                        --------------
MEDICAL SUPPLIES - 1.6%
Forest Laboratories, Inc.* ................................... 85,400        3,949,750
                                                                        --------------
METALS - 1.0%
Allegheny Teledyne, Inc. .....................................103,100        2,332,638
                                                                        --------------
OIL & GAS - 5.0%
Chevron Corp....................................................6,600          628,238
Columbia Energy Group..........................................37,600        2,357,050
Cooper Cameron Corp.*..........................................70,100        2,598,081
Mobil Corp.....................................................41,900        4,148,100
Tosco Corp.....................................................94,600        2,453,688
                                                                        --------------
                                                                            12,185,157
                                                                        --------------
PHARMACEUTICALS - 5.4%
Alza Corp.*....................................................16,300          829,263
American Home Products Corp....................................53,500        3,076,250
Bristol-Myers Squibb Co........................................38,100        2,683,669
Eli Lilly & Co.................................................27,400        1,962,525
Genzyme Corp.*.................................................39,700        1,925,450
Genzyme Surgical Products*......................................7,089           31,235
Warner Lambert Co..............................................38,400        2,664,000
                                                                        --------------
                                                                            13,172,392
                                                                        --------------
RETAILERS - 4.0%
Abercrombie & Fitch Co.*.......................................21,800        1,046,400
AutoZone, Inc.*................................................15,100          454,888
Dayton-Hudson Corp.............................................21,300        1,384,500
Federated Department Stores, Inc.*.............................40,800        2,159,850
TJX Companies, Inc.............................................62,000        2,065,375
Wal-Mart Stores, Inc...........................................54,000        2,605,500
                                                                        --------------
                                                                             9,716,513
                                                                        --------------
TELEPHONE SYSTEMS - 5.9%
AT&T Corp......................................................38,800        2,165,525
Bell Atlantic Corp.............................................22,400        1,464,400
GTE Corp.......................................................33,100        2,507,325
Level 3 Communications, Inc.*...................................9,600          576,600
MCI WorldCom, Inc.*............................................89,214        7,694,708
                                                                        --------------
                                                                            14,408,558
                                                                        --------------
TEXTILES, CLOTHING & FABRICS - 0.9%
Fruit of the Loom, Inc.*......................................152,200        1,483,950
Jones Apparel Group, Inc.*.....................................17,400          597,038
                                                                        --------------
                                                                             2,080,988
                                                                        --------------
TRANSPORTATION - 2.1%
CNF Transportation, Inc........................................27,200        1,043,800
Union Pacific Corp.............................................67,500        3,936,094
                                                                        --------------
                                                                             4,979,894
                                                                        --------------

TOTAL INVESTMENTS - 99.4%
(Cost $211,045,126)..................................................      240,849,997

Other Assets and Liabilities (net) - 0.6%............................        1,342,927
                                                                        --------------

TOTAL NET ASSETS - 100.0%............................................     $242,192,924
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

ADR - American Depositary Receipt

                           See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)
(Percentage of Net Assets)

-------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                     Shares       (Note 1)
-------------------------------------------------------------------------------------
COMMON STOCKS - 97.4%
AEROSPACE & DEFENSE - 1.8%
AlliedSignal, Inc..............................................35,000     $  2,205,000
Boeing Co......................................................12,400          547,925
Coltec Industries, Inc.*........................................1,500           32,531
Lockheed Martin Corp...........................................23,700          882,825
Raytheon Co.....................................................8,600          592,325
                                                                        --------------
                                                                             4,260,606
                                                                        --------------
AIRLINES - 0.1%
Southwest Airlines, Inc.........................................5,700          177,413
                                                                        --------------
AUTOMOTIVE - 1.8%
Cooper Tire & Rubber Co.........................................1,600           37,800
Dana Corp......................................................11,700          538,931
Delphi Automotive Systems Corp.................................27,700          514,181
Ford Motor Co..................................................14,200          801,413
General Motors Corp............................................15,300        1,009,800
Genuine Parts Co...............................................11,200          392,000
Goodyear Tire & Rubber Co......................................11,000          646,938
Lear Corp.*.....................................................4,600          228,850
Paccar, Inc.....................................................3,600          192,150
                                                                        --------------
                                                                             4,362,063
                                                                        --------------
BANKING - 7.5%
Associated Banc-Corp............................................2,000           83,000
Associates First Capital Corp..................................24,300        1,076,794
Astoria Financial Corp..........................................1,900           83,481
BancWest Corp...................................................1,700           63,113
Bank One Corp.....................................................100            5,956
BankAmerica Corp...............................................60,901        4,464,769
BankBoston Corp................................................24,800        1,267,900
Colonial Bancgroup, Inc...........................................600            8,363
Commercial Federal Corp...........................................600           13,913
Compass Bancshares, Inc.........................................3,700          100,825
Dime Bancorp, Inc...............................................3,500           70,438
First American Corp.............................................7,800          324,188
First Union Corp...............................................33,500        1,574,500
FirstMerit Corp.................................................4,600          129,088
Golden West Financial Corp......................................2,000          196,000
Greenpoint Financial Corp.......................................3,800          124,688
Hibernia Corp...................................................4,700           73,731
Household International, Inc...................................15,000          710,625
Huntington Bancshares, Inc......................................3,500          122,500
KeyCorp........................................................17,000          546,125
Mellon Bank Corp................................................3,600          130,950
Mercantile Bankshares Corp......................................2,300           81,363
M&T Bank Corp.....................................................300          165,000
National Commerce Bancorp.........................................700           15,313
North Fork Bancorp., Inc........................................4,900          104,431
Pacific Century Financial Corp..................................2,400           51,750
Peoples Heritage Financial Group, Inc...........................3,200           60,200
PNC Bank Corp..................................................10,500          605,063
Southtrust Corp.................................................5,500          211,063
Sovereign Bancorp, Inc..........................................5,000           60,625
Summit Bancorp..................................................6,000          250,875
Suntrust Banks, Inc............................................11,100          770,756
TCF Financial Corp..............................................2,700           75,263
Union Planters Corp.............................................4,900          218,969
U.S. Bancorp...................................................25,800          877,200
Washington Federal, Inc...........................................200            4,488
Washington Mutual, Inc.........................................20,600          728,725
Wells Fargo Co.................................................57,300        2,449,575
Wilmington Trust Corp...........................................1,100           63,113
                                                                        --------------
                                                                            17,964,719
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 5.8%
Bestfoods.......................................................9,600          475,200
Coca-Cola Co. (The)............................................44,700        2,793,750
Heinz (H.J.), Co...............................................12,300          616,538
Hershey Foods Corp..............................................4,100          243,438
Nabisco Holdings Corp...........................................1,800           77,850
Pepsi Bottling Group, Inc. (The)................................5,200          119,925
Pepsico, Inc...................................................50,600        1,957,588
Philip Morris Co., Inc.........................................83,200        3,343,600
Ralston-Ralston Purina Group....................................8,500          258,719
Sara Lee Corp..................................................26,500          601,219
Seagrams Co., Ltd..............................................38,900        1,959,588
Unilever N.V...................................................20,400        1,422,900
                                                                        --------------
                                                                            13,870,315
                                                                        --------------
BUILDING MATERIALS - 0.2%
Owens Corning...................................................3,300          113,438
Sherwin Williams Co............................................11,500          319,125
USG Corp........................................................1,700           95,200
                                                                        --------------
                                                                               527,763
                                                                        --------------
CHEMICALS - 2.4%
Dow Chemical Co................................................15,700        1,991,938
Georgia Gulf Corp.................................................200            3,375
IMC Global, Inc.................................................8,600          151,575
Lyondell Petro Chemical Co......................................7,500          154,688
Monsanto Co....................................................45,500        1,794,406
PPG Industries, Inc.............................................7,300          431,156
Rohm & Haas Co.................................................12,700          544,513
Solutia, Inc....................................................8,100          172,631
Union Carbide Corp..............................................9,000          438,750
USEC, Inc.......................................................1,800           26,775
                                                                        --------------
                                                                             5,709,807
                                                                        --------------
COMMERCIAL SERVICES - 1.3%
Cendant Corp.*.................................................98,700        2,023,350
Equifax, Inc...................................................14,900          531,744
Nielsen Media Research*.............................................1               19
Service Corp. International....................................31,400          604,450
                                                                        --------------
                                                                             3,159,563
                                                                        --------------
COMMUNICATIONS - 4.0%
3 Com Corp.*...................................................11,300          301,569
Exodus Communications, Inc.*......................................900          107,944
Lucent Technologies, Inc.(a)...................................82,200        5,543,363
SBC Communications Corp........................................63,600        3,688,800
                                                                        --------------
                                                                             9,641,676
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 7.8%
America Online, Inc.*..........................................27,100        2,994,550
Automatic Data Processing, Inc.................................18,700          822,800
BMC Software, Inc.*...............................................800           43,200
Cisco Systems, Inc.* (a)......................................100,000        6,450,000
Electronic Arts, Inc.*..........................................1,800           97,650
First Data Corp................................................13,100          641,081
Microsoft Corp.*(a)............................................79,200        7,142,850
Oracle Corp.*..................................................24,900          924,413
Symantec Corp.*...................................................500           12,750
                                                                        --------------
                                                                            19,129,294
                                                                        --------------
COMPUTERS & INFORMATION - 5.5%
Apple Computer, Inc.*...........................................4,000          185,250
Dell Computer Corp.............................................32,900        1,217,300
Electronic Data Systems Corp....................................7,800          441,188
EMC Corp.*.....................................................31,200        1,716,000
Gateway Inc.*...................................................4,900          289,100
International Business Machines Corp. (a)......................57,600        7,444,800
Quantum Corp.*..................................................5,000          120,625
Seagate Technology, Inc.*.......................................7,300          187,063
Sun Microsystems, Inc.*........................................24,200        1,666,775
                                                                        --------------
                                                                            13,268,101
                                                                        --------------
COSMETICS & PERSONAL CARE - 0.3%
Gillette Co....................................................19,700          807,700
                                                                        --------------
ELECTRIC UTILITIES - 2.2%
Allegheny Energy, Inc...........................................6,000          192,375
Ameren Corp.....................................................6,100          234,088
Central & South West Corp......................................25,400          593,725
Cinergy Corp....................................................7,200          230,400
CMS Energy Corp.................................................5,600          234,500
Constellation Energy Group, Inc.................................6,900          204,413
Dominion Resources, Inc.........................................9,300          402,806
Edison International............................................8,100          216,675
Entergy Corp...................................................11,700          365,625
FPL Group, Inc..................................................1,500           81,938
NiSource, Inc...................................................5,600          144,550
Northeast Utilities*............................................6,000          106,125
Northern States Power Co........................................7,000          169,313
Pinnacle West Capital Corp......................................4,100          165,025
PP&L Resources, Inc.............................................7,600          233,700
P.G.&E. Corp...................................................18,300          594,750
Reliant Energy, Inc.............................................5,500          151,938
Southern Co.....................................................6,500          172,250
TECO Energy, Inc................................................6,100          138,775
Texas Utilities Co.............................................13,500          556,875
Wisconsin Energy Corp...........................................5,700          142,856
                                                                        --------------
                                                                             5,332,702
                                                                        --------------
ELECTRICAL EQUIPMENT - 2.9%
Emerson Electric Co............................................20,100        1,263,788
General Electric Co. (a).......................................45,900        5,186,700
Grainger (W.W.), Inc............................................4,800          258,300
Hubbell, Inc....................................................2,400          108,900
National Service Industries, Inc..................................500           18,000
Symbol Technologies, Inc........................................5,700          210,188
                                                                        --------------
                                                                             7,045,876
                                                                        --------------
ELECTRONICS - 4.6%
Anixter International, Inc.*......................................300            5,475
Applied Materials, Inc.*.......................................11,500          849,563
Input/Output, Inc.*...............................................200            1,513
Intel Corp. (a)...............................................104,100        6,193,950
Motorola, Inc..................................................18,800        1,781,300
National Semiconductor Corp.*...................................5,300          134,156
Sensormatic Electronics Corp.*....................................400            5,575
Texas Instruments, Inc.........................................12,700        1,841,500
Xilinx, Inc.*...................................................4,400          251,900
                                                                        --------------
                                                                            11,064,932
                                                                        --------------
ENTERTAINMENT & LEISURE - 0.4%
International Game Technology...................................5,000           92,500
Mattel, Inc....................................................20,300          536,681
Mirage Resorts, Inc.*..........................................14,300          239,525
                                                                        --------------
                                                                               868,706
                                                                        --------------
ENVIRONMENTAL CONTROLS - 1.0%
Waste Management, Inc..........................................44,300        2,381,125
                                                                        --------------
FINANCIAL SERVICES - 2.5%
American Express Credit Corp....................................4,200          546,525
Bear Stearns Co., Inc...........................................3,800          177,650
Charter One Financial, Inc......................................5,700          158,531
CIT Group, Inc. (The)...........................................2,700           77,963
Federal National Mortgage Association..........................21,900        1,497,413
Financial Security Assurance Holdings Ltd.........................500           26,000
Finova Group, Inc...............................................2,100          110,513
Franklin Resources, Inc.........................................2,100           85,313
Goldman Sachs Group, Inc. (The)................................14,300        1,033,175
Lehman Brothers Holdings, Inc...................................2,900          180,525
Merrill Lynch & Co., Inc.......................................11,300          903,294
Morgan Stanley, Dean Witter & Co................................6,700          686,750
Ocwen Financial Corp.*............................................400            3,550
Paine Webber Group, Inc.........................................4,700          219,725
Provident Financial Group, Inc....................................500           21,875
Regions Financial Corp..........................................7,300          280,594
Waddell & Reed Financial, Inc. (Class A)..........................200            5,488
Waddell & Reed Financial, Inc. (Class B)..........................700           18,900
                                                                        --------------
                                                                             6,033,784
                                                                        --------------
FOREST PRODUCTS & PAPER - 1.0%
Bowater, Inc....................................................1,900           89,775
Corporate Express, Inc.*........................................1,600           11,200
Fort James Corp.................................................9,500          359,813
International Paper Co.........................................14,700          742,350
Kimberly-Clark Corp............................................18,600        1,060,200
Smurfit-Stone Container Corp.*..................................8,400          172,725
                                                                        --------------
                                                                             2,436,063
                                                                        --------------
HEALTH CARE PROVIDERS - 1.1%
Columbia/HCA Healthcare Corp...................................27,300          622,781
HCR Manor Care, Inc.*...........................................5,100          123,356
Health Management Associates*..................................11,600          130,500
HEALTHSOUTH Corp.*.............................................20,400          304,725
Humana, Inc.*...................................................7,700           99,619
Medtronic, Inc..................................................3,500          272,563
Tenet Healthcare Corp.*........................................14,900          276,581
United Healthcare Corp..........................................7,800          488,475
Wellpoint Health Networks, Inc.*................................3,400          288,575
                                                                        --------------
                                                                             2,607,175
                                                                        --------------
HEAVY MACHINERY - 0.6%
Cooper Industries, Inc..........................................7,100          369,200
Deere & Co.....................................................16,400          649,850
Eaton Corp......................................................3,700          340,400
Parker-Hannifin Corp............................................1,700           77,775
Smith International, Inc.*......................................1,200           52,125
                                                                        --------------
                                                                             1,489,350
                                                                        --------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
Furniture Brands International, Inc.*.............................900           25,088
Leggett & Platt, Inc...........................................13,600          378,250
                                                                        --------------
                                                                               403,338
                                                                        --------------
HOUSEHOLD PRODUCTS - 1.6%
Clorox Co.......................................................1,700          181,581
Procter & Gamble Co............................................40,200        3,587,850
                                                                        --------------
                                                                             3,769,431
                                                                        --------------
INDUSTRIAL - DIVERSIFIED - 2.2%
Eastman Kodak Co...............................................25,400        1,720,850
ITT Industries, Inc.............................................6,600          251,625
Temple Inland, Inc..............................................2,000          136,500
Tenneco, Inc...................................................13,400          319,925
Tyco International Ltd.........................................29,900        2,833,025
                                                                        --------------
                                                                             5,261,925
                                                                        --------------
INSURANCE - 5.9%
Aetna, Inc......................................................6,900          617,119
Allstate Corp..................................................46,200        1,657,425
Ambac Financial Group, Inc......................................3,900          222,788
American International Group....................................6,000          702,375
Aon Corp.......................................................14,700          606,375
Chubb Corp......................................................8,500          590,750
Cigna Corp.....................................................10,200          907,800
Citigroup, Inc.(a)............................................108,700        5,163,250
Equitable Companies, Inc. (The).................................5,300          355,100
Fremont General Corp............................................1,600           30,200
Marsh & McLennan Co., Inc......................................15,100        1,140,050
MBIA, Inc.......................................................5,700          369,075
Mercury General Corp............................................3,000          102,000
Ohio Casualty Corp................................................300           10,838
Pacificare Health Systems, Inc.*................................1,300           93,519
Provident Companies, Inc........................................2,400           96,000
St. Paul Co....................................................13,000          413,563
Torchmark Corp..................................................7,400          252,525
Travelers Property Casualty Corp................................3,600          140,850
Unum Corp......................................................11,600          635,100
                                                                        --------------
                                                                            14,106,702
                                                                        --------------
LODGING - 0.4%
Extended Stay America, Inc.*......................................700            8,400
Hilton Hotels Corp.............................................26,400          374,550
Mandalay Resort Group*..........................................1,000           21,125
Starwood Hotels & Resorts Worldwide, Inc.......................17,700          540,956
                                                                        --------------
                                                                               945,031
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 2.2%
Comcast Corp....................................................5,500          211,406
Gannett Co., Inc................................................5,600          399,700
Knight-Ridder, Inc.............................................10,000          549,375
MediaOne Group, Inc.*..........................................24,100        1,792,438
New York Times Co..............................................21,400          787,788
R.R. Donnelley & Sons Co.......................................16,200          600,413
Times Mirror Co.................................................8,100          479,925
Washington Post Co. (The).......................................1,000          537,750
                                                                        --------------
                                                                             5,358,795
                                                                        --------------
MEDICAL SUPPLIES - 0.3%
Forest Laboratories, Inc.*.....................................11,900          550,375
Perkin-Elmer Biosystems Group...................................2,500          286,875
                                                                        --------------
                                                                               837,250
                                                                        --------------
METALS - 0.8%
Alcan Aluminum Ltd..............................................8,000          255,500
Alcoa, Inc.....................................................15,500          959,063
Allegheny Teledyne, Inc........................................15,700          355,213
Freeport-McMoran Copper & Gold, Inc. Class A....................2,000           33,500
Freeport-McMoran Copper & Gold, Inc. Class B...................16,600          297,763
Reynolds Metals Co................................................900           53,100
                                                                        --------------
                                                                             1,954,139
                                                                        --------------
OFFICE EQUIPMENT - 0.5%
Harris Corp., Inc...............................................6,300          246,881
Ryder System, Inc...............................................1,900           49,400
Xerox Corp.....................................................14,300          844,594
                                                                        --------------
                                                                             1,140,875
                                                                        --------------
OIL & GAS - 6.1%
Chevron Corp....................................................1,100          104,706
Columbia Energy Group...........................................4,100          257,019
Conoco, Inc.....................................................5,700          158,888
Consolidated Natural Gas Co.....................................4,000          243,000
Cooper Cameron Corp.*...........................................1,500           55,594
Diamond Offshore Drilling, Inc..................................2,100           59,588
El Paso Energy Corp.............................................5,800          204,088
ENSCO International, Inc........................................3,800           75,763
Exxon Corp.(a).................................................62,800        4,843,450
Global Marine, Inc.*............................................6,300           97,256
K N Energy, Inc.................................................1,200           16,050
Mobil Corp.....................................................28,600        2,831,400
Phillips Petroleum Co...........................................7,500          377,344
Royal Dutch Petroleum Co.......................................65,400        3,940,350
R&B Falcon Corp.*...............................................8,400           78,750
Texaco, Inc....................................................16,400        1,025,000
Tosco Corp......................................................6,700          173,781
Ultramar Diamond Shamrock Corp..................................2,200           47,988
Unocal Corp.....................................................1,600           63,400
Valero Energy Corp................................................800           17,150
                                                                        --------------
                                                                            14,670,565
                                                                        --------------
PHARMACEUTICALS - 8.2%
Alza Corp.*....................................................19,100          971,713
American Home Products Corp....................................64,700        3,720,250
Amgen, Inc.*...................................................18,800        1,144,450
Bristol-Myers Squibb Co. (a)...................................71,600        5,043,325
Chiron Corporation*.............................................4,600           95,450
Eli Lilly & Co.................................................39,100        2,800,538
Genzyme Corp.*..................................................8,100          392,850
Genzyme Surgical Products*......................................1,450            6,389
Johnson & Johnson...............................................2,400          235,200
MedImmune, Inc.*................................................5,400          365,850
Merck & Co., Inc...............................................16,100        1,191,400
Pfizer, Inc.....................................................5,300          581,675
Warner Lambert Co..............................................42,900        2,976,188
Watson Pharmaceutical, Inc.*....................................6,500          227,906
                                                                        --------------
                                                                            19,753,184
                                                                        --------------
REAL ESTATE - 0.0%
Amresco, Inc. (REIT)*.............................................300            1,931
                                                                        --------------
RETAILERS - 6.0%
Abercrombie & Fitch Co.*........................................4,000          192,000
Albertson's, Inc................................................6,552          337,838
AutoZone, Inc.*.................................................9,000          271,125
Circuit City Stores, Inc........................................3,000          279,000
CompUSA, Inc.*..................................................2,100           15,619
Costco Companies, Inc.*.........................................1,100           88,069
Dayton-Hudson Corp.............................................17,700        1,150,500
Dillard's, Inc..................................................5,300          186,163
Federated Department Stores, Inc.*.............................11,400          603,488
Gap, Inc........................................................6,900          347,588
General Nutrition Co., Inc.*....................................1,900           44,294
Hannaford Brothers Co...........................................2,500          133,750
Home Depot, Inc................................................20,200        1,301,638
J.C. Penney Co., Inc...........................................14,200          689,588
K-Mart Corp.*..................................................26,900          442,169
Kroger Co.*.....................................................2,200           61,463
May Department Stores Co. (The)................................18,200          743,925
Nordstrom, Inc..................................................3,900          130,650
Safeway, Inc.*.................................................19,900          985,050
Sears, Roebuck and Co..........................................20,600          917,988
TJX Companies, Inc.............................................19,400          646,263
Toys "R" Us, Inc.*.............................................13,700          283,419
Wal-Mart Stores, Inc...........................................94,000        4,535,500
                                                                        --------------
                                                                            14,387,087
                                                                        --------------
TELEPHONE SYSTEMS - 7.3%
Ameritech Corp.................................................39,000        2,866,500
AT&T Corp. - Liberty Media Group*...............................3,200          117,600
AT&T Corp......................................................23,800        1,328,338
Bell Atlantic Corp.............................................54,300        3,549,863
GTE Corp.......................................................34,000        2,575,500
Level 3 Communications, Inc.*..................................12,700          762,794
MCI WorldCom, Inc.* (a)........................................63,500        5,476,875
U.S. WEST, Inc.................................................17,000          998,750
                                                                        --------------
                                                                            17,676,220
                                                                        --------------
TEXTILES, CLOTHING & FABRICS - 0.1%
Fruit of the Loom, Inc.*........................................2,400           23,400
Jones Apparel Group, Inc.*......................................7,300          250,481
Reebok International Ltd.*......................................1,100           20,488
Unifi, Inc.*....................................................1,100           23,375
                                                                        --------------
                                                                               317,744
                                                                        --------------
TRANSPORTATION - 0.8%
AMR Corp. *.....................................................5,500          375,375
Burlington Northern Santa Fe Corp..............................14,100          437,100
CNF Transportation, Inc.........................................1,400           53,725
Consolidated Freightways Corp.*...................................100            1,284
CSX Corp........................................................6,500          294,531
Norfolk Southern Corp..........................................11,800          355,475
Union Pacific Corp..............................................7,400          431,513
Wisconsin Central Transport Corp.*................................300            5,663
                                                                        --------------
                                                                             1,954,666
                                                                        --------------
Total Common Stocks (Cost $207,866,159)                                    234,677,616
                                                                        --------------

U.S. Government Agencies - 0.2%                                Par
U.S. Treasury Note at 5.875%, due 11/15/99 (a)...............$270,000          271,181
U.S. Treasury Note at 5.875%, due 02/15/00 (a)................210,000          210,722
                                                                        --------------
(Cost $483,415)                                                                481,903
                                                                        --------------

TOTAL INVESTMENTS - 97.6%
(Cost $208,349,574)                                                        235,159,519

Other Assets and Liabilities (net) - 2.4%                                    5,849,220
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                 $241,008,739
                                                                        ==============

PORTFOLIO FOOTNOTES:
(a) Held as collateral for open futures contracts.

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

REIT - Real Estate Investment Trust

See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                     SHARES       (NOTE 1)
--------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 97.9%
AUSTRALIA - 3.2%
AMP Ltd........................................................23,400     $    255,576
Australia & New Zealand Banking Group Ltd......................37,900          278,428
Brambles Industries Ltd.........................................7,584          199,609
Broken Hill Proprietary Co., Ltd...............................26,300          304,363
Lend Lease Corp., Ltd..........................................27,300          374,484
National Australia Bank Ltd....................................31,100          514,161
News Corp., Ltd. (The) Preferred...............................80,200          610,447
News Corp., Ltd. (The)..........................................6,300           53,702
Pioneer International Ltd.....................................102,812          261,760
Southcorp Holdings Ltd.........................................78,500          316,715
Telstra Corp., Ltd.............................................81,600          467,150
                                                                        --------------
                                                                             3,636,395
                                                                        --------------
AUSTRIA - 0.7%
Bank Austria AG................................................14,705          772,304
                                                                        --------------
BELGIUM - 0.3%
Delhaize-Le Lion S.A............................................2,100          178,521
Reunies Electrobel & Tractebel..................................1,022          143,134
                                                                        --------------
                                                                               321,655
                                                                        --------------
DENMARK - 0.6%
Danisco A/S.....................................................8,133          366,377
Great Nordic Store Nord A/S.....................................4,667          157,195
Ratin A/S (B Shs)...............................................1,733          202,978
                                                                        --------------
                                                                               726,550
                                                                        --------------
FINLAND - 1.7%
Merita Plc.....................................................29,551          167,678
Nokia Oyj.......................................................9,473          829,200
Sampo Insurance Co. Plc.........................................5,200          150,474
Stora Enso Oyj (A shs).........................................32,073          344,038
Stora Enso Oyj ( R shs)........................................41,911          454,507
                                                                        --------------
                                                                             1,945,897
                                                                        --------------
FRANCE - 11.3%
Alcatel.........................................................1,551          218,021
Alstom.........................................................10,755          337,803
AXA Co..........................................................3,528          429,800
Canal Plus........................................................739          207,074
Carrefour Supermarche...........................................4,278          627,782
Castorama Dubois Investisse.....................................1,900          450,023
Vivendi........................................................17,340        1,402,646
Compagnie de Saint Goban........................................2,767          440,241
France Telecom S.A..............................................2,005          151,243
Groupe Danone...................................................3,311          852,417
Imetal............................................................902          133,759
Lagardere Groupe................................................7,214          268,186
LVMH (Louis Vuitton Moet Hennessy) (Rights)*....................1,400           40,873
LVMH (Louis Vuitton Moet Hennessy)..............................1,146          335,045
Michelin (Compagnie Generale des Etablissements)................3,400          138,897
Paribas.........................................................6,397          716,075
Renault S.A.....................................................5,921          257,312
Rhodia, S.A....................................................12,576          238,294
Rhone-Poulenc S.A..............................................12,200          556,691
Sanofi-Synthelabo SA*...........................................6,758          286,379
Seita...........................................................6,200          357,547
Societe Generale................................................3,341          587,992
Societe National Elf-Aquitaine..................................9,486        1,390,084
STMicroelectronics N.V..........................................6,651          442,458
Total Cie Francaise Petroles...................................12,858        1,656,470
Usinor Sacilor*................................................14,321          213,105
                                                                        --------------
                                                                            12,736,217
                                                                        --------------
Germany - 11.5%
BASF AG........................................................20,089          886,466
Bayerische Hypo-Und Vereinsbank................................14,380          932,937
Bilfinger and Berger Bau AG....................................12,540          309,283
Continental AG..................................................7,100          168,897
DaimlerChrysler AG.............................................12,308        1,064,683
Deutsche Telekom AG*...........................................15,119          633,681
Dresdner Bank...................................................6,300          245,885
Fresenius Medical Care AG.......................................2,147          128,016
Hochtief AG.....................................................4,400          202,088
Hoechst AG.....................................................11,165          504,750
Karstadt AG.......................................................500          239,943
Mannesmann AG..................................................11,377        1,695,310
Muenchener Rueckversicherungs - Gesellschaft AG.................3,158          583,753
Muenchener Rueckversicherungs-Gesellschaft AG* (new)............4,988          909,186
ProSieben Media AG Preferred (144A)^............................4,100          185,776
RWE AG.........................................................10,937          505,593
SAP AG..........................................................1,313          443,498
Schering AG.....................................................2,607          275,315
SGL Carbon AG*..................................................4,201          324,464
Siemens AG.....................................................12,590          969,796
SKW Trostberg AG................................................7,230          165,885
Veba AG........................................................22,544        1,323,301
Volkswagen AG...................................................4,279          273,645
                                                                        --------------
                                                                            12,972,151
                                                                        --------------
HONG KONG - 1.6%
Cathay Pacific Airways........................................219,000          335,920
Dao Heng Bank Group Ltd........................................73,000          327,451
Hong Kong Electric.............................................54,500          175,623
Hong Kong Telecommunications Ltd..............................119,600          310,635
Sun Hung Kai Properties Ltd....................................72,000          656,604
                                                                        --------------
                                                                             1,806,233
                                                                        --------------
IRELAND - 0.4%
CRH Plc.........................................................8,875          157,199
Greencore Group Plc............................................25,000           77,235
Irish Life & Permanent Plc.....................................10,770          113,687
Jefferson Smurfit Group Plc....................................30,043           70,385
                                                                        --------------
                                                                               418,506
                                                                        --------------
ITALY - 2.6%
Assicurazioni Generali.........................................23,222          804,467
Banca Fideuram SPA.............................................80,546          464,167
ENI SPA........................................................77,721          457,812
Mediaset SPA...................................................30,964          275,214
Mediolanum SPA*................................................30,400          233,010
Monte Dei Paschi Di Siena SPA*.................................29,670          129,855
San Paolo - IMI SPA............................................16,600          226,094
Telecom Italia SPA-RNC*........................................64,630          351,083
                                                                        --------------
                                                                             2,941,702
                                                                        --------------
JAPAN - 20.6%
Alps Electronics Co., Ltd.......................................3,000           70,347
Asahi Bank Ltd.................................................99,000          474,938
Bank of Tokyo - Mitsubishi Ltd. (The)..........................62,000          883,590
Bridgestone Corp...............................................13,000          393,548
Citizen Watch Co, Ltd..........................................32,000          277,916
Dai Nippon Printing Co., Ltd....................................9,000          144,045
DDI Corp...........................................................55          342,556
Denso Corp......................................................6,000          122,084
Ebaba Corp.....................................................17,000          202,341
Fanuc Co.......................................................10,100          543,011
Fuji Heavy Industries Ltd......................................16,000          123,606
Fuji Photo Film.................................................7,000          265,178
Fujitsu Ltd....................................................30,000          604,218
Hitachi Ltd ...................................................28,000          262,862
Hitachi Software Engineering Co., Ltd...........................2,100          104,218
Honda Motor Co., Ltd...........................................15,000          636,476
Industrial Bank of Japan Ltd. (The)............................15,000          119,107
Ito-Yokado Co., Ltd............................................12,000          803,970
Japan Tobacco, Inc.................................................43          476,592
Kawasaki Steel Corp...........................................188,000          351,431
Kyocera Corp....................................................5,500          322,994
Matsushita Electric Industry...................................36,000          699,752
Minebea Co., Ltd...............................................39,000          435,484
Mitsubishi Chemical Corp......................................210,000          727,792
Mitsubishi Corp................................................52,000          352,688
Mitsubishi Estate Co., Ltd.....................................24,000          234,442
Mitsubishi Trust & Banking Corp. (The).........................21,000          204,268
Mitsui Mining & Smelting........................................6,000           31,017
Mitsui Trust & Banking Co., Ltd (The)..........................76,000          121,323
NAMCO Ltd......................................................11,800          317,204
Nichiei Co., Ltd. (Kyoto).......................................4,200          368,238
Nippon Telegraph and Telephone Corp...............................140        1,632,754
Nippon Yusen Kabushiki Kaisha.................................160,000          616,708
Nishimatsu Construction Co.....................................95,000          545,327
Osaka Gas Co., Ltd.............................................85,000          288,958
Ricoh Corp., Ltd...............................................51,000          702,779
Rohm Co.........................................................3,000          466,998
Sekisui Chemical Co., Ltd......................................24,000          139,355
Shohkoh Fund......................................................720          516,923
Snow Brand Milk Product Co Ltd.................................39,000          193,226
Softbank Corp...................................................1,700          344,640
Sony Corp.........................................................700           75,558
Sony Music Entertainment, Inc..................................12,200        1,039,371
Sumitomo Bakelite Co., Ltd.....................................16,000          123,342
Sumitomo Rubber Industries Ltd.................................32,000          226,567
Suzuki Motor Corp..............................................18,000          286,600
Taiheiyo Cement Corp...........................................49,000          140,637
Takashimaya Co., Ltd............................................6,000           57,419
Takeda Chemical Industries.....................................19,000          881,638
Takefuji Corp...................................................5,000          517,370
Tokai Bank.....................................................27,000          154,094
Tokyo Electric Power Co., Inc..................................13,000          274,731
Tokyo Gas Co., Ltd.............................................82,000          202,117
Tokyo Steel Manufacturing Co., Ltd.............................27,200          143,087
Tostem Corp....................................................18,000          346,154
Toyota Motor Co................................................32,000        1,013,730
Uny Co., Ltd*...................................................7,000          105,376
West Japan Railway Co.............................................128          491,249
Yamanouchi Pharmaceutical......................................20,000          765,922
York-Benimaru Co., Ltd..........................................3,900          147,419
                                                                        --------------
                                                                            23,457,285
                                                                        --------------
NETHERLANDS - 8.1%
ABN Amro Holding N.V...........................................44,079          953,244
AEGON N.V.......................................................4,297          311,302
Akzo Nobel N.V..................................................4,947          207,852
Benckiser N.V...................................................3,136          166,349
Equant N.V.*....................................................4,140          381,145
Getronics N.V...................................................7,428          285,321
Heineken N.V....................................................8,360          427,443
ING Groep N.V..................................................21,861        1,181,904
Koninklijke Ahold N.V..........................................11,716          402,976
Koninklijke KPN N.V............................................15,802          740,417
Koninklijke (Royal) Philips Electonics N.V.....................12,552        1,236,377
Laurus N.V.....................................................13,151          304,715
Royal Dutch Petroleum Co.......................................15,880          928,863
TNT Post Group N.V..............................................4,230          100,843
United Pan-Europe Communications N.V.*..........................3,061          165,807
Vedior N.V.....................................................21,987          373,597
Vendex N.V.....................................................21,730          579,579
Wolters Kluwer N.V..............................................9,148          363,636
                                                                        --------------
                                                                             9,111,370
                                                                        --------------
NEW ZEALAND - 0.5%
Fletcher Challenge Energy......................................23,900           64,704
Fletcher Challenge Ltd.*.......................................35,600           51,962
Fletcher Challenge Paper Shares...............................132,200           98,406
Telecom New Zealand............................................76,100          325,566
                                                                        --------------
                                                                               540,638
                                                                        --------------
PORTUGAL - 0.7%
Banco Pinto & Sotto Mayor S.A..................................32,200          571,008
Portugal Telecom S.A. (Rights)*.................................5,352               55
Portugal Telecom S.A............................................5,352          217,428
                                                                        --------------
                                                                               788,491
                                                                        --------------
Singapore - 0.8%
Creative Technology Ltd........................................16,000          208,757
Development Bank of Singapore..................................34,000          415,633
Singapore Press Holdings Ltd....................................8,000          136,350
Venture Manufacturing Ltd......................................26,000          200,176
                                                                        --------------
                                                                               960,916
                                                                        --------------
SPAIN - 3.6%
Actividades de Construccion y Servicios S.A....................10,018          286,387
Banco Santander Central Hispano S.A.*..........................93,338          970,807
Endesa S.A.....................................................41,500          883,795
Iberdrola I.S.A................................................23,189          352,708
Indra Sistemas S.A..............................................8,851           95,249
Repsol S.A.....................................................15,400          314,007
Telefonica S.A.................................................25,392        1,221,405
                                                                        --------------
                                                                             4,124,358
                                                                        --------------
SWEDEN - 2.7%
ABB AB.........................................................28,938          385,453
Autoliv, Inc...................................................21,481          655,812
Electrolux AB...................................................8,292          173,982
Skandia Forsakrings AB.........................................23,550          441,380
Telefonaktiebolaget LM Ericsson................................42,800        1,374,786
                                                                        --------------
                                                                             3,031,413
                                                                        --------------
SWITZERLAND - 6.6%
Compagnie Financiere Richemont AG *...............................119          228,831
Geberit International AG-Reg*.....................................870          198,350
Holderbank Financiere Glarus AG...................................139          164,039
Nestle S.A........................................................558        1,005,182
Novartis AG.......................................................603          880,320
Roche Holding AG..................................................168        1,726,568
SGS Societe Generale de Surveillance Holding S.A.*................191          197,768
Swisscom AG.....................................................2,620          985,723
UBS AG..........................................................4,185        1,248,852
Zurich Allied AG................................................1,394          792,524
                                                                        --------------
                                                                             7,428,157
                                                                        --------------
UNITED KINGDOM - 20.4%
Allied Zurich Plc..............................................22,650          284,769
Arriva Plc......................................................9,000           53,065
Barclays Plc...................................................20,100          584,954
Bass Plc.......................................................13,939          198,217
BG Plc.........................................................49,000          299,338
Billiton Plc..................................................112,500          385,306
British Aerospace Plc..........................................36,900          239,527
British American Tobacco Plc...................................30,550          287,287
BP Amoco Plc..................................................106,317        1,905,711
British Sky Broadcasting Group Plc.............................23,300          216,578
British Telecommunications Plc.................................62,300        1,046,589
Cable & Wireless Plc...........................................69,900          890,571
Cadbury Schweppes Plc..........................................38,800          247,120
Carlton Communications Plc.....................................20,100          165,508
Compass Group Plc..............................................45,500          451,186
Diageo Plc.....................................................30,884          324,646
Glaxo Wellcome Plc.............................................47,100        1,309,083
Glynwed International Plc......................................66,100          216,229
Great Universal Stores Plc.....................................31,600          350,092
Hanson Plc.....................................................17,900          159,580
Hays Plc.......................................................24,500          255,113
HSBC Holdings Plc (Frankfurt)..................................23,850          844,861
HSBC Holdings Plc...............................................9,200          335,598
Hutchison Whampoa..............................................80,000          724,404
Kingfisher Plc.................................................33,100          380,930
Lloyds TSB Group Plc..........................................123,300        1,683,449
MEPC Plc.......................................................31,474          257,521
MFI Furniture Group Plc.......................................144,432           88,802
National Power Plc.............................................50,540          368,105
Northern Foods Plc.............................................50,400          103,690
Nycomed Amersham Plc...........................................18,475          128,991
Nycomed Amersham Plc...........................................19,132          135,993
Ocean Group Plc.................................................9,300          153,212
Pearson Plc....................................................18,100          364,102
Pilkington Plc................................................143,700          197,092
PowerGen Plc...................................................25,500          272,762
Prudential Corp................................................38,900          575,236
Racal Electronics..............................................42,300          257,741
Rentokil Initial PLC...........................................15,100           58,918
Reuters Group Plc..............................................16,000          212,134
RMC Group Plc..................................................11,650          187,611
Royal Bank of Scotland.........................................13,500          274,122
Royal & Sun Alliance Insurance Group Plc.......................54,882          492,306
Sainsbury (J.) Plc.............................................42,444          267,652
Shell Transport & Trading Co...................................25,400          190,505
Invensys Plc...................................................27,400          129,696
Smith & Nephew Plc.............................................28,300           85,884
SmithKline Beecham Plc.........................................57,602          748,725
Tate & Lyle Plc................................................17,900          112,242
Tesco Plc......................................................39,600          102,572
TI Group Plc...................................................14,600           99,433
Tomkins Plc....................................................71,000          307,812
Unilever Plc...................................................32,068          285,383
Vickers Plc....................................................56,600          145,445
Vodafone Group Plc.............................................77,500        1,534,565
Williams Plc...................................................20,700          137,550
Woolwich Plc...................................................52,100          305,545
AstraZeneca Group Plc..........................................16,250          629,694
                                                                        --------------
                                                                            23,050,752
                                                                        --------------

Total Common and Preferred Stocks (Cost $100,721,456)................      110,770,990
                                                                        --------------

See notes to financial statements


------------------------------------------------------------------------------------------------------------------------------------
PAR                  SECURITY                                                                                            VALUE
AMOUNT               DESCRIPTION                                                COUPON           MATURITY               (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
         PAR         FOREIGN BONDS AND DEBT SECURITIES - 0.5%
                     BERMUDA - 0.3%
(pound)10,000,000    AB International Cayman Trust ............................  5.000%           08/01/07      $        96,822
(pound)24,000,000    Sanwa International Finance Convertible ..................  +                08/01/05              208,437
                                                                                                              ------------------
                                                                                                                        305,259
                                                                                                              ------------------
                     JAPAN - 0.2%
(Y)10,000,000        Nichiei Co., Ltd. Convertible (144A)^ ....................  17.500%          03/31/14              105,600
(Y)10,000,000        Yamanouchi Pharmaceutical ................................  12.500%          03/31/14              192,101
                                                                                                            -------------------
                                                                                                                        297,701
                                                                                                            -------------------

                  Total Foreign Bonds and Debt Securities (Cost $435,991)                                               602,960

                  TOTAL INVESTMENTS - 98.5%
                  (Cost $101,157,447)                                                                               111,373,950

                  Other Assets and Liabilities (net) - 1.5%                                                           1,749,051
                                                                                                            --------------------

                  TOTAL NET ASSETS - 100.0%                                                                        $113,123,001
                                                                                                            ====================

                  PORTFOLIO FOOTNOTES:

                  *  Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                  ^  Securities that may be resold to "qualified institutional buyers"
                     under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the
                     Board of Trustees.

                  + Zero coupon bond

                  (Y) - Japanese Yen

                  (pound) - British Pound

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
PAR/SHARE         SECURITY                                                                                                   VALUE
AMOUNT            DESCRIPTION                                                         COUPON          MATURITY              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                  COMMON AND PREFERRED STOCKS - 4.9%
                  AEROSPACE & DEFENSE - 0.2%
     7,000        Coltec Capital Trust Convertible Preferred*.................................................       $       315,497
                                                                                                                       -------------
                  BANKING - 0.2%
    10,000        Coastal Finance, Inc. Preferred.............................................................               246,875
                                                                                                                       -------------
                  BEVERAGES, FOOD & TOBACCO - 0.3%
    10,000        Seagram Co Ltd Aces*........................................................................               499,375
                                                                                                                       -------------
                  CHEMICALS - 0.4%
    15,000        Monsanto Co. Convertible Preferred..........................................................               601,875
                                                                                                                       -------------
                  COMMERCIAL SERVICES - 0.0%
       338        Petroleum Heat & Power Co., Inc.*...........................................................                     3
                                                                                                                       -------------
                  CONTAINERS & PACKAGING - 0.4%
    13,300        Owens-Illinois, Inc. Convertible Preferred..................................................               581,875
                                                                                                                       -------------
                  ELECTRIC UTILITIES - 0.6%
    20,000        Texas Utilities Co. Convertible Preferred...................................................             1,100,000
                                                                                                                       -------------
                  HEAVY MACHINERY - 0.2%
    10,000        Ingersoll-Rand Co. Convertible Preferred....................................................               300,000
                                                                                                                       -------------
                  INSURANCE - 1.6%
    25,000        AmerUs Life Holdings, Inc. Convertible Preferred............................................               681,250
    10,000        Frontier Financing Trust Convertible Preferred*.............................................               461,250
     5,000        Jefferson - Pilot "NB" (ACES)...............................................................               615,000
    35,000        Lincoln National Corp. Convertible Preferred................................................               951,563
                                                                                                                       -------------
                                                                                                                           2,709,063
                                                                                                                       -------------
                  MEDIA - BROADCASTING & PUBLISHING - 0.6%
     7,500        MediaOne Group, Inc.........................................................................               678,750
     8,500        Sinclair Broadcast Group, Inc. Convertible Preferred........................................               367,625
                                                                                                                       -------------
                                                                                                                           1,046,375
                                                                                                                       -------------
                  OIL & GAS - 0.1%
     7,000        K N Energy, Inc. Convertible Preferred......................................................               181,125
                                                                                                                       -------------
                  TELEPHONE SYSTEMS - 0.3%
    10,000        IXC Communications, Inc. Convertible Preferred (144A)^......................................               382,000
     2,015        Viatel, Inc.Convertible Preferred*..........................................................               113,092
                                                                                                                       -------------
                                                                                                                             495,092
                                                                                                                       -------------

                  Total Common and Preferred Stocks (Cost $8,281,459)                                                      8,077,155
                                                                                                                       -------------


                  DOMESTIC BONDS AND DEBT SECURITIES - 78.2%                          COUPON          MATURITY
                  ADVERTISING - 2.4%
$1,000,000        Ackerley Group, Inc. (The) (144A)^............................       9.000%         01/15/09               992,500
   505,000        Interpublic Group of Companies, Inc. (The) Convertible (144A)^       1.800%         09/16/04               603,475
    95,000        Interpublic Group of Companies, Inc. (The) Convertible........       1.800%         09/16/04               113,525
   300,000        Interpublic Group of Companies, Inc. (The) (144A)^............       1.870%         06/01/06               271,500
   500,000        Lamar Advertising.............................................       9.625%         12/01/06               517,500
 1,200,000        R.H. Donnelly Corp. (144A)^...................................       9.125%         06/01/08             1,209,000
                                                                                                                       -------------
                                                                                                                           3,707,500
                                                                                                                       -------------
                  AEROSPACE & DEFENSE - 1.8%
 1,000,000        BE Aerospace, Inc.............................................       9.875%         02/01/06             1,020,000
   850,000        Dyncorp, Inc..................................................       9.500%         03/01/07               828,750
   500,000        Orbital Sciences Corp.........................................       5.000%         10/01/02               525,625
   500,000        United Defense Industries, Inc................................       8.750%         11/15/07               488,750
                                                                                                                       -------------
                                                                                                                           2,863,125
                                                                                                                       -------------
                  AIRLINES - 1.0%
 1,000,000        America West Airlines, Inc....................................      10.750%         09/01/05             1,025,000
   650,000        Continental Airlines, Inc.....................................       8.000%         12/15/05               631,397
                                                                                                                       -------------
                                                                                                                           1,656,397
                                                                                                                       -------------
                  AUTOMOTIVE - 1.5%
   750,000        Diamond Triumph Autoglass.....................................       9.250%         04/01/08               731,250
   700,000        Navistar International Corp...................................       8.000%         02/01/08               689,500
 1,100,000        Oshkosh Truck Corp............................................       8.750%         03/01/08             1,100,000
                                                                                                                       -------------
                                                                                                                           2,520,750
                                                                                                                       -------------
                  BANKING - 0.8%
   500,000        Credit Suisse First Boston Convertible........................       2.625%         04/20/03               466,250
   600,000        Credit Suisse First Boston Convertible........................       2.250%         03/16/04               594,000
   300,000        SBC Jersey....................................................       2.500%         07/07/02               295,875
                                                                                                                       -------------
                                                                                                                           1,356,125
                                                                                                                       -------------
                  BEVERAGES, FOOD & TOBACCO - 0.6%
 1,225,000        Purina Mills, Inc. (144A)^....................................       9.000%         03/15/10               924,875
                                                                                                                       -------------
                  CHEMICALS - 2.1%
 1,000,000        Huntsman Corp. (144A)^........................................       9.500%         07/01/07               950,000
 1,000,000        Lyondell Chemicals (144A)^....................................       9.625%         05/01/07             1,032,500
 1,000,000        Scotts Co. (The) (144A)^......................................       8.625%         01/15/09               990,000
   500,000        Sovereign Specialty Chemicals, Inc............................       9.500%         08/01/07               503,750
                                                                                                                       -------------
                                                                                                                           3,476,250
                                                                                                                       -------------
                  COMMERCIAL SERVICES - 5.6%
 1,000,000        Allied Waste North America, Inc. (144A)^......................       7.875%         01/01/09               932,500
   750,000        Avis Rent A Car...............................................      11.000%         05/01/09               764,063
 1,000,000        Budget Group, Inc.............................................       9.125%         04/01/06               935,000
 1,000,000        Charter Communications Holdings LLC (144A)^...................       8.625%         04/01/09               965,000
   150,000        CSC Holdings, Inc.............................................       8.125%         08/15/09               153,375
   300,000        CSC Holdings, Inc.............................................      10.500%         05/15/16               340,875
   250,000        Interim Services, Inc. Convertible............................       4.500%         06/01/05               213,833
 1,000,000        Iron Mountain, Inc............................................      10.125%         10/01/06             1,040,000
   725,000        Mail-Well I Corp..............................................       8.750%         12/15/08               706,875
   400,000        Metamor Worldwide, Inc. Convertible...........................       2.940%         08/15/04               321,500
   200,000        Outsourcing Solutions, Inc. (144A)^...........................      11.000%         11/01/06               193,000
   450,000        Packaging Corp. of America (144A)^............................       9.625%         04/01/09               459,000
 1,250,000        Pierce Leahy Corp. (144A)^....................................      11.125%         07/15/06             1,362,500
   700,000        Unicco Service Co.............................................       9.875%         10/15/07               670,250
                                                                                                                       -------------
                                                                                                                           9,057,771
                                                                                                                       -------------
                  COMMUNICATIONS - 7.7%
 1,775,000        Bresnan Communications Co. (144A)^............................ 0%,   9.125%   ++    02/01/09             1,162,625
 1,000,000        Cencall Communications Corp................................... 0%,  10.125%   ++    01/15/04             1,022,500
   500,000        Comcast Cellular Holdings.....................................       9.500%         05/01/07               561,875
   450,000        Dobson Communications Corp. (144A)^...........................      11.750%         04/15/07               479,250
 1,000,000        Frontiervision LP/Capital..................................... 0%,  11.875%   ++    09/15/07               857,500
 1,000,000        ICG Holdings, Inc. (144A)^.................................... 0%,  13.500%   ++    09/15/05               863,750
   400,000        Logix Communications Enterprises (144A)^......................      12.250%         06/15/08               365,000
 2,000,000        McLeodUsa, Inc. (144A)^....................................... 0%,  10.500%   ++    03/01/07             1,540,000
 2,000,000        Nextel Communications, Inc. (144A)^........................... 0%,   9.950%   ++    02/15/08             1,385,000
 1,000,000        NTL, Inc. (144A)^ ............................................      10.000%         02/15/07             1,040,000
 1,000,000        NTL, Inc......................................................            +         10/01/08               687,500
 1,000,000        SBA Communications Corp. (144A)^.............................. 0%,  12.000%   ++    03/01/08               580,000
   450,000        Splitrock Services, Inc. (144A)^..............................      11.750%         07/15/08               423,000
 1,250,000        Sprint Spectrum L.P........................................... 0%,  12.500%   ++    08/15/06             1,143,750
   500,000        Time Warner Telecom, Inc......................................       9.750%         07/15/08               517,500
                                                                                                                       -------------
                                                                                                                          12,629,250
                                                                                                                       -------------
                  COMPUTER SOFTWARE & PROCESSING - 1.2%
   600,000        Affiliated Computer Services, Inc. Convertible................       4.000%         03/15/05               795,750
   600,000        Arbor Software Corp. Convertible..............................       4.500%         03/15/05               423,750
   600,000        Orbital Imaging Corp. (144A)^.................................      11.625%         03/01/05               549,000
   200,000        PSINet, Inc. (144A)^..........................................      11.500%         11/01/08               212,000
                                                                                                                       -------------
                                                                                                                           1,980,500
                                                                                                                       -------------
                  COMPUTERS & INFORMATION - 1.8%
 1,000,000        National Data Corp. Convertible...............................       5.000%         11/01/03             1,048,750
   400,000        Photronics, Inc...............................................       6.000%         06/01/04               439,000
 1,600,000        Solectron Corp. Convertible (144A)^...........................            +         01/27/19               928,432
   650,000        Viasystems, Inc...............................................       9.750%         06/01/07               572,000
                                                                                                                       -------------
                                                                                                                           2,988,182
                                                                                                                       -------------
                  CONTAINERS & PACKAGING - 0.3%
   500,000        U.S. Can Corp.................................................      10.125%         10/15/06               524,375
                                                                                                                       -------------
                  COSMETICS & PERSONAL CARE - 0.6%
 1,000,000        Chattem, Inc. (144A)^.........................................       8.875%         04/01/08               975,000
                                                                                                                       -------------
                  ELECTRIC UTILITIES - 0.1%
    50,000        El Paso Electric Co...........................................       8.250%         02/01/03                51,768
    98,179        Midland Cogeneration Venture L.P..............................      10.330%         07/23/02               103,721
                                                                                                                       -------------
                                                                                                                             155,489
                                                                                                                       -------------
                  ELECTRONICS - 0.9%
    50,000        DecisionOne Corp..............................................       9.750%         08/01/07                 2,500
   300,000        DecisionOne Holdings Corp..................................... 0%,  11.500%   ++    08/01/08                 4,500
   500,000        LSI Logic Corp. (144A)^.......................................       4.250%         03/15/04               818,750
   600,000        Sanmina Corp. (144A)^.........................................       4.250%         05/01/04               667,500
                                                                                                                       -------------
                                                                                                                           1,493,250
                                                                                                                       -------------
                  ENTERTAINMENT & LEISURE - 2.6%
 1,000,000        Harrah's Operating Co., Inc...................................       7.875%         12/15/05               972,500
   700,000        Harrah's Operating Co., Inc...................................       7.500%         01/15/09               681,342
   500,000        Loews Cineplex Entertainment Corp. (144A)^....................       8.875%         08/01/08               480,000
 1,000,000        Mohegan Tribal Gaming.........................................       8.750%         01/01/09               995,000
   750,000        Riddell Sports, Inc...........................................      10.500%         07/15/07               675,000
   500,000        Trump Atlantic City Association...............................      11.250%         05/01/06               450,000
                                                                                                                       -------------
                                                                                                                           4,253,842
                                                                                                                       -------------
                  FINANCIAL SERVICES - 2.4%
 1,000,000        Accuride Corp. (144A)^........................................       9.250%         02/01/08               995,000
 1,000,000        AEI Holding Co., Inc. (144A)^.................................      10.500%         12/15/05               997,500
   500,000        Merrill Lynch & Co., Inc......................................       1.500%         12/15/05               478,125
   500,000        Navistar Financial Corp.......................................       9.000%         06/01/02               517,500
   150,000        Ocwen Financial Corp..........................................      11.875%         10/01/03               143,250
   500,000        Texaco Capital, Inc. Convertible..............................       3.500%         08/05/04               509,375
   200,000        Trizec Finance Ltd............................................      10.875%         10/15/05               209,250
                                                                                                                       -------------
                                                                                                                           3,850,000
                                                                                                                       -------------
                  FOOD RETAILERS - 0.6%
 1,000,000        Stater Brothers Holdings, Inc.................................       9.000%         07/01/04               965,000
                                                                                                                       -------------
                  FOREST PRODUCTS & PAPER - 0.5%
   750,000        Kevco, Inc...................................................       10.375%         12/01/07               513,750
   300,000        SD Warren Co.................................................       12.000%         12/15/04               322,500
                                                                                                                       -------------
                                                                                                                             836,250
                                                                                                                       -------------
                  HEALTH CARE PROVIDERS - 2.2%
   250,000        HEALTHSOUTH Corp. Convertible.................................       3.250%         04/01/03               211,095
   250,000        HEALTHSOUTH Corp. Convertible.................................       3.250%         04/01/03               210,313
   500,000        Integrated Health Services, Inc...............................      10.250%         04/30/06               369,375
   250,000        Integrated Health Services, Inc. (144A)^......................       9.500%         09/15/07               183,750
 1,000,000        Leiner Health Products Group..................................       9.625%         07/01/07               965,000
   500,000        Prime Medical Services, Inc...................................       8.750%         04/01/08               487,500
 1,000,000        Tenet Healthcare Corp.........................................       8.625%         01/15/07               990,000
   250,000        Total Renal Care Holdings, Inc. Convertible (144A)^...........       7.000%         05/15/09               205,313
                                                                                                                       -------------
                                                                                                                           3,622,346
                                                                                                                       -------------
                  HEAVY CONSTRUCTION - 0.9%
   500,000        American Builders & Contractors Supply Co.....................      10.625%         05/15/07               473,125
 1,000,000        Lennar Corp...................................................       7.625%         03/01/09               967,500
                                                                                                                       -------------
                                                                                                                           1,440,625
                                                                                                                       -------------
                  HEAVY MACHINERY - 0.5%
   780,000        Scotsman Group, Inc...........................................       8.625%         12/15/07               791,700
                                                                                                                       -------------
                  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.2%
 1,000,000        D.R. Horton, Inc..............................................      10.000%         04/15/06             1,035,000
 1,000,000        MDC Holdings, Inc.............................................       8.375%         02/01/08               970,000
                                                                                                                       -------------
                                                                                                                           2,005,000
                                                                                                                       -------------
                  INDUSTRIAL - DIVERSIFIED - 2.5%
   200,000        Compass Aerospace Corp. (144A)^...............................      10.125%         04/15/05               183,000
   500,000        Dura Operating Corp. (144A)^..................................       9.000%         05/01/09               480,000
 2,500,000        Elan Finance Corp. Convertible................................            +         12/14/18             1,285,925
 1,000,000        Fisher Scientific International, Inc. (144A)^.................       9.000%         02/01/08               955,000
   250,000        Fonda Group, Inc..............................................       9.500%         03/01/07               218,750
 1,000,000        Safelite Glass Corp. (144A)^..................................       9.875%         12/15/06               930,000
                                                                                                                       -------------
                                                                                                                           4,052,675
                                                                                                                       -------------
                  INSURANCE - 0.2%
   250,000        American International Group Convertible......................       2.250%         07/30/04               353,703
                                                                                                                       -------------
                  LODGING - 1.6%
   900,000        Aztar Corp. (144A)^...........................................       8.875%         05/15/07               866,250
   750,000        Isle of Capri Casinos, Inc. (144A)^...........................       8.750%         04/15/09               706,875
 1,000,000        Park Place Entertainment Corp. (144A)^........................       7.875%         12/15/05               957,500
                                                                                                                       -------------
                                                                                                                           2,530,625
                                                                                                                       -------------
                  MEDIA - BROADCASTING & PUBLISHING - 9.4%
   900,000        Allbritton Communications Co..................................       9.750%         11/30/07               915,750
   500,000        Big Flower Press Holdings, Inc. (144A)^.......................       8.875%         07/01/07               472,500
 1,000,000        Big Flower Press Holdings, Inc. (144A)^.......................       8.625%         12/01/08               925,000
   350,000        Capstar Broadcasting Corp.....................................       9.250%         07/01/07               357,000
 1,000,000        Century Communications Corp...................................       9.500%         03/01/05             1,035,000
   300,000        Century Communications Corp...................................       8.875%         01/15/07               301,500
   150,000        Century Communications Corp...................................       8.750%         10/01/07               149,625
 1,000,000        Chancellor Radio..............................................       9.375%         10/01/04             1,030,000
   550,000        Clear Channel Communications, Inc. Convertible................       2.625%         04/01/03               701,723
   500,000        Cumulus Media, Inc............................................      10.375%         07/01/08               532,500
   450,000        EZ Communications, Inc........................................       9.750%         12/01/05               481,063
 1,000,000        Fox Liberty Networks LLC......................................       8.875%         08/15/07             1,042,500
   400,000        Gray Communications Systems, Inc..............................      10.625%         10/01/06               421,000
 1,000,000        Interep National Radio Sales (144A)^..........................      10.000%         07/01/08             1,027,500
   500,000        Jacor Communications, Inc.....................................       9.750%         12/15/06               552,500
   425,000        K-III Communications Corp.....................................      10.250%         06/01/04               447,313
   500,000        L-3 Communications Corp.......................................      10.375%         05/01/07               525,625
 1,000,000        Mediacom LLC (144A)^..........................................       8.500%         04/15/08               945,000
   400,000        Pegasus Communications Corp...................................       9.625%         10/15/05               394,000
   250,000        Price Communications Wireless, Inc............................       9.125%         12/15/06               253,750
   750,000        Renaissance Media Group (144A)^............................... 0%,  10.000%   ++    04/15/08               528,750
 1,591,000        Sinclair Broadcast Group, Inc. (144A)^........................      10.000%         09/30/05             1,630,775
   500,000        United International Holdings, Inc............................ 0%,  10.750%   ++    02/15/08               331,250
   350,000        Young Broadcasting, Inc.......................................      11.750%         11/15/04               372,750
                                                                                                                       -------------
                                                                                                                          15,374,374
                                                                                                                       -------------
                  METALS - 1.1%
 1,000,000        Mascotech, Inc................................................       4.500%         12/15/03               820,000
   500,000        Nortek, Inc. (144A)^..........................................       8.875%         08/01/08               491,250
   500,000        WCI Steel, Inc................................................      10.000%         12/01/04               511,250
                                                                                                                       -------------
                                                                                                                           1,822,500
                                                                                                                       -------------
                  OIL & GAS - 2.7%
   500,000        Chesapeake Energy Corp. (144A)^...............................       9.625%         05/01/05               470,000
 1,085,000        Flores & Rucks, Inc...........................................       9.750%         10/01/06             1,128,400
 1,000,000        HS Resources, Inc.............................................       9.875%         12/01/03             1,010,000
   150,000        KCS Energy, Inc...............................................      11.000%         01/15/03                95,250
   450,000        KCS Energy, Inc...............................................       8.875%         01/15/08                92,250
   500,000        Parker Drilling Corp. Convertible.............................       5.500%         08/01/04               332,500
   500,000        Pogo Producing Co.............................................       8.750%         05/15/07               476,250
   400,000        Swift Energy Co. Convertible..................................       6.250%         11/15/06               302,500
   500,000        Vintage Petroleum, Inc........................................       8.625%         02/01/09               478,750
                                                                                                                       -------------
                                                                                                                           4,385,900
                                                                                                                       -------------
                  REAL ESTATE - 0.3%
   500,000        BF Saul (REIT)................................................       9.750%         04/01/08               467,500
                                                                                                                       -------------
                  RETAILERS - 0.7%
   246,000        Businessland, Inc.............................................       5.500%         03/01/07               196,800
   500,000        Costco Companies, Inc.........................................            +         08/19/17               469,375
   500,000        Saks, Inc.....................................................       8.250%         11/15/08               521,232
                                                                                                                       -------------
                                                                                                                           1,187,407
                                                                                                                       -------------
                  TELEPHONE SYSTEMS - 6.2%
   350,000        AMSC Acquisition Co., Inc.....................................      12.250%         04/01/08               269,500
   450,000        Bell Atlantic Financial Services, Inc. Convertible (144A)^....       5.750%         04/01/03               461,529
 1,000,000        GST USA, Inc.................................................. 0%,  13.875%   ++    12/15/05               825,000
 1,000,000        Hyperion Telecommunications, Inc..............................      12.250%         09/01/04             1,060,000
   150,000        Intermedia Communications of Florida, Inc.....................      13.500%         06/01/05               168,285
 2,500,000        Intermedia Communications of Florida, Inc. (144A)^............ 0%,  11.125%   ++    07/15/07             1,793,750
   500,000        Iridium LLC/Capital Corp. (144A)^.............................      14.000%         07/15/05               107,500
   700,000        IXC Communications, Inc. (144A)^..............................       9.000%         04/15/08               672,000
   500,000        Level 3 Communications, Inc. (144A)^..........................       9.125%         05/01/08               493,750
   400,000        MasTec, Inc...................................................       7.750%         02/01/08               378,000
 1,000,000        NEXTLINK Communications, Inc..................................      10.750%         11/15/08             1,027,500
 1,000,000        Qwest Communications International, Inc.......................       7.500%         11/01/08               973,750
   250,000        Triton PCS, Inc. (144A)^...................................... 0%,  11.000%   ++    05/01/08               161,875
 1,500,000        United States Cellular Corp. Convertible......................            +         06/15/15               770,625
 1,000,000        Viatel, Inc. (144A)^..........................................      11.250%         04/15/08             1,025,000
                                                                                                                       -------------
                                                                                                                          10,188,064
                                                                                                                       -------------
                  TEXTILES, CLOTHING & FABRICS - 1.8%
 1,000,000        Collins & Aikman Corp.........................................      11.500%         04/15/06             1,010,000
   500,000        GFSI, Inc.....................................................       9.625%         03/01/07               420,000
   500,000        Interface, Inc................................................       9.500%         11/15/05               520,000
 1,000,000        Pillowtex Corp................................................       9.000%         12/15/07               945,000
                                                                                                                       -------------
                                                                                                                           2,895,000
                                                                                                                       -------------
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.4%
 1,500,000        Federal National Mortgage Association.........................       8.500%         02/01/05             1,524,956
12,000,000        U.S. Treasury Note............................................       5.500%         05/31/03            11,906,250
 7,500,000        U.S. Treasury Note............................................       4.750%         11/15/08             6,885,938
                                                                                                                       -------------
                                                                                                                         20,317,144
                                                                                                                       -------------

                  Total Domestic Bonds and Debt Securities (Cost $130,991,475)                                           127,648,494
                                                                                                                       -------------


                  FOREIGN BONDS AND DEBT SECURITIES - 11.7%
                  ARGENTINA - 0.5%
   700,000        Telefonica de Argentina S.A. (U.S.$) (144A)^..................       9.125%         05/07/08               617,750
   300,000        Telefonica de Argentina S.A. (U.S.$)..........................       9.125%         05/07/08               265,500
                                                                                                                       -------------
                                                                                                                             883,250
                                                                                                                       -------------
                  BERMUDA - 0.5%
   750,000        Global Crossing Holdings Ltd. (144A)^.........................       9.625%         05/15/08               768,750
                                                                                                                       -------------
                  BRAZIL - 0.2%
   400,000        Globo Comunicacoes Participation (U.S.$) (144A)^..............      10.625%         12/05/08               286,000
                                                                                                                       -------------
                  CANADA - 3.8%
 3,000,000        Call-Net Enterprises, Inc. (Yankee)........................... 0%,   8.940%   ++    08/15/08             1,680,000
   500,000        Canadian Airlines Corp. (Yankee)..............................      10.000%         05/01/05               372,500
 1,750,000        Clearnet Communications, Inc. (Yankee)........................ 0%,  10.125%   ++    05/01/09             1,006,250
 1,500,000        Gulf Canada Resources Ltd. (Yankee)...........................       8.375%         11/15/05             1,481,250
 1,000,000        Rogers Cantel, Inc. (Yankee) (144A)^..........................       8.300%         10/01/07               992,500
   750,000        Tembec Industries, Inc. (Yankee)..............................       8.625%         06/30/09               750,000
                                                                                                                       -------------
                                                                                                                           6,282,500
                                                                                                                       -------------
                  CHINA - 0.1%
   250,000        Cathay International Ltd. (U.S.$) (144A)^.....................      13.000%         04/15/08                96,250
                                                                                                                       -------------
                  LUXEMBOURG - 0.5%
 1,000,000        Millicom International Cellular S.A. (Yankee) (144A)^......... 0%,  13.500%   ++    06/01/06               740,000
                                                                                                                       -------------
                  MEXICO - 1.7%
   300,000        Coca-Cola Femsa, S.A. (Yankee)................................       8.950%         11/01/06               297,375
   500,000        Grupo Televisa S.A. (Yankee)..................................      11.875%         05/15/06               515,000
   500,000        Grupo Televisa S.A. (Yankee).................................. 0%,  13.250%   ++    05/15/08               405,000
   400,000        Pepsi-Gemex S.A. (Yankee).....................................       9.750%         03/30/04               401,000
   500,000        Satelites Mexicanos S.A. (144A)^..............................      10.125%         11/01/04               398,750
 1,000,000        TV Azteca S.A. (Yankee).......................................      10.500%         02/15/07               752,500
                                                                                                                       -------------
                                                                                                                           2,769,625
                                                                                                                       -------------
                  PANAMA - 0.5%
 1,000,000        Panama (Republic of) (U.S.$)..................................       8.875%         09/30/27               822,500
                                                                                                                       -------------
                  SWITZERLAND - 0.7%
 2,000,000        Roche Holdings, Inc. Convertible (U.S.$)......................            +         04/20/10             1,137,500
                                                                                                                       -------------
                  UNITED KINGDOM - 3.2%
   550,000        Diamond Cable Communication Plc (Yankee)...................... 0%,  10.750%   ++    02/15/07               426,250
 1,000,000        Esprit Telecom Group Plc (Yankee).............................      10.875%         06/15/08             1,045,000
 1,000,000        Orange Plc (US$)..............................................       8.000%         08/01/08               960,000
 1,000,000        RSL Communications Plc (Yankee) (144A)^.......................      12.000%         11/01/08             1,057,500
   750,000        Swiss Life Finance Ltd. (U.S.$) (144A)^.......................       2.000%         05/20/03               739,688
 1,500,000        TeleWest Communications Plc (144A)^........................... 0%,   9.125%   ++    04/15/09             1,006,875
                                                                                                                       -------------
                                                                                                                           5,235,313
                                                                                                                       -------------

                  Total Foreign Bonds and Debt Securities (Cost $20,277,341)                                              19,021,688
                                                                                                                       -------------

                  WARRANTS - 0.1%
                  COMMUNICATIONS - 0.0%
       522        NTL, Inc. (expiring 10/14/08)*......................................................                        26,165
       450        Splitrock Services, Inc. (expiring 07/15/08)*.......................................                        31,500
                                                                                                                       -------------
                                                                                                                              57,665
                                                                                                                       -------------
                  COMPUTER SOFTWARE & PROCESSING - 0.0%
       600        Orbital Imaging Corp. (144A) (expiring 03/01/05)*^..................................                        18,075
                                                                                                                       -------------
                  MEDIA - BROADCASTING & PUBLISHING - 0.0%
       930        American Telecasting, Inc. (expiring 06/15/99)*.....................................                             9
                                                                                                                       -------------
                  MEDICAL SUPPLIES - 0.0%
       250        Urohealth Systems, Inc. (expiring 04/10/04)*........................................                           656
                                                                                                                       -------------
                  TELEPHONE SYSTEMS - 0.0%
       350        American Mobile Satellite Corp. (expiring 04/01/08)*................................                        14,044
       350        Intermedia Communications of Florida, Inc. (expiring 06/01/00) *....................                        22,838
                                                                                                                       -------------
                                                                                                                              36,882
                                                                                                                       -------------
                  Total Warrants (Cost $57,828)                                                                              113,287
                                                                                                                       -------------


                  TOTAL INVESTMENTS - 94.9%
                  (Cost $159,608,103)                                                                                 $  154,860,624

                  Other Assets and Liabilities (net) - 5.1%                                                                8,341,255
                                                                                                                       -------------

                  TOTAL NET ASSETS - 100%                                                                             $  163,201,879
                                                                                                                      ==============

                  PORTFOLIO FOOTNOTES:

                  *  Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

                  ^  Securities that may be resold to "qualified institutional buyers"
                     under Rule 144A or securities offered pursuant to Section 4(2) of the Securities  Act of 1933, as amended. These securities have been determined to be liquid under guidelines
                     established by the Board of Trustees.

                  +  Zero coupon bond

                  ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                  Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                  REIT - Real Estate Investment Trust


COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO COMPOSITION BY CREDIT QUALITY
JUNE 30, 1999

The following table summarizes the portfolio composition of long-term debt holding at June 30, 1999, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

   PORTFOLIO COMPOSITION BY CREDIT QUALITY
---------------------------------------------------------------------
   RATINGS                                             % OF PORTFOLIO
   U.S. Gov't and Agency Obligations                             13.1 %
   AAA                                                            0.2
   AA                                                             2.4
   A                                                              1.0
   BBB                                                            5.4
   BB                                                            15.5
   B                                                             53.0
   CCC                                                            3.4
   D                                                              0.1
   NR                                                             5.9
----------------------------------------------------------------------
                                                                100.0 %
                                                               =======

                  Note NR = Not Rated

                        See notes to financial statements

COVA SERIES TRUST
MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                    SHARES         (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS - 95.9%
AEROSPACE & DEFENSE - 2.8%
Coltec Industries, Inc.*.......................................27,000     $    585,563
Orbital Sciences Corp.*.........................................7,000          165,375
                                                                        --------------
                                                                               750,938
                                                                        --------------
AIRLINES - 0.5%
Skywest, Inc....................................................5,000          124,688
                                                                        --------------
AUTOMOTIVE - 0.9%
Snap-On, Inc....................................................7,000          253,313
                                                                        --------------
BANKING - 1.2%
Cullen/Frost Bankers, Inc......................................12,000          330,750
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 9.5%
Corn Products International, Inc...............................18,000          547,875
Dean Foods Co..................................................13,000          540,313
Del Monte Foods Co.*...........................................30,300          507,525
IBP, Inc.......................................................12,500          296,875
Tyson Foods, Inc................................................7,000          157,500
Universal Foods Corp...........................................25,000          528,125
                                                                       ---------------
                                                                             2,578,213
                                                                       ---------------
CHEMICALS - 1.8%
Crompton & Knowles Corp........................................25,000          489,063
                                                                        --------------
COMMERCIAL SERVICES - 1.2%
Unisource Worldwide, Inc.......................................26,000          313,625
                                                                        --------------
COMMUNICATIONS - 0.8%
Plantronics, Inc.*..............................................3,500          227,938
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 4.4%
Adobe Systems, Inc..............................................6,400          525,800
Cabletron Systems, Inc.*.......................................52,000          676,000
                                                                        --------------
                                                                             1,201,800
                                                                        --------------
CONTAINERS & PACKAGING - 1.9%
Ball Corp......................................................12,500          528,125
                                                                        --------------
ELECTRIC UTILITIES - 10.9%
FirstEnergy Corp...............................................13,000          403,000
Illinova Corp..................................................20,000          545,000
IPALCO Enterprises, Inc.........................................8,000          169,500
Niagara Mohawk Holdings, Inc.*.................................36,000          578,250
Northeast Utilities*...........................................39,500          698,648
Scana Corp.....................................................13,000          303,875
Sierra Pacific Resources........................................7,100          258,263
                                                                        --------------
                                                                             2,956,536
                                                                        --------------
ELECTRONICS - 1.7%
Atmel Corp.*...................................................11,000          288,063
Varian Semiconductor Equipment Associates, Inc.*...............10,000          170,000
                                                                        --------------
                                                                               458,063
                                                                        --------------
ENTERTAINMENT & LEISURE - 1.3%
Hasbro, Inc....................................................13,000          363,188
                                                                        --------------
ENVIRONMENTAL CONTROLS - 3.8%
Republic Services, Inc.*.......................................12,000          297,000
Safety-Kleen Corp.*............................................41,025          743,578
                                                                        --------------
                                                                             1,040,578
                                                                        --------------
FOREST PRODUCTS & PAPER - 1.1%
Buckeye Technologies, Inc.*....................................19,000          288,563
                                                                        --------------
HEALTH CARE PROVIDERS - 5.2%
MedPartners, Inc.*............................................105,000          794,063
Sierra Health Services, Inc.*..................................18,000          259,875
Trigon Healthcare, Inc.*.......................................10,000          363,750
                                                                        --------------
                                                                             1,417,688
                                                                        --------------
HOUSEHOLD PRODUCTS - 1.3%
Jostens, Inc...................................................16,500          347,531
                                                                        --------------
INDUSTRIAL - DIVERSIFIED - 2.0%
Tenneco, Inc...................................................22,500          537,188
                                                                        --------------
INSURANCE - 5.9%
Ace Ltd........................................................11,500          324,875
MONY Group, Inc. (The).........................................15,470          504,709
Transatlantic Holdings, Inc.....................................5,000          374,688
XL Captial Ltd..................................................7,000          395,500
                                                                        --------------
                                                                             1,599,772
                                                                        --------------
MEDICAL SUPPLIES - 7.4%
Acuson Corp.*..................................................33,000          567,188
Mettler-Toledo International, Inc.*.............................4,000           99,250
St. Jude Medical, Inc.*........................................16,200          577,125
Varian Medical Systems, Inc....................................30,000          757,500
                                                                        --------------
                                                                             2,001,063
                                                                        --------------
OIL & GAS - 14.2%
Amerada Hess Corp..............................................12,000          714,000
Dynegy, Inc....................................................44,000          896,500
Eastern Enterprises.............................................9,000          357,750
Kerr-Mcgee Corp................................................12,000          602,250
MDU Resources Group, Inc........................................7,300          166,531
Southwest Gas Corp.............................................10,000          286,250
Ultramar Diamond Shamrock Corp.................................17,000          370,813
Valero Energy Corp.............................................23,000          493,063
                                                                        --------------
                                                                             3,887,157
                                                                        --------------
PHARMACEUTICALS - 1.6%
Mylan Laboratories, Inc........................................16,000          424,000
                                                                        --------------
REAL ESTATE - 1.8%
Healthcare Realty Trust, Inc. (REIT)...........................23,055          484,155
                                                                        --------------
RESTAURANTS - 1.6%
CBRL Group, Inc................................................25,000          432,813
                                                                        --------------
RETAILERS - 7.6%
Consolidated Stores Corp.*.....................................16,800          453,600
Dillard's, Inc.................................................19,000          667,375
OfficeMax, Inc.*...............................................50,000          600,000
Stride Rite Corp................................................4,800           49,500
Venator Group, Inc.*...........................................27,000          281,813
                                                                        --------------
                                                                             2,052,288
                                                                        --------------
TEXTILES, CLOTHING & FABRICS - 3.5%
Jones Apparel Group, Inc.*......................................7,015          240,702
Polymer Group, Inc.*...........................................51,000          599,250
Reebok International Ltd.*......................................6,000          111,750
                                                                        --------------
                                                                               951,702
                                                                        --------------

TOTAL INVESTMENTS - 95.9%
(Cost $23,511,092)                                                       $  26,040,738

Other Assets and Liabilities (net) - 4.1%                                    1,120,626
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                 $ 27,161,364
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

REIT - Real Estate Investment Trust


                          See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                     SHARES       (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS - 94.3%
AEROSPACE & DEFENSE - 1.9%
United Technologies Corp........................................6,800     $    487,475
                                                                        --------------
AUTOMOTIVE - 2.0%
Delphi Automotive Systems Corp..................................1,677           31,137
Ford Motor Co...................................................5,800          327,338
General Motors Corp.............................................2,400          158,400
                                                                        --------------
                                                                               516,875
                                                                        --------------
BANKING - 6.9%
Bank One Corp...................................................6,053          360,532
BankAmerica Corp................................................5,256          385,331
Chase Manhattan Corp............................................4,450          385,481
First Union Corp................................................2,650          124,550
Mellon Bank Corp................................................7,600          276,450
Wells Fargo Co..................................................5,350          228,713
                                                                        --------------
                                                                             1,761,057
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 3.3%
Heinz (H.J.), Co...............................................14,300          716,788
Ralston-Ralston Purina Group....................................4,200          127,838
                                                                        --------------
                                                                               844,626
                                                                        --------------
CHEMICALS - 1.0%
Du Pont (E.I.) de Nemours and Co................................3,900          266,419
                                                                        --------------
COMMUNICATIONS - 1.4%
QUALCOMM, Inc.*.................................................2,500          358,750
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 4.1%
Cadence Design Systems, Inc.*..................................18,100          230,775
First Data Corp................................................16,500          807,462
                                                                        --------------
                                                                             1,038,237
                                                                        --------------
COMPUTERS & INFORMATION - 12.4%
EMC Corp.*.....................................................10,900          599,500
International Business Machines Corp............................6,400          827,200
Seagate Technology, Inc.*.......................................8,500          217,813
Sun Microsystems, Inc.*.........................................9,000          619,875
Unisys Corp.*..................................................22,900          891,669
                                                                        --------------
                                                                             3,156,057
                                                                        --------------
ELECTRIC UTILITIES - 4.5%
Carolina Power & Light Co.......................................8,420          360,481
Duke Energy Corp................................................8,800          478,500
FPL Group, Inc..................................................5,650          308,631
                                                                        --------------
                                                                             1,147,612
                                                                        --------------
ELECTRICAL EQUIPMENT - 0.9%
Emerson Electric Co.............................................3,590          225,721
                                                                        --------------
ELECTRONICS - 4.0%
Intel Corp......................................................2,900          172,550
Rockwell International Corp.....................................4,100          249,075
Texas Instruments, Inc..........................................4,180          606,100
                                                                        --------------
                                                                             1,027,725
                                                                        --------------
ENVIRONMENTAL CONTROLS - 2.0%
Waste Management, Inc...........................................9,450          507,938
                                                                        --------------
FINANCIAL SERVICES - 3.6%
American General Corp...........................................6,250          471,094
Federal National Mortgage Association...........................2,400          164,100
Morgan Stanley, Dean Witter & Co................................2,800          287,000
                                                                        --------------
                                                                               922,194
                                                                        --------------
FOREST PRODUCTS & PAPER - 2.9%
Champion International Corp.....................................8,450          404,544
Georgia-Pacific Corp............................................7,200          341,100
                                                                        --------------
                                                                               745,644
                                                                        --------------
HEALTH CARE PROVIDERS - 0.4%
Columbia/HCA Healthcare Corp....................................4,800          109,500
                                                                        --------------
HEAVY MACHINERY - 1.5%
Deere & Co......................................................9,400          372,475
                                                                        --------------
INDUSTRIAL TECHNOLOGY - 0.9%
Eastman Kodak Co................................................3,420          231,705
                                                                        --------------
INSURANCE - 7.1%
Ace Ltd........................................................19,400          548,050
Aetna, Inc......................................................4,200          375,638
Aon Corp........................................................5,500          226,875
Chubb Corp......................................................2,410          167,495
Cigna Corp......................................................5,400          480,600
                                                                        --------------
                                                                             1,798,658
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 4.4%
CBS Corp.*......................................................6,170          268,009
Dow Jones & Co., Inc............................................3,500          185,719
Gannett Co., Inc................................................3,200          228,400
Time Warner, Inc................................................6,100          448,350
                                                                        --------------
                                                                             1,130,478
                                                                        --------------
MEDICAL SUPPLIES - 0.7%
Baxter International, Inc.......................................2,840          172,175
                                                                        --------------
METALS - 1.9%
Alcoa, Inc......................................................7,600          470,250
                                                                        --------------
OFFICE EQUIPMENT - 1.0%
Xerox Corp......................................................4,200          248,063
                                                                        --------------
OIL & GAS - 10.1%
BP Amoco Plc (ADR)..............................................5,460          592,410
Coastal Corp....................................................8,120          324,800
Columbia Energy Group...........................................3,800          238,213
Exxon Corp......................................................7,100          547,588
Mobil Corp......................................................3,400          336,600
Total S.A. (ADR)................................................7,700          496,169
                                                                        --------------
                                                                             2,535,780
                                                                        --------------
PHARMACEUTICALS - 5.8%
American Home Products Corp.....................................7,000          402,500
Bristol-Myers Squibb Co.........................................6,600          464,888
Merck & Co., Inc................................................2,350          173,900
Pharmacia & Upjohn, Inc.........................................7,400          420,413
                                                                        --------------
                                                                             1,461,701
                                                                        --------------
RETAILERS - 2.9%
Consolidated Stores Corp.*.....................................16,900          456,300
Federated Department Stores, Inc.*..............................5,100          269,981
                                                                        --------------
                                                                               726,281
                                                                        --------------
TELEPHONE SYSTEMS - 6.1%
Alltel Corp.....................................................5,700          407,550
AT&T Corp......................................................14,350          800,909
Bell Atlantic Corp..............................................5,300          346,488
                                                                        --------------
                                                                             1,554,947
                                                                        --------------
TEXTILES, CLOTHING & FABRICS - 0.6%
V.F. Corp.......................................................3,550          151,763
                                                                        --------------

TOTAL INVESTMENTS - 94.3%
(Cost $20,329,656)                                                        $ 23,970,106

Other Assets and Liabilities (net) - 5.7%                                    1,444,801
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                  $25,414,907
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

                          See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                    SHARES        (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS - 92.8%
AEROSPACE & DEFENSE - 2.3%
Orbital Sciences Corp.*........................................23,300      $   550,463
                                                                        --------------
APPAREL RETAILERS - 3.6%
Pacific Sunwear of California, Inc.*...........................22,050          537,469
Shoe Carnival, Inc.*...........................................10,400          176,800
Stage Stores, Inc.*............................................20,800          135,200
                                                                        --------------
                                                                               849,469
                                                                        --------------
BANKING - 0.9%
Net.B@nk, Inc.*.................................................5,700          216,600
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 2.6%
Dreyers Grand Ice Cream, Inc....................................4,500           68,063
Horizon Organic Holding Corp.*..................................6,000           87,750
Northland Cranberries, Inc......................................9,000           75,938
Smithfield Foods, Inc.*.........................................6,000          200,625
Twinlab Corp.*.................................................12,500          107,423
United Natural Foods, Inc.*.....................................3,500           86,625
                                                                        --------------
                                                                               626,424
                                                                        --------------
CHEMICALS - 1.2%
Eco Soil Systems, Inc.*........................................10,100           54,288
OM Group, Inc...................................................7,000          241,500
                                                                        --------------
                                                                               295,788
                                                                        --------------
COMMERCIAL SERVICES - 11.7%
Aegis Communications Group, Inc.*..............................28,000           25,376
Armor Holdings, Inc.*..........................................19,000          198,313
Butler International, Inc.*.....................................7,950          106,331
Caribiner International, Inc.*.................................12,700           78,581
Cornell Corrections, Inc.*......................................8,000          131,500
G & K Services, Inc.............................................2,100          109,988
ICOS Corp.*.....................................................7,200          293,850
Iron Mountain, Inc.*............................................6,500          186,063
Kroll-O'Gara Co. (The)*........................................16,200          357,413
Labor Ready, Inc................................................4,900          159,250
M/A/R/C, Inc....................................................6,600           95,700
NFO Worldwide, Inc.*............................................8,000          112,000
Nielsen Media Research*........................................12,500          365,625
SCB Computer Technology, Inc.*.................................12,700           66,675
SOS Staffing Services, Inc.*....................................2,200           11,550
Steiner Leisure Ltd.*...........................................2,800           84,875
TeleTech Holdings, Inc.*.......................................24,800          251,100
U S Liquids Inc.*...............................................7,100          148,213
                                                                        --------------
                                                                             2,782,403
                                                                        --------------
COMMUNICATIONS - 6.0%
CellStar Corp.*................................................28,500          224,438
PairGain Technologies, Inc.*...................................16,700          192,050
Plantronics, Inc.*.............................................12,000          781,484
Sawtek, Inc.*...................................................5,000          229,375
                                                                       ---------------
                                                                             1,427,347
                                                                       ---------------
COMPUTER SOFTWARE & PROCESSING - 18.7%
Activision, Inc.*...............................................9,500          138,344
Best Software, Inc.*............................................8,100          130,613
Beyond.com Corp.*...............................................5,000          143,438
BrightStar Information Technology Group, Inc.*.................12,000           52,500
Caere Corp.*...................................................12,300          162,975
Cambridge Technology Partners, Inc.*...........................17,000          298,563
CheckFree Corp.*................................................5,200          143,325
CIBER, Inc.*....................................................8,300          158,738
Cognicase, Inc.*................................................5,500           90,063
Computer Horizons Corp.*........................................5,500           75,969
IMRglobal Corp.*...............................................23,500          452,375
Landmark Systems Corp.*........................................15,000          155,625
Mastech Corp.*..................................................5,000           93,125
Mercury Interactive Corp.*......................................2,000           70,750
Mobius Management Systems, Inc.*................................5,000           41,250
National Instruments Corp.*.....................................2,900          117,088
Pegasus Systems, Inc.*..........................................6,500          243,344
Phoenix Technologies Ltd.*......................................5,500           98,313
RadiSys Corp.*..................................................9,600          373,200
Renaissance Worldwide, Inc.*....................................5,000           39,844
Security First Technologies Corp.*.............................12,400          559,550
Sequent Computer Systems, Inc.*................................13,200          234,300
THQ, Inc.*......................................................2,800           80,500
Transaction Systems Architects, Inc.*...........................5,200          202,800
USWeb Corp.*....................................................7,300          161,969
Visio Corp.*....................................................3,500          133,219
                                                                        --------------
                                                                             4,451,780
                                                                        --------------
COMPUTERS & INFORMATION - 4.1%
Advanced Digital Information Corp.*.............................3,000          121,500
Analogic Corp...................................................4,300          133,703
FVC.COM, Inc.*.................................................10,500           68,250
MICROS Systems, Inc.*..........................................10,200          346,800
MicroTouch Systems, Inc.*.......................................8,200          121,975
Xircom, Inc.*...................................................6,000          180,375
                                                                        --------------
                                                                               972,603
                                                                        --------------
ELECTRIC UTILITIES - 0.4%
Independent Energy Holdings Plc (ADR)*..........................7,000           95,375
                                                                        --------------
ELECTRICAL EQUIPMENT - 1.3%
Ampex Corp.*...................................................19,000           96,188
Technitrol, Inc.................................................6,700          216,075
                                                                        --------------
                                                                               312,263
                                                                        --------------
ELECTRONICS - 4.1%
American Xtal Technology, Inc.*.................................6,000          142,875
Artesyn Technologies, Inc.*.....................................9,100          201,906
Dionex Corp.*...................................................1,200           48,600
Lecroy Corp.*...................................................7,900          187,131
SLI, Inc.*.....................................................14,700          396,900
                                                                        --------------
                                                                               977,412
                                                                        --------------
ENTERTAINMENT & LEISURE - 1.4%
Championship Auto Racing Teams, Inc.*...........................8,000          239,500
Family Golf Centers, Inc.*.....................................12,000           92,250
                                                                        --------------
                                                                               331,750
                                                                        --------------
FINANCIAL SERVICES - 0.1%
Federal Agricultural Mortgage Corp.*..............................200           13,725
                                                                        --------------
FOOD RETAILERS - 0.6%
Wild Oats Markets, Inc.*........................................4,800          145,650
                                                                        --------------
HEALTH CARE PROVIDERS - 5.3%
CareMatrix Corp.*..............................................17,600          218,900
Counsel Corp....................................................7,800           49,725
Express Scripts, Inc.*..........................................2,700          162,506
Healthcare Services Group, Inc.*...............................11,750          114,563
Hooper Holmes, Inc.............................................15,500          315,813
Matria Healthcare, Inc.*.......................................18,000          130,500
Sunrise Assisted Living, Inc.*..................................8,100          282,488
                                                                        --------------
                                                                             1,274,495
                                                                        --------------
HEAVY MACHINERY - 0.7%
Flow International Corp.*.......................................8,500           91,906
JLG Industries, Inc.............................................3,800           77,425
                                                                        --------------
                                                                               169,331
                                                                        --------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
Crossmann Communities, Inc.*....................................8,900          258,656
McGrath Rentcorp................................................7,900          158,000
                                                                        --------------
                                                                               416,656
                                                                        --------------
INDUSTRIAL - DIVERSIFIED - 1.9%
Identix, Inc.*.................................................13,000          127,563
Matthews International Corp.....................................6,800          201,450
Park-Ohio Holdings Corp.*.......................................4,200           71,138
Strategic Distribution, Inc.*..................................20,400           47,175
                                                                        --------------
                                                                               447,326
                                                                        --------------
MEDICAL SUPPLIES - 3.3%
Arrow International, Inc........................................4,000          103,500
ATS Medical, Inc.*.............................................12,500           98,438
Closure Medical Corp.*..........................................1,500           45,000
Hanger Orthopedic Group, Inc.*.................................14,000          198,625
Maxxim Medical, Inc.*...........................................8,300          193,494
Orthofix International N.V.*....................................4,500           66,938
Theragenics Corp.*.............................................10,500           72,844
                                                                        --------------
                                                                               778,839
                                                                        --------------
METALS - 1.7%
Stillwater Mining Co.*.........................................12,200          398,788
                                                                        --------------
OFFICE EQUIPMENT - 0.5%
In Focus Systems, Inc.*.........................................7,900          118,500
                                                                        --------------
OIL & GAS - 5.8%
Core Laboratories N.V.*........................................18,900          263,419
Eagle Geophysical, Inc.*..........................................694              521
Edge Petroleum Corp.*...........................................9,000           57,375
Evergreen Resources, Inc.*......................................6,500          163,719
EXCO Resources, Inc.*..........................................11,000           74,250
Harken Energy Corp.*...........................................34,500           56,063
Seitel, Inc.*..................................................10,800          174,825
Stone Energy Corp.*.............................................6,600          279,675
TransMontaigne Oil Co.*.........................................8,700          109,294
Vintage Petroleum, Inc.........................................20,200          217,150
                                                                        --------------
                                                                             1,396,291
                                                                        --------------
PHARMACEUTICALS - 0.5%
Albany Molecular Research, Inc.*................................3,200           95,200
Kos Pharmaceuticals, Inc.*......................................4,900           24,806
                                                                        --------------
                                                                               120,006
                                                                        --------------
Real Estate - 0.8%
Catellus Development Corp. (REIT)*..............................4,500           69,750
Healthcare Realty Trust, Inc. (REIT)............................5,300          111,300
                                                                        --------------
                                                                               181,050
                                                                        --------------
RETAILERS - 4.1%
Ames Department Stores, Inc.*..................................10,000          456,250
Cost Plus, Inc.*................................................6,900          313,950
General Nutrition Co., Inc.*....................................9,100          212,144
                                                                        --------------
                                                                               982,344
                                                                        --------------
TELEPHONE SYSTEMS - 0.2%
Boston Communications Group, Inc.*..............................4,300           57,781
                                                                        --------------
TEXTILES, CLOTHING & FABRICS - 6.1%
Kenneth Cole Productions, Inc.*.................................6,900          192,338
Quiksilver, Inc.*..............................................12,000          312,750
St. John Knits, Inc.............................................5,300          155,025
Tarrant Apparel Group*..........................................9,000          204,750
Timberland Co. (The)*...........................................5,300          360,731
Tropical Sportswear International Corp.*........................3,100           98,813
Vans, Inc.*....................................................10,500          120,258
                                                                        --------------
                                                                             1,444,665
                                                                        --------------
TRANSPORTATION - 0.9%
MotivePower Industries, Inc.*..................................11,850          213,300
                                                                        --------------
WHOLESALE - 0.3%
U.S.A. Floral Products, Inc.*...................................9,500           71,844
                                                                        --------------

TOTAL INVESTMENTS - 92.8%
(Cost $19,987,486)                                                          22,120,268

Other Assets and Liabilities (net) -7.2%                                     1,709,004
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                $  23,829,272
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                          See notes to financial statements

COVA SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                     SHARES       (NOTE 1)
--------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 96.7%
AEROSPACE & DEFENSE - 0.6%
AlliedSignal, Inc..............................................80,000     $  5,040,000
                                                                        --------------
AUTOMOTIVE - 1.0%
Ford Motor Co.................................................160,000        9,030,000
                                                                        --------------
BANKING - 8.0%
Bank One Corp.................................................300,000       17,868,750
BankAmerica Corp..............................................120,000        8,797,500
Chase Manhattan Corp..........................................200,000       17,325,000
Fleet Financial Group, Inc....................................300,000       13,312,500
Wells Fargo Co................................................320,000       13,680,000
                                                                        --------------
                                                                            70,983,750
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 3.6%
Heinz (H.J.), Co..............................................360,000       18,045,000
Ralston-Ralston Purina Group..................................450,000       13,696,875
                                                                        --------------
                                                                            31,741,875
                                                                        --------------
CHEMICALS - 1.0%
Rohm & Haas Co................................................210,000        9,003,750
                                                                        --------------
COMMUNICATIONS - 4.4%
QUALCOMM, Inc.*...............................................160,000       22,960,000
SBC Communications Corp.......................................280,010       16,240,580
                                                                        --------------
                                                                            39,200,580
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 4.9%
Cadence Design Systems, Inc.*.................................600,000        7,650,000
First Data Corp...............................................400,000       19,575,000
Oracle Corp.*.................................................120,000        4,455,000
Unisys Corp. Convertible Preferred............................180,000       11,722,500
                                                                        --------------
                                                                            43,402,500
                                                                        --------------
COMPUTERS & INFORMATION - 5.1%
International Business Machines Corp..........................200,000       25,850,000
Sun Microsystems, Inc.*.......................................280,000       19,285,000
                                                                        --------------
                                                                            45,135,000
                                                                        --------------
CONTAINERS & PACKAGING - 1.0%
Owens-Illinois, Inc. Convertible Preferred....................200,000        8,750,000
                                                                        --------------
ELECTRIC UTILITIES - 6.3%
Carolina Power & Light Co.....................................320,000       13,700,000
Duke Energy Corp..............................................300,000       16,312,500
FirstEnergy Corp..............................................430,000       13,330,000
Houston Industries, Inc. Convertible Preferred................100,000       11,925,000
                                                                        --------------
                                                                            55,267,500
                                                                        --------------
ELECTRICAL EQUIPMENT - 1.4%
Emerson Electric Co...........................................190,000       11,946,250
                                                                        --------------
ELECTRONICS - 4.5%
Honeywell, Inc................................................130,000       15,063,750
Texas Instruments, Inc........................................170,000       24,650,000
                                                                        --------------
                                                                            39,713,750
                                                                        --------------
ENVIRONMENTAL CONTROLS - 2.3%
Waste Management, Inc.........................................380,000       20,425,000
                                                                        --------------
FINANCIAL SERVICES - 3.7%
American General Corp.........................................280,000       21,105,000
Morgan Stanley, Dean Witter & Co..............................110,000       11,275,000
                                                                        --------------
                                                                            32,380,000
                                                                        --------------
FOREST PRODUCTS & PAPER - 2.3%
International Paper Co........................................400,000       20,200,000
                                                                        --------------
HEALTH CARE PROVIDERS - 0.7%
Columbia/HCA Healthcare Corp..................................260,000        5,931,250
                                                                        --------------
HEAVY MACHINERY - 1.6%
Deere & Co....................................................350,000       13,868,750
                                                                        --------------
INSURANCE - 7.9%
Ace Ltd.......................................................332,500        9,393,125
Aetna, Inc. Convertible Preferred.............................130,000        9,652,500
Aetna, Inc....................................................100,000        8,943,750
Allstate Corp.................................................250,000        8,968,750
Aon Corp......................................................260,000       10,725,000
Cigna Corp....................................................130,000       11,570,000
St. Paul Co...................................................330,000       10,498,125
                                                                        --------------
                                                                            69,751,250
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 4.4%
CBS Corp......................................................300,000       13,031,250
Comcast Corp. Convertible Preferred............................60,000        5,197,500
Dow Jones & Co., Inc..........................................230,000       12,204,375
Gannett Co., Inc..............................................120,000        8,565,000
                                                                        --------------
                                                                            38,998,125
                                                                        --------------
MEDICAL SUPPLIES - 1.4%
Baxter International, Inc.....................................200,000       12,125,000
                                                                        --------------
METALS - 1.7%
Alcoa, Inc....................................................240,000       14,850,000
                                                                        --------------
OFFICE EQUIPMENT - 1.7%
Xerox Corp....................................................250,000       14,765,625
                                                                        --------------
OIL & GAS - 11.6%
Atlantic Richfield Co.........................................100,000        8,356,250
BP Amoco Plc (ADR)............................................130,000       14,105,000
Coastal Corp..................................................420,000       16,800,000
Mobil Corp....................................................250,000       24,750,000
Schlumberger Ltd..............................................120,000        7,642,500
Texaco, Inc...................................................180,000       11,250,000
Total S.A. (ADR)..............................................320,000       20,620,000
                                                                        --------------
                                                                           103,523,750
                                                                        --------------
Pharmaceuticals - 4.3%
American Home Products Corp...................................380,000       21,850,000
Pharmacia & Upjohn, Inc.......................................280,000       15,907,500
                                                                        --------------
                                                                            37,757,500
                                                                        --------------
RETAILERS - 1.9%
Federated Department Stores, Inc.*............................310,000       16,410,625
                                                                        --------------
TELEPHONE SYSTEMS - 9.4%
Alltel Corp...................................................250,000       17,875,000
AT&T Corp.....................................................550,000       30,696,875
Bell Atlantic Corp............................................300,000       19,612,500
MCI WorldCom, Inc.*...........................................170,000       14,662,500
                                                                        --------------
                                                                            82,846,875
                                                                        --------------

TOTAL INVESTMENTS - 96.7%
(Cost $771,614,432)                                                        853,048,705

Other Assets and Liabilities (net) - 3.3%                                   29,226,689
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                 $882,275,394
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

ADR - American Depositary Receipt

                          See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                    SHARES         (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS - 53.7%
Aerospace & Defense - 1.0%
Raytheon Co.....................................................1,175      $    80,928
                                                                          ------------
BANKING - 4.4%
Bank One Corp...................................................1,455           86,663
Chase Manhattan Corp............................................1,080           93,555
First Union Corp................................................1,830           86,010
MBNA Corp.......................................................2,830           86,669
                                                                          ------------
                                                                               352,897
                                                                          ------------
BEVERAGES, FOOD & TOBACCO - 3.1%
Pepsico, Inc....................................................2,280           88,208
Philip Morris Co., Inc..........................................2,080           83,586
Sysco Corp......................................................2,655           79,152
                                                                          ------------
                                                                               250,946
                                                                          ------------
BUILDING MATERIALS - 0.9%
Masco Corp......................................................2,625           75,797
                                                                          ------------
CHEMICALS - 1.4%
Avery-Dennison Corp.............................................1,230           74,261
Solutia, Inc....................................................1,910           40,707
                                                                          ------------
                                                                               114,968
                                                                          ------------
COMPUTER SOFTWARE & PROCESSING - 2.2%
First Data Corp.................................................1,800           88,088
Microsoft Corp..................................................1,025           92,442
                                                                          ------------
                                                                               180,530
                                                                          ------------
COMPUTERS & INFORMATION - 0.4%
Compaq Computer Corp............................................1,500           35,531
                                                                          ------------
CONTAINERS & PACKAGING - 1.4%
Crown Cork & Seal, Inc..........................................1,240           35,340
Sealed Air Corp.*...............................................1,225           79,472
                                                                          ------------
                                                                               114,812
                                                                          ------------
COSMETICS & PERSONAL CARE - 1.1%
Estee Lauder Co.................................................1,200           60,150
Gillette Co.......................................................800           32,800
                                                                          ------------
                                                                                92,950
                                                                          ------------
ELECTRIC UTILITIES - 1.8%
Cinergy Corp....................................................2,460           78,720
Duke Energy Corp................................................1,300           70,688
                                                                          ------------
                                                                               149,408
                                                                          ------------
ELECTRICAL EQUIPMENT - 2.1%
General Electric Co...............................................795           89,835
Grainger (W.W.), Inc............................................1,475           79,373
                                                                          ------------
                                                                               169,208
                                                                          ------------
ELECTRONICS - 7.9%
Adaptec, Inc.*..................................................1,320           46,613
Altera Corp.*...................................................2,500           92,031
Analog Devices, Inc.*...........................................1,950           97,866
Applied Materials, Inc.*........................................1,255           92,713
Intel Corp......................................................1,575           93,713
KLA-Tencor Corp.*...............................................1,645          106,719
Maxim Integrated Products, Inc.*................................1,470           97,755
                                                                          ------------
                                                                               627,410
                                                                          ------------
FINANCIAL SERVICES - 1.5%
Heller Financial, Inc...........................................1,515           42,136
SLM Holding Corp................................................1,813           83,058
                                                                          ------------
                                                                               125,194
                                                                          ------------
FOREST PRODUCTS & PAPER - 0.5%
Mead Corp.........................................................950           39,663
                                                                          ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.0%
Newell Rubbermaid, Inc..........................................1,810           84,165
                                                                          ------------
INDUSTRIAL - DIVERSIFIED - 0.6%
Illinois Tool Works, Inc..........................................550           45,100
                                                                          ------------
MEDIA - BROADCASTING & PUBLISHING - 1.1%
Time Warner, Inc..................................................610           44,835
Tribune Co........................................................510           44,434
                                                                          ------------
                                                                                89,269
                                                                          ------------
MEDICAL SUPPLIES - 1.4%
Bard (C.R.), Inc..................................................890           42,553
Baxter International, Inc.......................................1,200           72,750
                                                                          ------------
                                                                               115,303
                                                                          ------------
OFFICE EQUIPMENT - 1.2%
Hewlett-Packard Co................................................950           95,475
                                                                          ------------
OIL & GAS - 4.6%
Atlantic Richfield Co.............................................500           41,781
Halliburton Co..................................................1,870           84,618
Murphy Oil Corp.................................................1,640           80,053
Ocean Energy, Inc.*.............................................4,105           39,511
USX - Marathon Group............................................2,710           88,244
Vastar Resources, Inc.............................................735           38,542
                                                                          ------------
                                                                               372,749
                                                                          ------------
PHARMACEUTICALS - 5.9%
Allergan, Inc.....................................................350           38,850
Bristol-Myers Squibb Co.........................................1,215           85,582
Eli Lilly & Co..................................................1,120           80,220
Merck & Co., Inc................................................1,180           87,320
Millipore Corp..................................................2,370           96,133
Schering-Plough Corp............................................1,715           90,895
                                                                          ------------
                                                                               479,000
                                                                          ------------
RESTAURANTS - 0.5%
Tricon Global Restaurants, Inc.*..................................780           42,218
                                                                          ------------
RETAILERS - 5.4%
Consolidated Stores Corp.*......................................2,573           69,471
Dillard's, Inc..................................................2,255           79,207
Office Depot, Inc.*.............................................4,445           98,068
Tandy Corp......................................................2,000           97,750
Wal-Mart Stores, Inc............................................1,830           88,298
                                                                          ------------
                                                                               432,794
                                                                          ------------
TELEPHONE SYSTEMS - 2.3%
GTE Corp........................................................1,230           93,173
U.S. WEST, Inc..................................................1,515           89,006
                                                                          ------------
                                                                               182,179
                                                                          ------------
Total Common Stocks (Cost $3,582,155)                                     $  4,348,494
                                                                          ------------


-----------------------------------------------------------------------------------------------------------------------------------
PAR                     SECURITY                                                                                          VALUE
AMOUNT                  DESCRIPTION                                                   COUPON           MATURITY         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                        CORPORATE DEBT - 13.0%
                        AUTOMOTIVE - 1.9%
$     150,000           General Motors Acceptance Corp................................ 6.850%          06/17/04        $ 151,256
                                                                                                                       ----------
                        BANKING - 1.8%
      150,000           Household Finance Corp........................................ 6.000%          05/01/04          145,485
                                                                                                                       ----------
                        CHEMICALS - 2.0%
      150,000           Du Pont (E.I.) de Nemours and Co.............................. 8.250%          09/15/06          162,752
                                                                                                                       ----------
                        ENTERTAINMENT & LEISURE - 1.8%
      150,000           Walt Disney Co. (The)......................................... 5.250%          11/10/03          144,048
                                                                                                                       ----------
                        FINANCIAL SERVICES - 3.6%
      150,000           Associates Corp. of North America............................. 5.800%          04/20/04          144,965
      150,000           Merrill Lynch & Co., Inc...................................... 6.550%          08/01/04          149,824
                                                                                                                       ----------
                                                                                                                         294,789
                                                                                                                       ----------
                        RETAILERS - 1.9%
      150,000           J.C. Penney Co., Inc.......................................... 7.600%          04/01/07          152,208
                                                                                                                       ----------

                        Total Corporate Debt (Cost $1,094,594)                                                         1,050,538
                                                                                                                       ----------

                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.4%
                        U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 10.0%
       35,106           Federal Home Loan Mortgage Corp............................... 6.500%          01/01/12           34,707
       34,284           Federal National Mortgage Association......................... 6.000%          03/01/11           33,156
      465,806           Federal National Mortgage Association......................... 6.000%          11/01/13          450,480
       82,772           Federal National Mortgage Association......................... 7.000%          02/01/16           82,426
      137,327           Government National Mortgage Association...................... 6.000%          01/15/11          134,868
       34,617           Government National Mortgage Association...................... 6.500%          03/15/24           33,413
       37,157           Government National Mortgage Association...................... 7.000%          07/20/27           36,590
                                                                                                                       ----------
                                                                                                                         805,640
                                                                                                                       ----------
                        U.S. TREASURY SECURITIES - 11.4%
      150,000           U.S. Treasury Note............................................ 6.375%          05/15/00          151,359
      150,000           U.S. Treasury Note............................................ 6.375%          08/15/02          152,906
      150,000           U.S. Treasury Note............................................ 7.250%          05/15/04          159,188
      150,000           U.S. Treasury Note............................................ 6.625%          05/15/07          156,281
      150,000           U.S. Treasury Note............................................ 6.125%          08/15/07          151,688
      150,000           U.S. Treasury Note............................................ 5.625%          05/15/08          146,953
                                                                                                                       ----------
                                                                                                                         918,375
                                                                                                                       ----------
                        Total U.S. Government and Agency Obligations (Cost $1,753,885)                                 1,724,015
                                                                                                                       ----------

                        TOTAL INVESTMENTS - 88.1%
                        (Cost $6,430,634)                                                                              7,123,047

                        Other Assets and Liabilities (net) -11.9%                                                        962,761
                                                                                                                       ----------

                        TOTAL NET ASSETS - 100.0%                                                                   $  8,085,808
                                                                                                                   ===============

            PORTFOLIO FOOTNOTES:
           *Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

                           See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                    SHARES         (NOTE 1)
---------------------------------------------------------------------------------------
COMMON STOCKS - 93.7%
AUTOMOTIVE - 2.1%
Superior Industries International, Inc..........................2,200      $    60,088
                                                                        --------------
BANKING - 9.7%
Associated Banc-Corp..............................................746           30,959
Bank United Corp..................................................650           26,122
CCB Financial Corp................................................500           26,438
Commercial Federal Corp...........................................900           20,869
Cullen/Frost Bankers, Inc.......................................1,442           39,745
Metris Companies, Inc...........................................1,446           58,925
Sovereign Bancorp, Inc..........................................1,880           22,795
St. Paul Bancorp, Inc.............................................750           19,125
Webster Financial Corp..........................................1,200           32,550
                                                                      ----------------
                                                                               277,528
                                                                      ----------------
BEVERAGES, FOOD & TOBACCO - 3.8%
Beringer Wine Estates Holdings, Inc.*.............................750           31,336
Canandaigua Wine Co., Inc.*.......................................550           28,841
Performance Food Group Co.*.......................................746           20,282
Universal Foods Corp............................................1,300           27,463
                                                                        --------------
                                                                               107,922
                                                                        --------------
CHEMICALS - 3.6%
Hanna (M.A.) Co.................................................1,227           20,169
Minerals Technologies, Inc........................................800           44,650
OM Group, Inc...................................................1,150           39,675
                                                                        --------------
                                                                               104,494
                                                                        --------------
COMMERCIAL SERVICES - 6.1%
Interim Services, Inc.*.........................................1,100           22,688
Iron Mountain, Inc.*............................................1,150           32,919
Lason, Inc.*....................................................1,504           74,636
Source Information Management Co. (The)*........................3,400           45,900
                                                                        --------------
                                                                               176,143
                                                                        --------------
COMMUNICATIONS - 1.1%
Tekelec*........................................................2,700           32,906
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 9.6%
Aspen Technologies, Inc.*.......................................2,713           31,878
Cognos, Inc.*...................................................1,500           32,625
Computer Network Technology Corp.*..............................1,100           23,788
National Data Corp..............................................1,100           47,025
QuadraMed Corp.*................................................5,394           43,826
SPSS, Inc.*.....................................................1,100           28,256
Sterling Software, Inc.*..........................................747           19,936
Sungard Data Systems, Inc.*.....................................1,400           48,300
                                                                        --------------
                                                                               275,634
                                                                        --------------
COMPUTERS & INFORMATION - 2.6%
CDW Computer Centers, Inc.*.......................................700           30,800
Zebra Technologies Corp.*.......................................1,100           42,281
                                                                        --------------
                                                                                73,081
                                                                        --------------
CONTAINERS & PACKAGING - 1.3%
AptarGroup, Inc.................................................1,200           36,000
                                                                        --------------
ELECTRICAL EQUIPMENT - 1.4%
Barnett, Inc.*..................................................1,850           13,875
Watsco, Inc.....................................................1,586           25,971
                                                                        --------------
                                                                                39,846
                                                                        --------------
ELECTRONICS - 16.5%
Amkor Technology, Inc.*.........................................4,600           47,150
Benchmark Electronics, Inc.*....................................1,300           46,719
Burr-Brown Corp.*.................................................846           31,249
CFM Technologies, Inc.*.........................................2,506           25,060
Etec Systems, Inc.*.............................................1,413           46,982
Kulicke & Soffa Industries, Inc.*...............................3,300           88,481
Photronics, Inc.*...............................................2,374           58,163
PRI Automation, Inc.*...........................................2,192           79,460
SMART Modular Technologies, Inc.*...............................2,817           48,945
                                                                        --------------
                                                                               472,209
                                                                        --------------
ENTERTAINMENT & LEISURE - 1.2%
Anchor Gaming*....................................................700           33,644
                                                                        --------------
FINANCIAL SERVICES - 1.1%
Finova Group, Inc.................................................600           31,575
                                                                        --------------
HEALTH CARE PROVIDERS - 0.8%
US Oncology, Inc.*..............................................1,900           22,800
                                                                        --------------
HEAVY CONSTRUCTION - 3.8%
Rental Service Corp.*...........................................1,200           34,350
Texas Industries, Inc...........................................1,900           73,625
                                                                        --------------
                                                                               107,975
                                                                        --------------
HEAVY MACHINERY - 1.6%
DT Industries, Inc..............................................2,550           23,428
GSI Lumonics, Inc.*.............................................6,061           23,108
                                                                        --------------
                                                                                46,536
                                                                        --------------
HOUSEHOLD PRODUCTS - 1.1%
Blyth Industries, Inc.*...........................................900           30,938
                                                                        --------------
INSURANCE - 1.1%
HCC Insurance Holdings, Inc.....................................1,400           31,763
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 3.5%
Cox Radio, Inc.*..................................................500           27,125
Cumulus Media, Inc.*............................................1,400           30,625
Young Broadcasting, Inc.*.......................................1,010           42,988
                                                                        --------------
                                                                               100,738
                                                                        --------------
MEDICAL SUPPLIES - 4.1%
DENTSPLY International, Inc.....................................1,800           50,400
Hanger Orthopedic Group, Inc.*..................................1,000           14,188
Maxxim Medical, Inc.*...........................................1,400           32,638
Ocular Sciences, Inc.*..........................................1,100           19,113
                                                                        --------------
                                                                               116,339
                                                                        --------------
OIL & GAS - 3.7%
BJ Services Co.*................................................1,000           29,438
Cooper Cameron Corp.*.............................................900           33,356
Ocean Energy, Inc.*.............................................4,503           43,334
Swift Energy Co.*...................................................1               11
                                                                        --------------
                                                                               106,139
                                                                        --------------
PHARMACEUTICALS - 4.2%
Alpharma Inc......................................................927           32,966
Serologicals Corp.*.............................................3,400           27,625
Shire Pharmaceuticals Group Plc (ADR)*..........................1,810           47,060
Zonagen, Inc.*..................................................1,300           12,025
                                                                        --------------
                                                                               119,676
                                                                        --------------
RESTAURANTS - 0.7%
Brinker International, Inc.*......................................700           19,031
                                                                        --------------
RETAILERS - 4.0%
Bombay Co., Inc. (The)*.........................................4,600           35,363
Men's Wearhouse, Inc. (The)*....................................1,700           43,350
Whitehall Jewellers, Inc.*......................................1,350           36,028
                                                                        --------------
                                                                               114,741
                                                                        --------------
TEXTILES, CLOTHING & FABRICS - 1.1%
Kellwood Co.....................................................1,200           32,550
                                                                        --------------
TRANSPORTATION - 3.9%
Eagle USA Airfreight, Inc.*.......................................900           38,194
Hub Group, Inc.*................................................1,907           42,788
USFreightways Corp................................................661           30,613
                                                                        --------------
                                                                               111,595
                                                                        --------------
TOTAL INVESTMENTS - 93.7%
(Cost $2,369,302)                                                            2,681,891

Other Assets and Liabilities (net) - 6.3%                                      181,045
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                  $ 2,862,936
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

                           See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                     SHARES       (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCKS - 91.6%
AEROSPACE & DEFENSE - 2.0%
Raytheon Co.....................................................2,000      $   137,750
                                                                        --------------
BANKING - 17.7%
Bank One Corp...................................................1,900          113,169
Chase Manhattan Corp............................................1,400          121,275
Comerica, Inc...................................................1,700          101,044
First Union Corp................................................3,000          141,000
MBNA Corp.......................................................3,800          116,375
Mellon Bank Corp................................................2,800          101,850
National City Corp..............................................1,400           91,700
PNC Bank Corp...................................................1,800          103,725
Union Planters Corp.............................................2,500          111,713
U.S. Bancorp....................................................3,000          102,000
Wachovia Corp...................................................1,300          111,231
                                                                        --------------
                                                                             1,215,082
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 6.8%
Pepsico, Inc....................................................3,800          147,013
Philip Morris Co., Inc..........................................3,300          132,619
Ralston-Ralston Purina Group....................................2,100           63,919
Sysco Corp......................................................4,200          125,213
                                                                        --------------
                                                                               468,764
                                                                        --------------
BUILDING MATERIALS - 3.3%
Masco Corp......................................................4,600          132,825
Sherwin Williams Co.............................................3,500           97,125
                                                                        --------------
                                                                               229,950
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 1.8%
First Data Corp.................................................2,500          122,344
                                                                        --------------
COMPUTERS & INFORMATION - 2.2%
Hewlett-Packard Co..............................................1,500          150,750
                                                                        --------------
CONTAINERS & PACKAGING - 1.7%
Crown Cork & Seal, Inc..........................................4,200          119,700
                                                                        --------------
ELECTRIC UTILITIES - 7.1%
Ameren Corp.....................................................2,200           84,425
Cinergy Corp....................................................2,600           83,200
Constellation Energy Group, Inc.................................2,700           79,988
Duke Energy Corp................................................1,500           81,563
New Century Energies, Inc.......................................2,300           89,269
Scana Corp......................................................2,900           67,788
                                                                        --------------
                                                                               486,233
                                                                        --------------
ELECTRICAL EQUIPMENT - 1.9%
Grainger (W.W.), Inc............................................2,400          129,150
                                                                        --------------
ELECTRONICS - 1.7%
Intel Corp......................................................2,000          119,000
                                                                        --------------
FINANCIAL SERVICES - 4.6%
Federal National Mortgage Association...........................1,500          102,563
Heller Financial, Inc...........................................3,500           97,344
SLM Holding Corp................................................2,600          119,113
                                                                        --------------
                                                                               319,020
                                                                        --------------
FOREST PRODUCTS & PAPER - 1.8%
Mead Corp.......................................................3,000          125,250
                                                                        --------------
GAS COMPANIES - 2.7%
National Fuel Gas Co............................................2,000           97,000
NICOR, Inc......................................................2,400           91,350
                                                                        --------------
                                                                               188,350
                                                                        --------------
HEALTH CARE PROVIDERS - 1.4%
Columbia/HCA Healthcare Corp....................................4,300           98,094
                                                                        --------------
INDUSTRIAL - DIVERSIFIED - 1.5%
Temple Inland, Inc..............................................1,500          102,375
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 1.8%
Tribune Co......................................................1,400          121,975
                                                                        --------------
MEDICAL SUPPLIES - 3.2%
Bard (C.R.), Inc................................................2,100          100,406
Baxter International, Inc.......................................2,000          121,250
                                                                        --------------
                                                                               221,656
                                                                        --------------
METALS - 1.7%
USX - U.S. Steel Group, Inc.....................................4,400          118,800
                                                                        --------------
OIL & GAS - 11.3%
Atlantic Richfield Co.............................................700           58,494
Halliburton Co..................................................3,200          144,800
Murphy Oil Corp.................................................2,900          141,556
Ocean Energy, Inc.*............................................11,000          105,875
Phillips Petroleum Co...........................................2,500          125,781
USX - Marathon Group............................................4,500          146,531
Vastar Resources, Inc...........................................1,000           52,438
                                                                        --------------
                                                                               775,475
                                                                        --------------
PHARMACEUTICALS - 2.6%
Merck & Co., Inc..................................................900           66,600
Pharmacia & Upjohn, Inc.........................................1,900          107,944
                                                                        --------------
                                                                               174,544
                                                                        --------------
REAL ESTATE - 3.9%
Archstone Communities Trust (REIT)..............................3,700           81,169
Felcor Lodging Trust, Inc. (REIT)...............................3,900           80,925
Prentiss Properties Trust (REIT)................................4,500          105,750
                                                                        --------------
                                                                               267,844
                                                                        --------------
RETAILERS - 5.0%
Consolidated Stores Corp.*......................................3,000           81,000
Dillard's, Inc..................................................3,900          136,988
May Department Stores Co. (The).................................3,000          122,625
                                                                        --------------
                                                                               340,613
                                                                        --------------
Telephone Systems - 3.9%
GTE Corp........................................................1,800          136,350
U.S. WEST, Inc..................................................2,200          129,250
                                                                        --------------
                                                                               265,600
                                                                        --------------

TOTAL INVESTMENTS - 91.6%
(Cost $5,745,372)                                                          $ 6,298,319

Other Assets and Liabilities (net) - 8.4%                                      579,880
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                  $ 6,878,199
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

REIT - Real Estate Investment Trust

                          See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                       VALUE
DESCRIPTION                                                     SHARES       (NOTE 1)
-------------------------------------------------------------------------------------
COMMON STOCKS - 92.1%
AEROSPACE & DEFENSE - 1.9%
Raytheon Co.....................................................3,900      $   268,613
                                                                        --------------
BANKING - 7.4%
Bank One Corp...................................................4,340          258,501
Chase Manhattan Corp............................................3,280          284,130
First Union Corp................................................4,750          223,250
MBNA Corp.......................................................9,700          297,063
                                                                        --------------
                                                                             1,062,944
                                                                        --------------
BEVERAGES, FOOD & TOBACCO - 5.0%
Pepsico, Inc....................................................7,380          285,514
Philip Morris Co., Inc..........................................4,480          180,040
Sysco Corp......................................................8,460          252,214
                                                                        --------------
                                                                               717,768
                                                                        --------------
BUILDING MATERIALS - 1.9%
Masco Corp......................................................9,400          271,425
                                                                        --------------
CHEMICALS - 0.7%
Solutia, Inc....................................................4,650           99,103
                                                                        --------------
COMPUTER SOFTWARE & PROCESSING - 4.1%
First Data Corp.................................................5,855          286,529
Microsoft Corp..................................................3,300          297,619
                                                                        --------------
                                                                               584,148
                                                                        --------------
COMPUTERS & INFORMATION - 3.1%
Compaq Computer Corp............................................5,900          139,756
Hewlett-Packard Co..............................................3,100          311,550
                                                                        --------------
                                                                               451,306
                                                                        --------------
CONTAINERS & PACKAGING - 4.5%
Avery-Dennison Corp.............................................4,100          247,538
Crown Cork & Seal, Inc..........................................4,425          126,113
Sealed Air Corp.*...............................................4,300          278,963
                                                                        --------------
                                                                               652,614
                                                                        --------------
COSMETICS & PERSONAL CARE - 1.9%
Estee Lauder Co.................................................2,800          140,350
Gillette Co.....................................................3,200          131,200
                                                                        --------------
                                                                               271,550
                                                                        --------------
ELECTRIC UTILITIES - 1.4%
Cinergy Corp....................................................2,378           76,096
Duke Energy Corp................................................2,400          130,500
                                                                        --------------
                                                                               206,596
                                                                        --------------
ELECTRICAL EQUIPMENT - 3.8%
General Electric Co.............................................2,375          268,375
Grainger (W.W.), Inc............................................5,230          281,439
                                                                        --------------
                                                                               549,814
                                                                        --------------
ELECTRONICS - 10.7%
Adaptec, Inc.*..................................................4,980          175,856
Altera Corp.*...................................................7,000          257,688
Applied Materials, Inc.*........................................4,650          343,519
Intel Corp......................................................4,900          291,550
KLA-Tencor Corp.*...............................................5,000          324,375
Maxim Integrated Products, Inc.*................................2,200          146,300
                                                                        --------------
                                                                             1,539,288
                                                                        --------------
FINANCIAL SERVICES - 2.8%
Heller Financial, Inc...........................................4,900          136,281
SLM Holding Corp................................................5,735          262,735
                                                                        --------------
                                                                               399,016
                                                                        --------------
FOREST PRODUCTS & PAPER - 1.0%
Mead Corp.......................................................3,475          145,081
                                                                        --------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
Newell Rubbermaid, Inc..........................................5,565          258,768
                                                                        --------------
INDUSTRIAL - DIVERSIFIED - 3.5%
Illinois Tool Works, Inc........................................1,800          147,600
Millipore Corp..................................................8,915          361,615
                                                                        --------------
                                                                               509,215
                                                                        --------------
MEDIA - BROADCASTING & PUBLISHING - 2.0%
Time Warner, Inc................................................2,100          154,350
Tribune Co......................................................1,550          135,044
                                                                        --------------
                                                                               289,394
                                                                        --------------
MEDICAL SUPPLIES - 2.7%
Bard (C.R.), Inc................................................3,220          153,956
Baxter International, Inc.......................................3,900          236,438
                                                                        --------------
                                                                               390,394
                                                                        --------------
OIL & GAS - 8.4%
Atlantic Richfield Co...........................................1,675          139,967
Halliburton Co..................................................6,000          271,500
Murphy Oil Corp.................................................5,750          280,672
Ocean Energy, Inc.*............................................11,000          105,875
USX - Marathon Group............................................8,580          279,386
Vastar Resources, Inc...........................................2,575          135,027
                                                                        --------------
                                                                             1,212,427
                                                                        --------------
PHARMACEUTICALS - 8.8%
Allergan Specialty Therapeutics, Inc.*..............................3               27
Allergan, Inc...................................................1,255          139,305
Bristol-Myers Squibb Co.........................................3,900          274,706
Eli Lilly & Co..................................................3,980          285,068
Merck & Co., Inc................................................3,940          291,560
Schering-Plough Corp............................................5,210          276,130
                                                                        --------------
                                                                             1,266,796
                                                                        --------------
RESTAURANTS - 1.0%
Tricon Global Restaurants, Inc.*................................2,623          141,970
                                                                        --------------
RETAILERS - 9.7%
Consolidated Stores Corp.*......................................7,381          199,287
Dillard's, Inc..................................................8,750          307,344
Office Depot, Inc.*............................................11,450          252,616
Tandy Corp......................................................6,800          332,350
Wal-Mart Stores, Inc............................................5,560          268,270
                                                                        --------------
                                                                             1,359,867
                                                                        --------------
TELEPHONE SYSTEMS - 4.0%
GTE Corp........................................................3,960          299,970
U.S. WEST, Inc..................................................4,700          276,125
                                                                        --------------
                                                                               576,095
                                                                        --------------

TOTAL INVESTMENTS - 92.1%
(Cost $10,925,514)                                                          13,224,192

Other Assets and Liabilities (net) - 7.9%                                    1,135,161
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                  $14,359,353
                                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                          See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1999 (UNAUDITED)

                                                                              Small Cap Stock    Quality Bond    Select Equity
                                                                                 Portfolio        Portfolio        Portfolio
                                                                                -------------  --------------  ---------------
Assets
     Investments, at value (Note 1)*                                          $   77,489,208 $    85,063,159 $    240,849,997
     Cash                                                                          3,774,975      16,647,569        1,659,825
     Cash denominated in foreign currencies **                                         -----           3,843            -----
     Receivable for investments sold                                                 771,487       1,104,581        1,713,032
     Receivable for Trust shares sold                                                  -----          10,883           45,275
     Dividends receivable                                                             68,918           -----          191,539
     Interest receivable                                                              14,737         888,245            7,696
     Net variation margin on financial futures contracts (Note 4)                      -----           -----            -----
     Unrealized appreciation on forward currency contracts (Note 5)                    -----           -----            -----
     Receivable from investment adviser (Note 2)                                       -----           -----            -----

                                                                                -------------  --------------  ---------------
         Total assets                                                             82,119,325     103,718,280      244,467,364
                                                                                -------------  --------------  ---------------

Liabilities
     Payables for:
         Payable for investments purchased                                           650,607           7,664        2,072,266
         Payable for delayed delivery investments                                      -----       7,756,497            -----
         Payable for Trust shares redeemed                                            51,759          10,288            -----
         Net variation margin on financial futures contracts (Note 4)                  -----          34,125            -----
         Unrealized depreciation on forward currency contracts (Note 5)                -----           -----            -----
         Investment advisory fee payable (Note 2)                                     59,992          41,371          152,122
     Accrued expenses                                                                 32,971          31,850           50,052

                                                                                -------------  --------------  ---------------
         Total liabilities                                                           795,329       7,881,795        2,274,440
                                                                                -------------  --------------  ---------------

Net Assets                                                                    $   81,323,996 $    95,836,485 $    242,192,924
                                                                                =============  ==============  ===============

Net Assets Represented by:
     Paid in surplus                                                          $   76,384,771 $    95,660,932 $    180,861,413
     Accumulated net realized gain (loss)                                         (3,436,994)       (856,750)      30,418,599
     Unrealized appreciation on investments, futures contracts
         and foreign currency                                                      8,023,572      (2,460,201)      29,804,871
     Undistributed (distributions in excess of) net investment income                352,647       3,492,504        1,108,041

                                                                                -------------  --------------  ---------------
         Total                                                                $   81,323,996 $    95,836,485 $    242,192,924
                                                                                =============  ==============  ===============

Capital shares outstanding                                                         6,400,974       8,884,562       13,527,853
                                                                                =============  ==============  ===============

Net Asset Value and Offering Price Per Share                                         $12.705         $10.787          $17.903
                                                                                =============  ==============  ===============


------------------------------------------------------------------------------------------------------------------------------
*    Investments in securities, at cost                                       $   69,465,636 $    87,472,507 $    211,045,126
**   Cost of cash denominated in foreign currencies                                     ----           1,430            -----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1999 (UNAUDITED)

                                                                                                            International
                                                                                      Large Cap Stock          Equity
                                                                                         Portfolio            Portfolio
                                                                                     ------------------   ------------------
Assets
     Investments, at value (Note 1)*                                               $       235,159,519  $       111,373,950
     Cash                                                                                    5,461,637              518,953
     Cash denominated in foreign currencies **                                                   -----            1,121,380
     Receivable for investments sold                                                           569,065            2,038,389
     Receivable for Trust shares sold                                                           23,227               52,266
     Dividends receivable                                                                      256,347              252,129
     Interest receivable                                                                        29,919                3,715
     Net variation margin on financial futures contracts (Note 4)                              106,250                -----
     Unrealized appreciation on forward currency contracts (Note 5)                              -----              605,873
     Receivable from investment adviser (Note 2)                                                 -----                -----

                                                                                     ------------------   ------------------
         Total assets                                                                      241,605,964          115,966,655
                                                                                     ------------------   ------------------

Liabilities
     Payables for:
         Payable for investments purchased                                                     423,599            2,513,299
         Payable for delayed delivery investments                                                -----                -----
         Payable for Trust shares redeemed                                                          38                  361
         Net variation margin on financial futures contracts (Note 4)                            -----                -----
         Unrealized depreciation on forward currency contracts (Note 5)                          -----              216,091
         Investment advisory fee payable (Note 2)                                              129,836               70,537
     Accrued expenses                                                                           43,752               43,366

                                                                                     ------------------   ------------------
         Total liabilities                                                                     597,225            2,843,654
                                                                                     ------------------   ------------------

Net Assets                                                                         $       241,008,739  $       113,123,001
                                                                                     ==================   ==================

Net Assets Represented by:
     Paid in surplus                                                               $       195,528,783  $        96,441,728
     Accumulated net realized gain (loss)                                                   17,275,804            5,291,560
     Unrealized appreciation on investments, futures contracts
         and foreign currency                                                               27,025,793           10,579,236
     Undistributed (distributions in excess of) net investment income                        1,178,359              810,477

                                                                                     ------------------   ------------------
         Total                                                                     $       241,008,739  $       113,123,001
                                                                                     ==================   ==================

Capital shares outstanding                                                                  11,796,442            8,323,648
                                                                                     ==================   ==================

Net Asset Value and Offering Price Per Share                                                   $20.431              $13.591
                                                                                     ==================   ==================


----------------------------------------------------------------------------------------------------------------------------
*    Investments in securities, at cost                                            $       208,349,574  $       101,157,447
**   Cost of cash denominated in foreign currencies                                              -----            1,130,120
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1999 (UNAUDITED)

                                                                                           Bond                Mid-Cap
                                                                                         Debenture              Value
                                                                                         Portfolio            Portfolio

                                                                                     ------------------   ------------------
Assets
     Investments, at value (Note 1)*                                               $       154,860,624  $        26,040,738
     Cash                                                                                    5,343,387            1,624,510
     Cash denominated in foreign currencies **                                                   -----                -----
     Receivable for investments sold                                                           728,697              136,619
     Receivable for Trust shares sold                                                            5,057                -----
     Dividends receivable                                                                       15,394               24,206
     Interest receivable                                                                     2,719,818                5,287
     Net variation margin on financial futures contracts (Note 4)                                -----                -----
     Unrealized appreciation on forward currency contracts (Note 5)                              -----                -----
     Receivable from investment adviser (Note 2)                                                 -----                -----

                                                                                     ------------------   ------------------
         Total assets                                                                      163,672,977           27,831,360
                                                                                     ------------------   ------------------

Liabilities
     Payables for:
         Payable for investments purchased                                                     342,500              628,680
         Payable for delayed delivery investments                                                -----                -----
         Payable for Trust shares redeemed                                                         418                2,963
         Net variation margin on financial futures contracts (Note 4)                            -----                -----
         Unrealized depreciation on forward currency contracts (Note 5)                          -----                -----
         Investment advisory fee payable (Note 2)                                              101,531               16,829
     Accrued expenses                                                                           26,649               21,524

                                                                                     ------------------   ------------------
         Total liabilities                                                                     471,098              669,996
                                                                                     ------------------   ------------------

Net Assets                                                                         $       163,201,879  $        27,161,364
                                                                                     ==================   ==================

Net Assets Represented by:
     Paid in surplus                                                               $       158,027,313  $        24,130,574
     Accumulated net realized gain (loss)                                                    1,296,704              410,116
     Unrealized appreciation on investments, futures contracts
         and foreign currency                                                               (4,747,479)           2,529,646
     Undistributed (distributions in excess of) net investment income                        8,625,341               91,028

                                                                                     ------------------   ------------------
         Total                                                                     $       163,201,879  $        27,161,364
                                                                                     ==================   ==================

Capital shares outstanding                                                                  13,052,273            2,301,369
                                                                                     ==================   ==================

Net Asset Value and Offering Price Per Share                                                   $12.504              $11.802
                                                                                     ==================   ==================


----------------------------------------------------------------------------------------------------------------------------
*    Investments in securities, at cost                                            $       159,608,103  $        23,511,092
**   Cost of cash denominated in foreign currencies                                              -----                 ----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1999 (UNAUDITED)

                                                                                Large Cap         Developing        Lord Abbett
                                                                                 Research           Growth       Growth & Income
                                                                                Portfolio         Portfolio         Portfolio
                                                                              ---------------  ----------------  ---------------
Assets
     Investments, at value (Note 1)*                                        $     23,970,106 $      22,120,268 $    853,048,705
     Cash                                                                          1,968,541         1,724,796       31,026,803
     Cash denominated in foreign currencies **                                         -----             -----            -----
     Receivable for investments sold                                                 404,071             -----            -----
     Receivable for Trust shares sold                                                 26,844            20,008            -----
     Dividends receivable                                                             25,531               588        1,231,490
     Interest receivable                                                               4,633             5,215          115,268
     Net variation margin on financial futures contracts (Note 4)                      -----             -----            -----
     Unrealized appreciation on forward currency contracts (Note 5)                    -----             -----            -----
     Receivable from investment adviser (Note 2)                                       -----             -----            -----

                                                                              ---------------  ----------------  ---------------
         Total assets                                                             26,399,726        23,870,875      885,422,266
                                                                              ---------------  ----------------  ---------------

Liabilities
     Payables for:
         Payable for investments purchased                                           952,645            13,381          321,933
         Payable for delayed delivery investments                                      -----             -----            -----
         Payable for Trust shares redeemed                                                86               103        2,210,687
         Net variation margin on financial futures contracts (Note 4)                  -----             -----            -----
         Unrealized depreciation on forward currency contracts (Note 5)                -----             -----            -----
         Investment advisory fee payable (Note 2)                                     18,073            13,578          507,368
     Accrued expenses                                                                 14,015            14,541          106,884

                                                                              ---------------  ----------------  ---------------
         Total liabilities                                                           984,819            41,603        3,146,872
                                                                              ---------------  ----------------  ---------------

Net Assets                                                                  $     25,414,907 $      23,829,272 $    882,275,394
                                                                              ===============  ================  ===============

Net Assets Represented by:
     Paid in surplus                                                        $     21,495,572 $      19,856,926 $    804,697,880
     Accumulated net realized gain (loss)                                            185,889         1,908,388       (8,836,117)
     Unrealized appreciation on investments, futures contracts
         and foreign currency                                                      3,640,450         2,132,782       81,434,273
     Undistributed (distributions in excess of) net investment income                 92,996           (68,824)       4,979,358

                                                                              ---------------  ----------------  ---------------
         Total                                                              $     25,414,907 $      23,829,272 $    882,275,394
                                                                              ===============  ================  ===============

Capital shares outstanding                                                         1,872,760         1,831,248       37,255,014
                                                                              ===============  ================  ===============

Net Asset Value and Offering Price Per Share                                         $13.571           $13.013          $23.682
                                                                              ===============  ================  ===============


--------------------------------------------------------------------------------------------------------------------------------
*    Investments in securities, at cost                                     $     20,329,656 $      19,987,486 $    771,614,432
**   Cost of cash denominated in foreign currencies                                     ----              ----             ----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1999 (UNAUDITED)

                                                                                                              Small Cap
                                                                                     Balanced                   Equity
                                                                                    Portfolio                 Portfolio
                                                                                -------------------       -------------------
Assets
     Investments, at value (Note 1)*                                          $          7,123,047      $          2,681,891
     Cash                                                                                  931,160                   180,029
     Cash denominated in foreign currencies **                                               -----                     -----
     Receivable for investments sold                                                         -----                    11,501
     Receivable for Trust shares sold                                                        -----                     -----
     Dividends receivable                                                                    4,615                       726
     Interest receivable                                                                    41,973                     1,803
     Net variation margin on financial futures contracts (Note 4)                            -----                     -----
     Unrealized appreciation on forward currency contracts (Note 5)                          -----                     -----
     Receivable from investment adviser (Note 2)                                                14                     4,476

                                                                                -------------------       -------------------
         Total assets                                                                    8,100,809                 2,880,426
                                                                                -------------------       -------------------

Liabilities
     Payables for:
         Payable for investments purchased                                                   -----                     2,744
         Payable for delayed delivery investments                                            -----                     -----
         Payable for Trust shares redeemed                                                     284                        80
         Net variation margin on financial futures contracts (Note 4)                        -----                     -----
         Unrealized depreciation on forward currency contracts (Note 5)                      -----                     -----
         Investment advisory fee payable (Note 2)                                            -----                     -----
     Accrued expenses                                                                       14,717                    14,666

                                                                                -------------------       -------------------
         Total liabilities                                                                  15,001                    17,490
                                                                                -------------------       -------------------

Net Assets                                                                    $          8,085,808      $          2,862,936
                                                                                ===================       ===================

Net Assets Represented by:
     Paid in surplus                                                          $          7,294,426      $          2,636,814
     Accumulated net realized gain (loss)                                                   18,180                   (82,449)
     Unrealized appreciation on investments, futures contracts
         and foreign currency                                                              692,413                   312,589
     Undistributed (distributions in excess of) net investment income                       80,789                    (4,018)

                                                                                -------------------       -------------------
         Total                                                                $          8,085,808      $          2,862,936
                                                                                ===================       ===================

Capital shares outstanding                                                                 661,019                   264,851
                                                                                ===================       ===================

Net Asset Value and Offering Price Per Share                                               $12.232                   $10.810
                                                                                ===================       ===================


-----------------------------------------------------------------------------------------------------------------------------
*    Investments in securities, at cost                                       $          6,430,634      $          2,369,302
**   Cost of cash denominated in foreign currencies                                           ----                      ----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1999 (UNAUDITED)

                                                                                                               Growth & Income
                                                                                   Equity Income                   Equity
                                                                                     Portfolio                    Portfolio
                                                                                 -------------------          ------------------
Assets
     Investments, at value (Note 1)*                                           $          6,298,319         $        13,224,192
     Cash                                                                                   572,689                   1,135,831
     Cash denominated in foreign currencies **                                                -----                       -----
     Receivable for investments sold                                                          -----                       -----
     Receivable for Trust shares sold                                                         -----                       -----
     Dividends receivable                                                                    13,741                      14,975
     Interest receivable                                                                      5,866                       3,752
     Net variation margin on financial futures contracts (Note 4)                             -----                       -----
     Unrealized appreciation on forward currency contracts (Note 5)                           -----                       -----
     Receivable from investment adviser (Note 2)                                                675                       -----

                                                                                 -------------------          ------------------
         Total assets                                                                     6,891,290                  14,378,750
                                                                                 -------------------          ------------------

Liabilities
     Payables for:
         Payable for investments purchased                                                    -----                       -----
         Payable for delayed delivery investments                                             -----                       -----
         Payable for Trust shares redeemed                                                      240                         511
         Net variation margin on financial futures contracts (Note 4)                         -----                       -----
         Unrealized depreciation on forward currency contracts (Note 5)                       -----                       -----
         Investment advisory fee payable (Note 2)                                             -----                       5,476
     Accrued expenses                                                                        12,851                      13,410

                                                                                 -------------------          ------------------
         Total liabilities                                                                   13,091                      19,397
                                                                                 -------------------          ------------------

Net Assets                                                                     $          6,878,199         $        14,359,353
                                                                                 ===================          ==================

Net Assets Represented by:
     Paid in surplus                                                           $          6,010,766         $        12,000,337
     Accumulated net realized gain (loss)                                                   263,181                      27,425
     Unrealized appreciation on investments, futures contracts
         and foreign currency                                                               552,947                   2,298,678
     Undistributed (distributions in excess of) net investment income                        51,305                      32,913

                                                                                 -------------------          ------------------
         Total                                                                 $          6,878,199         $        14,359,353
                                                                                 ===================          ==================

Capital shares outstanding                                                                  531,976                   1,051,196
                                                                                 ===================          ==================

Net Asset Value and Offering Price Per Share                                                $12.930                     $13.660
                                                                                 ===================          ==================


--------------------------------------------------------------------------------------------------------------------------------
*    Investments in securities, at cost                                        $          5,745,372         $        10,925,514
**   Cost of cash denominated in foreign currencies                                            ----                        ----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 1999 (UNAUDITED)

                                                                             Small Cap Stock      Quality Bond       Select Equity
                                                                               Portfolio           Portfolio           Portfolio
                                                                            ----------------     ---------------     ---------------
Investment Income
     Dividends (1)                                                        $         401,440    $          -----    $      1,316,820
     Interest                                                                        86,502           2,735,019              58,966

                                                                            ----------------     ---------------     ---------------
        Total investment income                                                     487,942           2,735,019           1,375,786
                                                                            ----------------     ---------------     ---------------

Expenses
     Investment advisory fee (Note 2)                                               319,343             242,816             721,735
     Custody, fund accounting, administration, and transfer agent fees               76,091              56,391              98,410
     Audit                                                                            6,289               6,289               6,290
     Trustee fees and expenses                                                        2,239               2,239               2,239
     Legal                                                                            1,984               1,984               1,984
     Shareholder reporting                                                           13,982              11,185              21,144

                                                                            ----------------     ---------------     ---------------
        Total expenses                                                              419,928             320,904             851,802
        Less fees waived and expenses reimbursed by the adviser                      32,598              32,688                 412

                                                                            ----------------     ---------------     ---------------
        Net expenses                                                                387,330             288,216             851,390
                                                                            ----------------     ---------------     ---------------

     Net investment income                                                          100,612           2,446,803             524,396
                                                                            ----------------     ---------------     ---------------

Net Realized and Unrealized Gain (Loss) on Investments,
     Futures Contracts and Foreign Currency Related
     Transactions
     Net realized gain (loss) on investments                                        566,833          (1,423,713)         11,933,405
     Net realized gain (loss) on futures contracts                                    -----              67,036               -----
     Net realized gain (loss) on foreign currency related transactions                -----              (9,110)              -----

        Net realized gain (loss) on investments, futures contracts
           and foreign currency related transactions                        ----------------     ---------------     ---------------
                                                                                    566,833          (1,365,787)         11,933,405
                                                                            ----------------     ---------------     ---------------

     Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency
            Beginning of period                                                   4,089,235             451,018          18,157,304
            End of period                                                         8,023,572          (2,460,201)         29,804,871
                                                                            ----------------     ---------------     ---------------

     Net change in unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency                                    3,934,337          (2,911,219)         11,647,567
                                                                            ----------------     ---------------     ---------------

     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency related transactions                       4,501,170          (4,277,006)         23,580,972
                                                                            ----------------     ---------------     ---------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                      $       4,601,782    $     (1,830,203)   $     24,105,368
                                                                            ================     ===============     ===============



------------------------------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withhholding taxes of:                     $           1,650    $          -----    $          4,911
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 1999 (UNAUDITED)

                                                                               Large Cap         International
                                                                                 Stock               Equity
                                                                               Portfolio           Portfolio
                                                                            ----------------     ---------------
Investment Income
     Dividends (1)                                                        $       1,495,313    $      1,165,626
     Interest                                                                       150,485               5,850

                                                                            ----------------     ---------------
        Total investment income                                                   1,645,798           1,171,476
                                                                            ----------------     ---------------

Expenses
     Investment advisory fee (Note 2)                                               679,861             425,931
     Custody, fund accounting, administration, and transfer agent fees              104,687             133,283
     Audit                                                                            6,289               6,289
     Trustee fees and expenses                                                        2,239               2,239
     Legal                                                                            1,984               1,984
     Shareholder reporting                                                           18,840              16,596

                                                                            ----------------     ---------------
        Total expenses                                                              813,900             586,322
        Less fees waived and expenses reimbursed by the adviser                      30,286              55,853

                                                                            ----------------     ---------------
        Net expenses                                                                783,614             530,469
                                                                            ----------------     ---------------

     Net investment income                                                          862,184             641,007
                                                                            ----------------     ---------------

Net Realized and Unrealized Gain (Loss) on Investments,
     Futures Contracts and Foreign Currency Related
     Transactions
     Net realized gain (loss) on investments                                     10,235,684           4,016,138
     Net realized gain (loss) on futures contracts                                  385,422               -----
     Net realized gain (loss) on foreign currency related transactions                -----             (70,083)

        Net realized gain (loss) on investments, futures contracts
           and foreign currency related transactions                        ----------------     ---------------
                                                                                 10,621,106           3,946,055
                                                                            ----------------     ---------------

     Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency
            Beginning of period                                                  16,345,829           9,106,756
            End of period                                                        27,025,793          10,579,236
                                                                            ----------------     ---------------

     Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency                      10,679,964           1,472,480
                                                                            ----------------     ---------------

     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency related transactions                      21,301,070           5,418,535
                                                                            ----------------     ---------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                      $      22,163,254    $      6,059,542
                                                                            ================     ===============



----------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withhholding taxes of:                     $          30,746    $        118,976
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 1999 (UNAUDITED)

                                                                                 Bond               Mid-Cap
                                                                               Debenture             Value
                                                                               Portfolio           Portfolio
                                                                            ----------------     ---------------
Investment Income
     Dividends (1)                                                        $         273,062    $        149,734
     Interest                                                                     5,788,264              34,978

                                                                            ----------------     ---------------
        Total investment income                                                   6,061,326             184,712
                                                                            ----------------     ---------------

Expenses
     Investment advisory fee (Note 2)                                               583,148             107,945
     Custody, fund accounting, administration, and transfer agent fees               73,534              39,090
     Audit                                                                            6,289               6,243
     Trustee fees and expenses                                                        2,239               2,239
     Legal                                                                            1,984               1,984
     Shareholder reporting                                                           17,118               5,343

                                                                            ----------------     ---------------
        Total expenses                                                              684,312             162,844
        Less fees waived and expenses reimbursed by the adviser                      23,965              35,597

                                                                            ----------------     ---------------
        Net expenses                                                                660,347             127,247
                                                                            ----------------     ---------------

     Net investment income                                                        5,400,979              57,465
                                                                            ----------------     ---------------

Net Realized and Unrealized Gain (Loss) on Investments,
     Futures Contracts and Foreign Currency Related
     Transactions
     Net realized gain (loss) on investments                                        265,898             636,089
     Net realized gain (loss) on futures contracts                                    -----               -----
     Net realized gain (loss) on foreign currency related transactions                -----               -----

        Net realized gain (loss) on investments, futures contracts
           and foreign currency related transactions                        ----------------     ---------------
                                                                                    265,898             636,089
                                                                            ----------------     ---------------

     Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency
            Beginning of period                                                    (371,612)            384,795
            End of period                                                        (4,747,479)          2,529,646
                                                                            ----------------     ---------------

     Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency                      (4,375,867)          2,144,851
                                                                            ----------------     ---------------

     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency related transactions                      (4,109,969)          2,780,940
                                                                            ----------------     ---------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                      $       1,291,010    $      2,838,405
                                                                            ================     ===============



----------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withhholding taxes of:                     $           -----    $            390
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 1999 (UNAUDITED)

                                                                              Large Cap          Developing         Lord Abbett
                                                                               Research            Growth          Growth & Income
                                                                              Portfolio          Portfolio           Portfolio
                                                                            ---------------    ---------------     ---------------
Investment Income
     Dividends (1)                                                        $        134,511   $         14,460    $      6,997,761
     Interest                                                                       29,181             19,791             730,032

                                                                            ---------------    ---------------     ---------------
        Total investment income                                                    163,692             34,251           7,727,793
                                                                            ---------------    ---------------     ---------------

Expenses
     Investment advisory fee (Note 2)                                               96,344             86,142           2,514,162
     Custody, fund accounting, administration, and transfer agent fees              31,420             30,457             178,123
     Audit                                                                           6,290              6,290               7,051
     Trustee fees and expenses                                                       2,239              2,238               2,579
     Legal                                                                           1,984              1,984               1,938
     Shareholder reporting                                                           3,620              4,097              44,582

                                                                            ---------------    ---------------     ---------------
        Total expenses                                                             141,897            131,208           2,748,435
        Less fees waived and expenses reimbursed by the adviser                     28,030             28,133               -----

                                                                            ---------------    ---------------     ---------------
        Net expenses                                                               113,867            103,075           2,748,435
                                                                            ---------------    ---------------     ---------------

     Net investment income                                                          49,825            (68,824)          4,979,358
                                                                            ---------------    ---------------     ---------------

Net Realized and Unrealized Gain (Loss) on Investments,
     Futures Contracts and Foreign Currency Related
     Transactions
     Net realized gain (loss) on investments                                       316,971          2,303,925          (8,836,117)
     Net realized gain (loss) on futures contracts                                   -----              -----               -----
     Net realized gain (loss) on foreign currency related transactions               -----              -----               -----

        Net realized gain (loss) on investments, futures contracts
           and foreign currency related transactions                        ---------------    ---------------     ---------------
                                                                                   316,971          2,303,925          (8,836,117)
                                                                            ---------------    ---------------     ---------------

     Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency
            Beginning of period                                                  1,468,700          1,397,844               -----
            End of period                                                        3,640,450          2,132,782          81,434,273
                                                                            ---------------    ---------------     ---------------

     Net change in unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency                                   2,171,750            734,938          81,434,273
                                                                            ---------------    ---------------     ---------------

     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency related transactions                      2,488,721          3,038,863          72,598,156
                                                                            ---------------    ---------------     ---------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                      $      2,538,546   $      2,970,039    $     77,577,514
                                                                            ===============    ===============     ===============



----------------------------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withhholding taxes of:                     $          -----   $          -----    $          8,710
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 1999 (UNAUDITED)

                                                                                                       Small Cap
                                                                                   Balanced              Equity
                                                                                   Portfolio           Portfolio
                                                                                ----------------     ---------------
Investment Income
     Dividends (1)                                                            $          23,243    $          5,446
     Interest                                                                            89,912               3,974

                                                                                ----------------     ---------------
        Total investment income                                                         113,155               9,420
                                                                                ----------------     ---------------

Expenses
     Investment advisory fee (Note 2)                                                    29,755              12,217
     Custody, fund accounting, administration, and transfer agent fees                   28,518              28,724
     Audit                                                                                6,290               6,290
     Trustee fees and expenses                                                            2,239               2,239
     Legal                                                                                1,984               1,984
     Shareholder reporting                                                                1,402                 983

                                                                                ----------------     ---------------
        Total expenses                                                                   70,188              52,437
        Less fees waived and expenses reimbursed by the adviser                          37,457              38,999

                                                                                ----------------     ---------------
        Net expenses                                                                     32,731              13,438
                                                                                ----------------     ---------------

     Net investment income                                                               80,424              (4,018)
                                                                                ----------------     ---------------

Net Realized and Unrealized Gain (Loss) on Investments,
     Futures Contracts and Foreign Currency Related
     Transactions
     Net realized gain (loss) on investments                                              6,130             (28,915)
     Net realized gain (loss) on futures contracts                                        -----               -----
     Net realized gain (loss) on foreign currency related transactions                    -----               -----

        Net realized gain (loss) on investments, futures contracts
           and foreign currency related transactions                            ----------------     ---------------
                                                                                          6,130             (28,915)
                                                                                ----------------     ---------------

     Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency
            Beginning of period                                                         302,837             104,832
            End of period                                                               692,413             312,589
                                                                                ----------------     ---------------

     Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency                             389,576             207,757
                                                                                ----------------     ---------------

     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency related transactions                             395,706             178,842
                                                                                ----------------     ---------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                          $         476,130    $        174,824
                                                                                ================     ===============



--------------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withhholding taxes of:                         $           -----    $          -----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 1999 (UNAUDITED)

                                                                                    Equity           Growth & Income
                                                                                    Income               Equity
                                                                                   Portfolio           Portfolio
                                                                                ----------------     ---------------
Investment Income
     Dividends (1)                                                            $          66,836    $         74,881
     Interest                                                                            15,031              19,336

                                                                                ----------------     ---------------
        Total investment income                                                          81,867              94,217
                                                                                ----------------     ---------------

Expenses
     Investment advisory fee (Note 2)                                                    27,783              55,731
     Custody, fund accounting, administration, and transfer agent fees                   27,029              28,382
     Audit                                                                                6,290               6,290
     Trustee fees and expenses                                                            2,239               2,239
     Legal                                                                                1,984               1,984
     Shareholder reporting                                                                1,389               1,785

                                                                                ----------------     ---------------
        Total expenses                                                                   66,714              96,411
        Less fees waived and expenses reimbursed by the adviser                          36,152              35,107

                                                                                ----------------     ---------------
        Net expenses                                                                     30,562              61,304
                                                                                ----------------     ---------------

     Net investment income                                                               51,305              32,913
                                                                                ----------------     ---------------

Net Realized and Unrealized Gain (Loss) on Investments,
     Futures Contracts and Foreign Currency Related
     Transactions
     Net realized gain (loss) on investments                                            177,050             (75,873)
     Net realized gain (loss) on futures contracts                                        -----               -----
     Net realized gain (loss) on foreign currency related transactions                    -----               -----

        Net realized gain (loss) on investments, futures contracts
           and foreign currency related transactions                            ----------------     ---------------
                                                                                        177,050             (75,873)
                                                                                ----------------     ---------------

     Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency
            Beginning of period                                                         147,788             670,606
            End of period                                                               552,947           2,298,678
                                                                                ----------------     ---------------

     Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency                             405,159           1,628,072
                                                                                ----------------     ---------------

     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency related transactions                             582,209           1,552,199
                                                                                ----------------     ---------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                          $         633,514    $      1,585,112
                                                                                ================     ===============



--------------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withhholding taxes of:                         $           -----    $          -----
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Small Cap Stock
                                                                                                       Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended            Year ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $           100,612      $           317,239
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               566,833               (3,831,239)
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                  3,934,337                 (966,387)

                                                                                       ------------------       ------------------
     Net increase (decrease) in net assets resulting from operations                           4,601,782               (4,480,387)
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                  (96,253)
     Net realized gains                                                                             ----               (2,461,868)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----               (2,558,121)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 3,235,944               26,987,297
     Net asset value of shares issued through dividend reinvestment                                 ----                2,558,121
     Cost of shares repurchased                                                               (4,675,038)              (4,102,670)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                    (1,439,094)              25,442,748
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                        3,162,688               18,404,240
Net Assets:
     Beginning of period                                                                      78,161,308               59,757,068
                                                                                       ------------------       ------------------

     End of period                                                                   $        81,323,996      $        78,161,308
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $           352,647      $           252,035
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               6,523,058                4,559,948
                                                                                       ------------------       ------------------

Shares sold                                                                                      277,693                2,121,662
Shares issued through dividend reinvestment                                                         ----                  194,906
Shares repurchased                                                                              (399,777)                (353,458)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                   (122,084)               1,963,110
                                                                                       ------------------       ------------------

Ending shares                                                                                  6,400,974                6,523,058
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Quality Bond
                                                                                                      Portfolio

                                                                                       ----------------------------------------
                                                                                       Six months ended         Year ended
                                                                                         June 30, 1999         December 31,
                                                                                          (Unaudited)              1998
                                                                                       ----------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $         2,446,803  $          1,680,139
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                            (1,365,787)              530,948
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                 (2,911,219)              106,028

                                                                                       ------------------   -------------------
     Net increase (decrease) in net assets resulting from operations                          (1,830,203)            2,317,115
                                                                                       ------------------   -------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----              (643,157)
     Net realized gains                                                                             ----                 -----
                                                                                       ------------------   -------------------

     Total distributions                                                                            ----              (643,157)
                                                                                       ------------------   -------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                60,702,195            26,526,504
     Net asset value of shares issued through dividend reinvestment                                 ----               643,157
     Cost of shares repurchased                                                               (8,847,558)           (1,659,034)
                                                                                       ------------------   -------------------

     Net increase (decrease) in net assets from capital share transactions                    51,854,637            25,510,627
                                                                                       ------------------   -------------------

Total increase (decrease) in net assets                                                       50,024,434            27,184,585
Net Assets:
     Beginning of period                                                                      45,812,051            18,627,466
                                                                                       ------------------   -------------------

     End of period                                                                   $        95,836,485  $         45,812,051
                                                                                       ==================   ===================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $         3,492,504  $          1,045,701
                                                                                       ==================   ===================

Capital Share Transactions:
Beginning shares                                                                               4,157,310             1,790,249
                                                                                       ------------------   -------------------

Shares sold                                                                                    5,540,465             2,461,040
Shares issued through dividend reinvestment                                                         ----                60,846
Shares repurchased                                                                              (813,213)             (154,825)
                                                                                       ------------------   -------------------

Net increase (decrease) in shares outstanding                                                  4,727,252             2,367,061
                                                                                       ------------------   -------------------

Ending shares                                                                                  8,884,562             4,157,310
                                                                                       ==================   ===================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Select Equity
                                                                                                      Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended            Year ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $           524,396      $         1,016,876
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                            11,933,405               18,543,240
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                 11,647,567               12,359,297

                                                                                       ------------------       ------------------
     Net increase (decrease) in net assets resulting from operations                          24,105,368               31,919,413
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                 (455,252)
     Net realized gains                                                                             ----               (9,083,861)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----               (9,539,113)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                21,659,300               61,596,707
     Net asset value of shares issued through dividend reinvestment                                 ----                9,539,113
     Cost of shares repurchased                                                               (1,339,927)              (2,678,812)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                    20,319,373               68,457,008
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                       44,424,741               90,837,308
Net Assets:
     Beginning of period                                                                     197,768,183              106,930,875
                                                                                       ------------------       ------------------

     End of period                                                                   $       242,192,924      $       197,768,183
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $         1,108,041      $           583,645
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                              12,301,851                7,656,774
                                                                                       ------------------       ------------------

Shares sold                                                                                    1,305,654                4,185,304
Shares issued through dividend reinvestment                                                         ----                  641,497
Shares repurchased                                                                               (79,652)                (181,724)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                  1,226,002                4,645,077
                                                                                       ------------------       ------------------

Ending shares                                                                                 13,527,853               12,301,851
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Large Cap Stock
                                                                                                      Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended            Year ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $           862,184      $           479,549
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                            10,621,106                6,665,787
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                 10,679,964               11,617,524

                                                                                       ------------------       ------------------
     Net increase (decrease) in net assets resulting from operations                          22,163,254               18,762,860
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                 (163,389)
     Net realized gains                                                                             ----                 (537,969)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                 (701,358)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                               134,650,212               54,597,695
     Net asset value of shares issued through dividend reinvestment                                 ----                  701,358
     Cost of shares repurchased                                                              (19,565,970)              (1,855,401)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                   115,084,242               53,443,652
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                      137,247,496               71,505,154
Net Assets:
     Beginning of period                                                                     103,761,243               32,256,089
                                                                                       ------------------       ------------------

     End of period                                                                   $       241,008,739      $       103,761,243
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $         1,178,359      $           316,175
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               5,727,886                2,329,781
                                                                                       ------------------       ------------------

Shares sold                                                                                    7,137,833                3,472,771
Shares issued through dividend reinvestment                                                         ----                   42,928
Shares repurchased                                                                            (1,069,277)                (117,594)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                  6,068,556                3,398,105
                                                                                       ------------------       ------------------

Ending shares                                                                                 11,796,442                5,727,886
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 International Equity
                                                                                                      Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended            Year ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $           641,007      $           874,030
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                             3,946,055                2,053,712
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                  1,472,480                7,821,050

                                                                                       ------------------       ------------------
     Net increase (decrease) in net assets resulting from operations                           6,059,542               10,748,792
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----               (1,590,564)
     Net realized gains                                                                             ----                  (20,171)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----               (1,610,735)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 6,608,752               30,533,316
     Net asset value of shares issued through dividend reinvestment                                 ----                1,610,735
     Cost of shares repurchased                                                               (4,020,589)              (5,575,851)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                     2,588,163               26,568,200
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                        8,647,705               35,706,257
Net Assets:
     Beginning of period                                                                     104,475,296               68,769,039
                                                                                       ------------------       ------------------

     End of period                                                                   $       113,123,001      $       104,475,296
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $           810,477      $           169,470
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               8,125,765                5,994,704
                                                                                       ------------------       ------------------

Shares sold                                                                                      505,586                2,462,998
Shares issued through dividend reinvestment                                                         ----                  125,855
Shares repurchased                                                                              (307,703)                (457,792)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                    197,883                2,131,061
                                                                                       ------------------       ------------------

Ending shares                                                                                  8,323,648                8,125,765
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Bond Debenture
                                                                                                      Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended            Year ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $         5,400,979      $         5,679,014
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               265,898                1,031,304
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                 (4,375,867)              (1,585,315)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                           1,291,010                5,125,003
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----               (2,455,079)
     Net realized gains                                                                             ----                 (954,738)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----               (3,409,817)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                45,427,951               69,629,076
     Net asset value of shares issued through dividend reinvestment                                 ----                3,409,817
     Cost of shares repurchased                                                               (3,519,587)             (10,163,753)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                    41,908,364               62,875,140
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                       43,199,374               64,590,326
Net Assets:
     Beginning of period                                                                     120,002,505               55,412,179
                                                                                       ------------------       ------------------

     End of period                                                                   $       163,201,879      $       120,002,505
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $         8,625,341      $         3,224,362
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               9,692,597                4,574,812
                                                                                       ------------------       ------------------

Shares sold                                                                                    3,641,483                5,684,070
Shares issued through dividend reinvestment                                                         ----                  277,516
Shares repurchased                                                                              (281,807)                (843,801)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                  3,359,676                5,117,785
                                                                                       ------------------       ------------------

Ending shares                                                                                 13,052,273                9,692,597
                                                                                       ==================       ==================

*    Fund commenced operations on January 8, 1999.
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Mid-Cap Value
                                                                                                     Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended           Period ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $            57,465      $            40,234
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               636,089                 (225,973)
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                  2,144,851                  337,809
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                           2,838,405                  152,070
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                  (14,075)
     Net realized gains                                                                             ----                    -----
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                  (14,075)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 6,286,492               16,144,764
     Net asset value of shares issued through dividend reinvestment                                 ----                   14,075
     Cost of shares repurchased                                                                 (284,092)                (205,183)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                     6,002,400               15,953,656
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                        8,840,805               16,091,651
Net Assets:
     Beginning of period                                                                      18,320,559                2,228,908
                                                                                       ------------------       ------------------

     End of period                                                                   $        27,161,364      $        18,320,559
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $            91,028      $            33,563
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               1,731,193                  212,659
                                                                                       ------------------       ------------------

Shares sold                                                                                      597,243                1,537,405
Shares issued through dividend reinvestment                                                         ----                    1,252
Shares repurchased                                                                               (27,067)                 (20,123)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                    570,176                1,518,534
                                                                                       ------------------       ------------------

Ending shares                                                                                  2,301,369                1,731,193
                                                                                       ==================       ==================

*    Fund commenced operations on January 8, 1999.
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Large Cap Research
                                                                                                       Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended           Period ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $            49,825      $            58,972
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               316,971                 (130,449)
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                  2,171,750                1,462,116
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                           2,538,546                1,390,639
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                  (15,994)
     Net realized gains                                                                             ----                    -----
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                  (15,994)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 9,067,856               11,287,023
     Net asset value of shares issued through dividend reinvestment                                 ----                   15,994
     Cost of shares repurchased                                                                  (57,386)                (164,781)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                     9,010,470               11,138,236
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                       11,549,016               12,512,881
Net Assets:
     Beginning of period                                                                      13,865,891                1,353,010
                                                                                       ------------------       ------------------

     End of period                                                                   $        25,414,907      $        13,865,891
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $            92,996      $            43,171
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               1,158,927                  136,592
                                                                                       ------------------       ------------------

Shares sold                                                                                      718,356                1,036,127
Shares issued through dividend reinvestment                                                         ----                    1,409
Shares repurchased                                                                                (4,523)                 (15,201)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                    713,833                1,022,335
                                                                                       ------------------       ------------------

Ending shares                                                                                  1,872,760                1,158,927
                                                                                       ==================       ==================

*    Fund commenced operations on January 8, 1999.
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Developing Growth
                                                                                                       Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended           Period ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $           (68,824)     $           (35,670)
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                             2,303,925                 (395,538)
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                    734,938                1,389,339
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                           2,970,039                  958,131
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                    -----
     Net realized gains                                                                             ----                   (4,573)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                   (4,573)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 5,361,945               13,397,485
     Net asset value of shares issued through dividend reinvestment                                 ----                    4,573
     Cost of shares repurchased                                                                 (393,177)                (199,301)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                     4,968,768               13,202,757
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                        7,938,807               14,156,315
Net Assets:
     Beginning of period                                                                      15,890,465                1,734,150
                                                                                       ------------------       ------------------

     End of period                                                                   $        23,829,272      $        15,890,465
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $           (68,824)     $             -----
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                               1,413,656                  164,390
                                                                                       ------------------       ------------------

Shares sold                                                                                      450,229                1,268,600
Shares issued through dividend reinvestment                                                         ----                      408
Shares repurchased                                                                               (32,637)                 (19,742)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                    417,592                1,249,266
                                                                                       ------------------       ------------------

Ending shares                                                                                  1,831,248                1,413,656
                                                                                       ==================       ==================

*    Fund commenced operations on January 8, 1999.
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Lord Abbett
                                                                                                 Growth & Income
                                                                                                    Portfolio*

                                                                                                -------------------
                                                                                                 Six months ended
                                                                                                  June 30, 1999
                                                                                                   (Unaudited)
                                                                                                -------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                             $          4,979,358
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                                      (8,836,117)
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                           81,434,273
                                                                                                -------------------

     Net increase (decrease) in net assets resulting from operations                                    77,577,514
                                                                                                -------------------

Distributions to Shareholders from:
     Net investment income                                                                                    ----
     Net realized gains                                                                                       ----
                                                                                                -------------------

     Total distributions                                                                                      ----
                                                                                                -------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                         818,438,689
     Net asset value of shares issued through dividend reinvestment                                           ----
     Cost of shares repurchased                                                                        (13,740,809)
                                                                                                -------------------

     Net increase (decrease) in net assets from capital share transactions                             804,697,880
                                                                                                -------------------

Total increase (decrease) in net assets                                                                882,275,394
Net Assets:
     Beginning of period                                                                                      ----
                                                                                                -------------------

     End of period                                                                            $        882,275,394
                                                                                                ===================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                                   $          4,979,358
                                                                                                ===================

Capital Share Transactions:
Beginning shares                                                                                              ----
                                                                                                -------------------

Shares sold                                                                                             37,875,935
Shares issued through dividend reinvestment                                                                   ----
Shares repurchased                                                                                        (620,921)
                                                                                                -------------------

Net increase (decrease) in shares outstanding                                                           37,255,014
                                                                                                -------------------

Ending shares                                                                                           37,255,014
                                                                                                ===================

*    Fund commenced operations on January 8, 1999.
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      Balanced
                                                                                                      Portfolio

                                                                                       ----------------------------------------
                                                                                       Six months ended        Period ended
                                                                                         June 30, 1999         December 31,
                                                                                          (Unaudited)              1998
                                                                                       ----------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $            80,424  $             69,008
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                                 6,130                73,015
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                    389,576               257,913
                                                                                       ------------------   -------------------

     Net increase (decrease) in net assets resulting from operations                             476,130               399,936
                                                                                       ------------------   -------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----               (68,643)
     Net realized gains                                                                             ----               (56,389)
                                                                                       ------------------   -------------------

     Total distributions                                                                            ----              (125,032)
                                                                                       ------------------   -------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 3,063,039             2,741,532
     Net asset value of shares issued through dividend reinvestment                                 ----               125,032
     Cost of shares repurchased                                                                  (26,119)              (29,760)
                                                                                       ------------------   -------------------

     Net increase (decrease) in net assets from capital share transactions                     3,036,920             2,836,804
                                                                                       ------------------   -------------------

Total increase (decrease) in net assets                                                        3,513,050             3,111,708
Net Assets:
     Beginning of period                                                                       4,572,758             1,461,050
                                                                                       ------------------   -------------------

     End of period                                                                   $         8,085,808  $          4,572,758
                                                                                       ==================   ===================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $            80,789  $                365
                                                                                       ==================   ===================

Capital Share Transactions:
Beginning shares                                                                                 401,205               140,640
                                                                                       ------------------   -------------------

Shares sold                                                                                      262,094               252,322
Shares issued through dividend reinvestment                                                         ----                11,070
Shares repurchased                                                                                (2,280)               (2,827)
                                                                                       ------------------   -------------------

Net increase (decrease) in shares outstanding                                                    259,814               260,565
                                                                                       ------------------   -------------------

Ending shares                                                                                    661,019               401,205
                                                                                       ==================   ===================

*    Fund commenced operations on January 8, 1999.
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Small Cap Equity
                                                                                                      Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended           Period ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $            (4,018)     $            (3,376)
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               (28,915)                 (52,446)
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                    207,757                  102,233
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                             174,824                   46,411
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                    -----
     Net realized gains                                                                             ----                  (35,585)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                  (35,585)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                   403,165                1,043,728
     Net asset value of shares issued through dividend reinvestment                                 ----                   35,585
     Cost of shares repurchased                                                                  (87,364)                 (38,773)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                       315,801                1,040,540
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                          490,625                1,051,366
Net Assets:
     Beginning of period                                                                       2,372,311                1,320,945
                                                                                       ------------------       ------------------

     End of period                                                                   $         2,862,936      $         2,372,311
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $            (4,018)     $            ------
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                                 233,159                  126,779
                                                                                       ------------------       ------------------

Shares sold                                                                                       40,543                  107,029
Shares issued through dividend reinvestment                                                         ----                    3,359
Shares repurchased                                                                                (8,851)                  (4,008)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                     31,692                  106,380
                                                                                       ------------------       ------------------

Ending shares                                                                                    264,851                  233,159
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Equity Income
                                                                                                      Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended           Period ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $            51,305      $            54,047
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               177,050                  192,938
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                    405,159                   25,037
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                             633,514                  272,022
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                  (54,210)
     Net realized gains                                                                             ----                 (109,174)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                 (163,384)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 1,616,033                2,814,364
     Net asset value of shares issued through dividend reinvestment                                 ----                  163,384
     Cost of shares repurchased                                                                  (66,485)                 (74,560)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                     1,549,548                2,903,188
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                        2,183,062                3,011,826
Net Assets:
     Beginning of period                                                                       4,695,137                1,683,311
                                                                                       ------------------       ------------------

     End of period                                                                   $         6,878,199      $         4,695,137
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $            51,305      $            ------
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                                 403,852                  152,372
                                                                                       ------------------       ------------------

Shares sold                                                                                      133,647                  244,072
Shares issued through dividend reinvestment                                                         ----                   14,080
Shares repurchased                                                                                (5,523)                  (6,672)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                    128,124                  251,480
                                                                                       ------------------       ------------------

Ending shares                                                                                    531,976                  403,852
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Growth & Income Equity
                                                                                                     Portfolio

                                                                                       -------------------------------------------
                                                                                       Six months ended           Period ended
                                                                                         June 30, 1999            December 31,
                                                                                          (Unaudited)                 1998
                                                                                       -------------------------------------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income (loss)                                                    $            32,913      $            34,637
     Net realized gain (loss) on investments, futures contracts,
         and foreign currency related transactions                                               (75,873)                 299,371
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts and foreign currency
         related transactions                                                                  1,628,072                  571,684
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets resulting from operations                           1,585,112                  905,692
                                                                                       ------------------       ------------------

Distributions to Shareholders from:
     Net investment income                                                                          ----                  (35,035)
     Net realized gains                                                                             ----                 (185,828)
                                                                                       ------------------       ------------------

     Total distributions                                                                            ----                 (220,863)
                                                                                       ------------------       ------------------

Capital Share Transactions (Note 3):
     Proceeds from shares sold                                                                 3,806,212                5,979,912
     Net asset value of shares issued through dividend reinvestment                                 ----                  220,863
     Cost of shares repurchased                                                                  (98,466)                (210,468)
                                                                                       ------------------       ------------------

     Net increase (decrease) in net assets from capital share transactions                     3,707,746                5,990,307
                                                                                       ------------------       ------------------

Total increase (decrease) in net assets                                                        5,292,858                6,675,136
Net Assets:
     Beginning of period                                                                       9,066,495                2,391,359
                                                                                       ------------------       ------------------

     End of period                                                                   $        14,359,353      $         9,066,495
                                                                                       ==================       ==================
     Net Assets at end of period includes undistributed
         (distributions in excess of) net investment income                          $            32,913      $            ------
                                                                                       ==================       ==================

Capital Share Transactions:
Beginning shares                                                                                 755,861                  223,292
                                                                                       ------------------       ------------------

Shares sold                                                                                      303,326                  532,806
Shares issued through dividend reinvestment                                                         ----                   18,488
Shares repurchased                                                                                (7,991)                 (18,725)
                                                                                       ------------------       ------------------

Net increase (decrease) in shares outstanding                                                    295,335                  532,569
                                                                                       ------------------       ------------------

Ending shares                                                                                  1,051,196                  755,861
                                                                                       ==================       ==================
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                    Small Cap Stock
                                                                                      Portfolio
                                                            ---------------------------------------------------------------
                                                                                                             For the period
                                                                                                             from May 1, 1996
                                                            Six months ended  Year ended    Year ended       (date of initial
                                                            June 30, 1999    December 31,   December 31,     public offering) to
                                                            (Unaudited)          1998          1997          December 31, 1996
                                                            ---------------------------------------------------------------

Net Asset Value, beginning of period                      $       11.982   $       13.105 $      10.922    $        10.512
                                                            -------------    -------------  ------------     --------------

       Income from investment operations
         Net investment income                                     0.016            0.051         0.057              0.057
         Net realized and unrealized gains                         0.707           (0.722)        2.217              0.843

                                                            -------------    -------------  ------------     --------------
       Total from investment operations                            0.723           (0.671)        2.274              0.900
                                                            -------------    -------------  ------------     --------------

       Distributions
         Dividends from net investment income                       ----           (0.017)       (0.055)            (0.055)
         Distributions from net realized gains                      ----           (0.435)       (0.036)            (0.435)
         Distributions in excess of net investment income           ----             ----          ----               ----
         Return of capital distributions                            ----             ----          ----               ----

                                                            -------------    -------------  ------------     --------------
       Total distributions                                          ----           (0.452)       (0.091)            (0.490)

                                                            -------------    -------------  ------------     --------------
Net Asset Value, end of period                            $       12.705   $       11.982 $      13.105    $        10.922
                                                            -------------    -------------  ------------     --------------

Total Return                                                       6.01% *         (5.40%)       20.89%              8.65% *
                                                            -------------    -------------  ------------     --------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)               $         81.3   $         78.2 $        59.8    $          14.7

    Ratios to Average Net Assets (1):
       Operating Expenses                                          1.03% **         0.95%         0.95%              0.95% **
       Interest Expense                                             ----             ----          ----               ----
       Net investment income                                       0.27% **         0.45%         0.56%              0.87% **

    Portfolio turnover rate                                        69.3% *          62.4%         79.1%             102.4% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:             1.12% **         1.12%         1.39%              2.68% **

    Ratio of Net Investment Income to Average Net Assets:          0.18% **         0.28%         0.12%             (0.86%)**

*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                        Quality Bond
                                                                                         Portfolio
                                                             ----------------------------------------------------------------
                                                                                                              For the period
                                                                                                              from May 1, 1996
                                                             Six months ended   Year ended     Year ended     (date of initial
                                                             June 30, 1999     December 31,   December 31,    public offering) to
                                                             (Unaudited)           1998           1997        December 31, 1996
                                                             ----------------------------------------------------------------
Net Asset Value, beginning of period                       $       11.020    $       10.405 $       10.082  $          9.897
                                                             -------------     -------------  -------------   ---------------

       Income from investment operations
         Net investment income                                      0.142             0.490          0.446             0.459
         Net realized and unrealized gains                         (0.375)            0.365          0.452             0.102

                                                             -------------     -------------  -------------   ---------------
       Total from investment operations                            (0.233)            0.855          0.898             0.561
                                                             -------------     -------------  -------------   ---------------

       Distributions
         Dividends from net investment income                        ----            (0.240)        (0.531)           (0.376)
         Distributions from net realized gains                       ----              ----         (0.044)             ----
         Distributions in excess of net investment income            ----              ----           ----              ----
         Return of capital distributions                             ----              ----           ----              ----

                                                             -------------     -------------  -------------   ---------------
       Total distributions                                           ----            (0.240)        (0.575)           (0.376)

                                                             -------------     -------------  -------------   ---------------
Net Asset Value, end of period                             $       10.787    $       11.020 $       10.405  $         10.082
                                                             -------------     -------------  -------------   ---------------

Total Return                                                       (2.09%)*           8.37%          9.06%             5.68% *
                                                             -------------     -------------  -------------   ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                $         95.8    $         45.8 $         18.6  $            5.8

    Ratios to Average Net Assets (1):
       Operating Expenses                                           0.64% **          0.65%          0.65%             0.65% **
       Interest Expense                                              ----              ----           ----              ----
       Net investment income                                        5.45% **          5.59%          5.92%             5.94% **

    Portfolio turnover rate                                        222.4% *          255.4%         163.7%            181.3% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:              0.71% **          0.86%          1.08%             1.52% **

    Ratio of Net Investment Income to Average Net Assets:           5.38% **          5.38%          5.49%             5.07% **

*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                          Select Equity
                                                                                            Portfolio
                                                             ----------------------------------------------------------------------
                                                                                                                 For the period
                                                                                                                 from May 1, 1996
                                                             Six months ended      Year ended       Year ended   (date of initial
                                                             June 30, 1999        December 31,     December 31,  public offering) to
                                                              (Unaudited)             1998             1997      December 31, 1996
                                                             -------------------------------------------------------------------
Net Asset Value, beginning of period                       $      16.076    $         13.966  $        10.742  $         10.084
                                                             ------------     ---------------   --------------   ---------------

       Income from investment operations
         Net investment income                                     0.034               0.091            0.078             0.081
         Net realized and unrealized gains                         1.793               2.983            3.294             0.771

                                                             ------------     ---------------   --------------   ---------------
       Total from investment operations                            1.827               3.074            3.372             0.852
                                                             ------------     ---------------   --------------   ---------------

       Distributions
         Dividends from net investment income                       ----              (0.046)          (0.077)           (0.081)
         Distributions from net realized gains                      ----              (0.918)          (0.071)           (0.113)
         Distributions in excess of net investment income           ----                ----             ----            (0.000)+
         Return of capital distributions                            ----                ----             ----              ----

                                                             ------------     ---------------   --------------   ---------------
       Total distributions                                          ----              (0.964)          (0.148)           (0.194)

                                                             ------------     ---------------   --------------   ---------------
Net Asset Value, end of period                             $      17.903    $         16.076  $        13.966  $         10.742
                                                             ------------     ---------------   --------------   ---------------

Total Return                                                      11.32% *            22.56%           31.55%             8.52% *
                                                             ------------     ---------------   --------------   ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                $       242.2    $          197.8  $         106.9  $           23.8

    Ratios to Average Net Assets (1):
       Operating Expenses                                          0.79% **            0.78%            0.83%             0.85% **
       Interest Expense                                             ----                ----             ----              ----
       Net investment income                                       0.49% **            0.68%            0.81%             1.35% **

    Portfolio turnover rate                                        61.4% *            182.9%           134.8%            123.9% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:             0.79% **            0.86%            1.00%             1.70% **

    Ratio of Net Investment Income to Average Net Assets:          0.49% **            0.60%            0.64%             0.50% **

+   Amount is less than $.0005
*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                       Large Cap Stock
                                                                                          Portfolio
                                                               ----------------------------------------------------------------
                                                                                                                For the period
                                                                                                                from May 1, 1996
                                                               Six months ended   Year ended      Year ended    (date of initial
                                                               June 30, 1999     December 31,    December 31,   public offering) to
                                                               (Unaudited)           1998            1997       December 31, 1996
                                                               ----------------------------------------------------------------

Net Asset Value, beginning of period                         $       18.115    $       13.845 $        11.112 $         10.003
                                                               -------------     -------------   -------------  ---------------

       Income from investment operations
         Net investment income                                        0.045             0.098           0.113            0.124
         Net realized and unrealized gains                            2.271             4.357           3.560            1.304

                                                               -------------     -------------   -------------  ---------------
       Total from investment operations                               2.316             4.455           3.673            1.428
                                                               -------------     -------------   -------------  ---------------

       Distributions
         Dividends from net investment income                          ----            (0.043)         (0.118)          (0.122)
         Distributions from net realized gains                         ----            (0.142)         (0.822)          (0.197)
         Distributions in excess of net investment income              ----              ----            ----             ----
         Return of capital distributions                               ----              ----            ----             ----

                                                               -------------     -------------   -------------  ---------------
       Total distributions                                             ----            (0.185)         (0.940)          (0.319)

                                                               -------------     -------------   -------------  ---------------
Net Asset Value, end of period                               $       20.431    $       18.115 $        13.845 $         11.112
                                                               -------------     -------------   -------------  ---------------

Total Return                                                         12.75% *          32.31%          33.25%           14.35% *
                                                               -------------     -------------   -------------  ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $        241.0    $        103.8 $          32.3 $           16.8

    Ratios to Average Net Assets (1):
       Operating Expenses                                             0.75% **          0.75%           0.75%            0.75% **
       Interest Expense                                                ----              ----            ----             ----
       Net investment income                                          0.82% **          0.77%           0.99%            1.56% **

    Portfolio turnover rate                                           33.7% *           62.4%           59.5%            35.5% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                0.78% **          0.94%           1.08%            1.23% **

    Ratio of Net Investment Income to Average Net Assets:             0.79% **          0.58%           0.66%            1.08% **

+   Amount is less than $.0005
*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                     International Equity
                                                                                          Portfolio
                                                               -------------------------------------------------------------------
                                                                                                                   For the period
                                                                                                                   from May 1, 1996
                                                               Six months ended   Year ended        Year ended     (date of initial
                                                               June 30, 1999     December 31,      December 31,  public offering) to
                                                               (Unaudited)           1998              1997        December 31, 1996
                                                               -------------------------------------------------------------------

Net Asset Value, beginning of period                        $       12.857    $        11.472    $     10.959 $          10.215
                                                               ------------      -------------     -----------   ---------------

       Income from investment operations
         Net investment income                                       0.077              0.117           0.122             0.096
         Net realized and unrealized gains                           0.657              1.491           0.539             0.755

                                                               ------------      -------------     -----------   ---------------
       Total from investment operations                              0.734              1.608           0.661             0.851
                                                               ------------      -------------     -----------   ---------------

       Distributions
         Dividends from net investment income                         ----             (0.220)         (0.137)           (0.086)
         Distributions from net realized gains                        ----             (0.003)         (0.011)           (0.021)
         Distributions in excess of net investment income             ----               ----            ----              ----
         Return of capital distributions                              ----               ----            ----              ----

                                                               ------------      -------------     -----------   ---------------
       Total distributions                                            ----             (0.223)         (0.148)           (0.107)

                                                               ------------      -------------     -----------   ---------------
Net Asset Value, end of period                              $       13.591    $        12.857    $     11.472 $          10.959
                                                               ------------      -------------     -----------   ---------------

Total Return                                                         5.68% *           14.07%           5.96%             8.44% *
                                                               ------------      -------------     -----------   ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                 $        113.1    $         104.5    $       68.8 $            15.6

    Ratios to Average Net Assets (1):
       Operating Expenses                                            0.99% **           0.91%           0.95%             0.95% **
       Interest Expense                                               ----               ---- ***        ----              ----
       Net investment income                                         1.19% **           0.97%           1.35%             1.43% **

    Portfolio turnover rate                                          42.6% *            74.0%           74.1%             48.2% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               1.09% **           1.09%           1.53%             3.80% **

    Ratio of Net Investment Income to Average Net Assets:            1.09% **           0.79%           0.77%            (1.42%)**

*   Non-annualized
**  Annualized
*** Amount is less than 0.00%
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                            Bond Debenture
                                                                                              Portfolio
                                                               --------------------------------------------------------------------
                                                                                                                 For the period
                                                                                                                 from May 1, 1996
                                                               Six months ended   Year ended      Year ended     (date of initial
                                                               June 30, 1999     December 31,     December 31,   public offering) to
                                                               (Unaudited)           1998            1997        December 31, 1996
                                                               -----------------------------------------------------------------

Net Asset Value, beginning of period                         $    12.381    $       12.112     $    10.970 $          10.098
                                                               ----------     -------------       ---------   ---------------

       Income from investment operations
         Net investment income                                     0.328             0.682           0.544             0.345
         Net realized and unrealized gains                        (0.205)            0.072           1.147             0.949

                                                               ----------     -------------       ---------   ---------------
       Total from investment operations                            0.123             0.754           1.691             1.294
                                                               ----------     -------------       ---------   ---------------

       Distributions
         Dividends from net investment income                       ----            (0.349)         (0.549)           (0.342)
         Distributions from net realized gains                      ----            (0.136)           ----            (0.080)
         Distributions in excess of net investment income           ----              ----            ----              ----
         Return of capital distributions                            ----              ----            ----              ----

                                                               ----------     -------------       ---------   ---------------
       Total distributions                                          ----            (0.485)         (0.549)           (0.422)

                                                               ----------     -------------       ---------   ---------------
Net Asset Value, end of period                               $    12.504    $       12.381     $    12.112 $          10.970
                                                               ----------     -------------       ---------   ---------------

Total Return                                                       0.97% *           6.26%          15.63%            12.89% *
                                                               ----------     -------------       ---------   ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $     163.2    $        120.0     $      55.4 $             7.7

    Ratios to Average Net Assets (1):
       Operating Expenses                                          0.85% **          0.85%           0.85%             0.85% **
       Interest Expense                                             ----              ---- ***        ----              ----
       Net investment income                                       6.95% **          6.58%           6.68%             7.26% **

    Portfolio turnover rate                                        27.8% *           84.7%          100.3%             58.1% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:             0.88% **          0.93%           1.07%             2.05% **

    Ratio of Net Investment Income to Average Net Assets:          6.92% **          6.50%           6.46%             6.06% **

*   Non-annualized
**  Annualized
*** Amount is less than 0.00%
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                  Mid-Cap Value
                                                                                   Portfolio
                                                               ---------------------------------------------------
                                                                                                  For the period
                                                                                                  from August 20, 1997
                                                               Six months ended    Year ended      (commencement
                                                               June 30, 1999      December 31,    of operations) to
                                                               (Unaudited)            1998        December 31, 1997
                                                               ---------------------------------------------------
Net Asset Value, beginning of period                         $       10.583     $       10.481  $          10.000
                                                               -------------      -------------   ----------------

       Income from investment operations
         Net investment income                                        0.020              0.032              0.010
         Net realized and unrealized gains                            1.199              0.087              0.481

                                                               -------------      -------------   ----------------
       Total from investment operations                               1.219              0.119              0.491
                                                               -------------      -------------   ----------------

       Distributions
         Dividends from net investment income                          ----             (0.017)            (0.010)
         Distributions from net realized gains                         ----               ----               ----
         Distributions in excess of net investment income              ----               ----               ----
         Return of capital distributions                               ----               ----               ----

                                                               -------------      -------------   ----------------
       Total distributions                                             ----             (0.017)            (0.010)

                                                               -------------      -------------   ----------------
Net Asset Value, end of period                               $       11.802     $       10.583  $          10.481
                                                               -------------      -------------   ----------------

Total Return                                                         11.53% *            1.11%              4.90% *
                                                               -------------      -------------   ----------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $         27.2     $         18.3  $             2.2

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.18% **           1.10%              1.10% **
       Interest Expense                                                ----               ----               ----
       Net investment income                                          0.53% **           0.44%              0.97% **

    Portfolio turnover rate                                           20.9% *            41.0%               1.5% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                1.51% **           1.68%              8.41% **

    Ratio of Net Investment Income to Average Net Assets:             0.20% **          (0.14%)            (6.34%)**

*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                  Large Cap Research
                                                                                      Portfolio
                                                               --------------------------------------------------
                                                                                                  For the period
                                                                                                  from August 20, 1997
                                                               Six months ended    Year ended     (commencement
                                                               June 30, 1999      December 31,    of operations) to
                                                               (Unaudited)            1998        December 31, 1997
                                                               --------------------------------------------------
Net Asset Value, beginning of period                         $       11.964     $        9.905  $         10.000
                                                               -------------      -------------   ---------------

       Income from investment operations
         Net investment income                                        0.012              0.069             0.017
         Net realized and unrealized gains                            1.595              2.023            (0.096)

                                                               -------------      -------------   ---------------
       Total from investment operations                               1.607              2.092            (0.079)
                                                               -------------      -------------   ---------------

       Distributions
         Dividends from net investment income                          ----             (0.033)           (0.016)
         Distributions from net realized gains                         ----               ----              ----
         Distributions in excess of net investment income              ----               ----              ----
         Return of capital distributions                               ----               ----              ----

                                                               -------------      -------------   ---------------
       Total distributions                                             ----             (0.033)           (0.016)

                                                               -------------      -------------   ---------------
Net Asset Value, end of period                               $       13.571     $       11.964  $          9.905
                                                               -------------      -------------   ---------------

Total Return                                                         13.46% *           21.04%            (0.74%)*
                                                               -------------      -------------   ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $         25.4     $         13.9  $            1.4

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.18% **           1.10%             1.10% **
       Interest Expense                                                ----               ----              ----
       Net investment income                                          0.52% **           0.97%             1.53% **

    Portfolio turnover rate                                           22.0% *           103.0%              1.3% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                1.47% **           1.95%            10.04% **

    Ratio of Net Investment Income to Average Net Assets:             0.23% **           0.12%            (7.41%)**

*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                    Developing Growth
                                                                                       Portfolio
                                                               ----------------------------------------------------
                                                                                                   For the period
                                                                                                  from August 20, 1997
                                                               Six months ended     Year ended      (commencement
                                                               June 30, 1999        December 31,   of operations) to
                                                               (Unaudited)             1998        December 31, 1997
                                                               ----------------------------------------------------
Net Asset Value, beginning of period                         $       11.241       $      10.549  $          10.000
                                                               -------------        ------------   ----------------

       Income from investment operations
         Net investment income                                       (0.038)             (0.025)             0.002
         Net realized and unrealized gains                            1.810               0.723              0.549

                                                               -------------        ------------   ----------------
       Total from investment operations                               1.772               0.698              0.551
                                                               -------------        ------------   ----------------

       Distributions
         Dividends from net investment income                          ----                ----             (0.002)
         Distributions from net realized gains                         ----              (0.006)              ----
         Distributions in excess of net investment income              ----                ----               ----
         Return of capital distributions                               ----                ----               ----

                                                               -------------        ------------   ----------------
       Total distributions                                             ----              (0.006)            (0.002)

                                                               -------------        ------------   ----------------
Net Asset Value, end of period                               $       13.013       $      11.241  $          10.549
                                                               -------------        ------------   ----------------

Total Return                                                         15.75% *             6.60%              5.52% *
                                                               -------------        ------------   ----------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $         23.8       $        15.9  $             1.7

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.08% **            1.00%              1.00% **
       Interest Expense                                                ----                ----               ----
       Net investment income                                         (0.72%)**           (0.47%)             0.18% **

    Portfolio turnover rate                                           26.7% *             18.7%               9.1% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                1.37% **            1.70%              9.00% **

    Ratio of Net Investment Income to Average Net Assets:            (1.01%)**           (1.17%)            (7.82%)**

*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                    Lord Abbett Growth & Income
                                                                            Portfolio
                                                                       For the period from
                                                                         January 8, 1999
                                                                        (commencement of
                                                                   operations) to June 30, 1999
                                                                           (Unaudited)
                                                                 ---------------------------------
Net Asset Value, beginning of period                                     $       21.603
                                                                           -------------

       Income from investment operations
         Net investment income                                                    0.134
         Net realized and unrealized gains                                        1.945

                                                                           -------------
       Total from investment operations                                           2.079
                                                                           -------------

       Distributions
         Dividends from net investment income                                      ----
         Distributions from net realized gains                                     ----
         Distributions in excess of net investment income                          ----
         Return of capital distributions                                           ----

                                                                           -------------
       Total distributions                                                         ----

                                                                           -------------
Net Asset Value, end of period                                           $       23.682
                                                                           -------------

Total Return                                                                      9.58% ***
                                                                           -------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                              $        882.3

    Ratios to Average Net Assets (1):
       Operating Expenses                                                         0.71% **
       Interest Expense                                                            ----
       Net investment income                                                      1.29% **

    Portfolio turnover rate                                                       34.4% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                            0.71% **

    Ratio of Net Investment Income to Average Net Assets:                         1.29% **

*   Non-annualized
**  Annualized
*** Inception to date
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                   Balanced
                                                                                   Portfolio
                                                               ---------------------------------------------------
                                                                                                    For the period
                                                                                                    from July 1, 1997
                                                               Six months ended    Year ended       (commencement
                                                               June 30, 1999      December 31,      of operations) to
                                                               (Unaudited)            1998          December 31, 1997
                                                               ---------------------------------------------------
Net Asset Value, beginning of period                         $       11.398     $       10.389   $         10.000
                                                               -------------      -------------     --------------

       Income from investment operations
         Net investment income                                        0.121              0.223              0.123
         Net realized and unrealized gains                            0.713              1.152              0.477

                                                               -------------      -------------     --------------
       Total from investment operations                               0.834              1.375              0.600
                                                               -------------      -------------     --------------

       Distributions
         Dividends from net investment income                          ----             (0.222)            (0.124)
         Distributions from net realized gains                         ----             (0.144)            (0.087)
         Distributions in excess of net investment income              ----               ----               ----
         Return of capital distributions                               ----               ----               ----

                                                               -------------      -------------     --------------
       Total distributions                                             ----             (0.366)            (0.211)

                                                               -------------      -------------     --------------
Net Asset Value, end of period                               $       12.232     $       11.398   $         10.389
                                                               -------------      -------------     --------------

Total Return                                                          7.28% *           13.31%              6.01% *
                                                               -------------      -------------     --------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $          8.1     $          4.6   $            1.5

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.10% **           1.10%              1.10% **
       Interest Expense                                                ----               ----               ----
       Net investment income                                          2.70% **           2.54%              2.74% **

    Portfolio turnover rate                                           14.6% *            36.0%              13.6% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                2.36% **           3.08%              3.81% **

    Ratio of Net Investment Income to Average Net Assets:             1.44% **           0.56%              0.03% **

*   Non-annualized
**  Annualized
*** Inception to date
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                Small Cap Equity
                                                                                   Portfolio
                                                               ----------------------------------------------------
                                                                                                    For the period
                                                                                                    from July 1, 1997
                                                               Six months ended   Year ended        (commencement
                                                               June 30, 1999      December 31,      of operations) to
                                                               (Unaudited)           1998           December 31, 1997
                                                               ----------------------------------------------------
Net Asset Value, beginning of period                         $       10.175    $       10.419    $          10.000
                                                               -------------      ------------      ---------------

       Income from investment operations
         Net investment income                                       (0.015)           (0.014)              (0.001)
         Net realized and unrealized gains                            0.650            (0.012)               0.485

                                                               -------------      ------------      ---------------
       Total from investment operations                               0.635            (0.026)               0.484
                                                               -------------      ------------      ---------------

       Distributions
         Dividends from net investment income                          ----              ----                 ----
         Distributions from net realized gains                         ----            (0.218)              (0.065)
         Distributions in excess of net investment income              ----              ----                 ----
         Return of capital distributions                               ----              ----                 ----

                                                               -------------      ------------      ---------------
       Total distributions                                             ----            (0.218)              (0.065)

                                                               -------------      ------------      ---------------
Net Asset Value, end of period                               $       10.810    $       10.175    $          10.419
                                                               -------------      ------------      ---------------

Total Return                                                          6.29% *          (0.39%)               4.86% *
                                                               -------------      ------------      ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $          2.9    $          2.4    $             1.3

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.10% **          1.10%                1.10% **
       Interest Expense                                                ----               ---                 ----
       Net investment income                                         (0.33%)**         (0.19%)              (0.02%)**

    Portfolio turnover rate                                           28.5% *           62.0%                36.2% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                4.29% **          4.19%                3.97% **

    Ratio of Net Investment Income to Average Net Assets:            (3.52%)**         (3.28%)              (2.89%)**

*   Non-annualized
**  Annualized
*** Inception to date
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                                  Equity Income
                                                                                   Portfolio
                                                               -----------------------------------------------------
                                                                                                     For the period
                                                                                                     from July 1, 1997
                                                               Six months ended    Year ended        (commencement
                                                               June 30, 1999      December 31,       of operations) to
                                                               (Unaudited)            1998           December 31, 1997
                                                               -----------------------------------------------------
Net Asset Value, beginning of period                         $       11.626     $       11.047     $         10.000
                                                               -------------      -------------      ---------------

       Income from investment operations
         Net investment income                                        0.096              0.167                0.074
         Net realized and unrealized gains                            1.208              0.862                1.192

                                                               -------------      -------------      ---------------
       Total from investment operations                               1.304              1.029                1.266
                                                               -------------      -------------      ---------------

       Distributions
         Dividends from net investment income                          ----             (0.167)              (0.074)
         Distributions from net realized gains                         ----             (0.283)              (0.145)
         Distributions in excess of net investment income              ----               ----                 ----
         Return of capital distributions                               ----               ----                 ----

                                                               -------------      -------------      ---------------
       Total distributions                                             ----             (0.450)              (0.219)

                                                               -------------      -------------      ---------------
Net Asset Value, end of period                               $       12.930     $       11.626     $         11.047
                                                               -------------      -------------      ---------------

Total Return                                                         11.18% *            9.35%               12.69% *
                                                               -------------      -------------      ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $          6.9     $          4.7     $            1.7

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.10% **           1.10%                1.10% **
       Interest Expense                                                ----               ----                 ----
       Net investment income                                          1.85% **           1.79%                1.65% **

    Portfolio turnover rate                                           36.4% *            79.4%                17.9% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                2.40% **           2.69%                3.58% **

    Ratio of Net Investment Income to Average Net Assets:             0.55% **           0.20%               (0.83%)**

*   Non-annualized
**  Annualized
                           See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

                                                                               Growth & Income Equity
                                                                                    Portfolio
                                                               -----------------------------------------------------
                                                                                                     For the period
                                                                                                     from July 1, 1997
                                                               Six months ended     Year ended       (commencement
                                                               June 30, 1999       December 31,      of operations) to
                                                               (Unaudited)             1998          December 31, 1997
                                                               -----------------------------------------------------
Net Asset Value, beginning of period                         $       11.995     $        10.710    $         10.000
                                                               -------------       -------------     ---------------

       Income from investment operations
         Net investment income                                        0.031               0.057               0.033
         Net realized and unrealized gains                            1.634               1.538               0.793

                                                               -------------       -------------     ---------------
       Total from investment operations                               1.665               1.595               0.826
                                                               -------------       -------------     ---------------

       Distributions
         Dividends from net investment income                          ----              (0.058)             (0.032)
         Distributions from net realized gains                         ----              (0.252)             (0.084)
         Distributions in excess of net investment income              ----                ----                ----
         Return of capital distributions                               ----                ----                ----

                                                               -------------       -------------     ---------------
       Total distributions                                             ----              (0.310)             (0.116)

                                                               -------------       -------------     ---------------
Net Asset Value, end of period                               $       13.660     $        11.995    $         10.710
                                                               -------------       -------------     ---------------

Total Return                                                         13.83% *            14.95%               8.26% *
                                                               -------------       -------------     ---------------

Ratios/Supplemental Data:
    Net Assets, end of period (In millions)                  $         14.4     $           9.1    $            2.4

    Ratios to Average Net Assets (1):
       Operating Expenses                                             1.10% **            1.10%               1.10% **
       Interest Expense                                                ----                ----                ----
       Net investment income                                          0.59% **            0.65%               0.87% **

    Portfolio turnover rate                                           21.7% *             57.5%               18.1% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                1.73% **            2.00%               3.51% **

    Ratio of Net Investment Income to Average Net Assets:            (0.04%)**           (0.25%)             (1.54%)**

*   Non-annualized
**  Annualized
                           See notes to financial statements

                                COVA SERIES TRUST
                          Notes to Financial Statements
                            June 30, 1999 (Unaudited)

1. Significant Accounting Policies

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers fourteen diversified portfolios (each, a Fund and collectively, the Funds) to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, and Lord Abbett Growth and Income Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders.

The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997. The Lord Abbett Growth and Income Portfolio commenced operations on January 8, 1999.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. Federal Income Taxes - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. Distribution of Income and Gains - The Funds annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

F. Derivatives - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

a. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. Forward Foreign Currency Contracts - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate, and changes in the contract value of forward foreign currency contracts.

H. Repurchase Agreements - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. Reverse Repurchase Agreements - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. Investment Advisory Agreement and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co. and Mississippi Valley Advisors Inc. ( the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds.

The Adviser supervises the Sub-advisers' performance of advisory services and will make recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:

Fund                                      Average Daily Net Assets                 % Per Annum
----------------------------------------- ---------------------------------------- --------------
Small Cap Stock                           All                                          .85%
Quality Bond                              First $75 Million                            .55%
                                          Over $75 Million                             .50%
Select Equity                             First $50 Million                            .75%
                                          Over $50 Million                             .65%
Large Cap Stock                           All                                          .65%
International Equity                      First $50 Million                            .85%
                                          Over $50 Million                             .75%
Lord Abbett Growth and Income             All                                          .65%
Bond Debenture                            All                                          .75%
Mid-Cap Value                             All                                            1%
Large Cap Research                        All                                            1%
Developing Growth                         All                                          .90%
Balanced                                  All                                            1%
Small Cap Equity                          All                                            1%
Equity Income                             All                                            1%
Growth & Income Equity                    All                                            1%

For the period January 1, 1999 to April 30, 1999, the Adviser had voluntarily reimbursed the Funds for their operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .10% of the average daily net assets of each Fund.

As of May 1, 1999, the Adviser has discontinued this reimbursement arrangement for the Small Cap, Select Equity, and International Equity Portfolios. Also, beginning May 1, 1999, Cova has reimbursed the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for their operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .30% of the average daily net assets of each Fund.

The Trust has entered into Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Accounts One and Five, Cova Variable Life Accounts One,
Five, and Eight, and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life
Insurance Co. (collectively "Cova Life"). At June 30, 1999, Cova Life owned all shares of beneficial interest of each Fund except those listed below.


                                                               Percentage of Ownership
                                   ------------------------------------------------------------------------------------------
                                           Cova Life                Lord Abbett & Co.       Mississippi Valley Advisors Inc.
                                   --------------------------  ---------------------------  ---------------------------------
Mid-Cap Value                                99.6%                        0.4%                            --
Large Cap Research                           99.4%                        0.6%                            --
Developing Growth                            99.5%                        0.5%                            --
Balanced                                     84.0%                         --                            16.0%
Small Cap Equity                             61.0%                         --                            39.0%
Equity Income                                80.0%                         --                            20.0%
Growth & Income Equity                       90.0%                         --                            10.0%



3. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 1999 were as follows:

                                                                   Purchases
                                   ------------------------------------------------------------------------
Portfolio:                               U.S. Government               Non-Government             Total
---------------------------------- ---------------------- ---------------------------- --------------------
Small Cap Stock                            $           0                $  50,436,804        $  50,436,804
Quality Bond                                 152,426,939                   45,890,909          198,317,848
Select Equity                                          0                  154,322,370          154,322,370
Large Cap Stock                                  432,883                  136,841,302          137,274,185
International Equity                                   0                   48,014,612           48,014,612
Bond Debenture                                 1,134,234                   47,260,721           48,394,955
Mid-Cap Value                                          0                   10,201,077           10,201,077
Large Cap Research                                     0                   12,708,126           12,708,126
Developing Growth                                      0                    8,964,217            8,964,217
Lord Abbett Growth & Income                            0                  409,000,000          409,000,000
Balanced                                         629,222                    2,778,836            3,408,058
Small Cap Equity                                       0                      871,619              871,619
Equity Income                                          0                    3,294,544            3,294,544
Growth & Income Equity                                 0                    5,612,020            5,612,020

                                                                     Sales
                                   ------------------------------------------------------------------------

Portfolio:                               U.S. Government              Non-Government               Total
---------------------------------- ---------------------- ---------------------------- --------------------
Small Cap Stock                            $           0               $   51,807,357       $   51,807,357
Quality Bond                                 108,215,146                   65,681,871          173,897,017
Select Equity                                          0                  131,211,019          131,211,019
Large Cap Stock                                  150,000                   66,738,275           66,888,275
International Equity                                   0                   45,311,534           45,311,534
Bond Debenture                                 7,260,088                   33,166,157           40,426,245
Mid-Cap Value                                          0                    4,238,569            4,238,569
Large Cap Research                                     0                    3,987,957            3,987,957
Developing Growth                                      0                    4,937,153            4,937,153
Lord Abbett Growth & Income                            0                  269,603,340          269,603,340
Balanced                                               0                      769,148              769,148
Small Cap Equity                                       0                      671,976              671,976
Equity Income                                          0                    1,850,171            1,850,171
Growth & Income Equity                                 0                    2,240,210            2,240,210


At June 30, 1999, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                              Federal Income            Gross Unrealized            Gross Unrealized
Portfolio:                                       Tax Cost                 Appreciation               (Depreciation)
----------------------------------------- ----------------------- ----------------------------- --------------------------
Small Cap Stock                                     $ 69,465,636                   $12,757,530               $(4,733,958)
Quality Bond                                          87,472,507                        52,004                (2,512,205)
Select Equity                                        211,045,126                    37,645,720                (7,840,849)
Large Cap Stock                                      208,349,574                    32,844,468                (5,818,675)
International Equity                                 101,157,447                    14,516,297                (3,937,061)
Bond Debenture                                       159,608,103                     3,191,208                (7,938,687)
Mid-Cap Value                                         23,511,092                     3,255,462                  (725,816)
Large Cap Research                                    20,329,656                     3,984,074                  (343,624)
Developing Growth                                     19,987,486                     3,957,677                (1,824,895)
Lord Abbett Growth & Income                          771,614,432                    98,043,951               (16,609,678)
Balanced                                               6,430,634                       842,748                  (150,335)
Small Cap Equity                                       2,369,302                       503,301                  (190,712)
Equity Income                                          5,745,372                       675,363                  (122,416)
Growth & Income Equity                                10,925,514                     2,609,704                  (311,026)

4. Futures Contracts

Transactions in futures contracts for the period ended June 30, 1999, were as follows:

                                                                    Large          Quality
                                                                  Cap Stock          Bond
                                                                  Portfolio       Portfolio
                                                               ---------------- ---------------
Futures Contracts Outstanding at December 31, 1998                   12              --
   Contracts Opened                                                  98              186
   Contracts Closed                                                 (93)            (148)
                                                               ---------------- ---------------

Futures Contracts Outstanding at June 30, 1999                       17               38
                                                               ================ ===============


The futures contracts outstanding as of June 30, 1999 and the description and unrealized appreciation or depreciation were as follows:

                                                                                         Unrealized
                                                                                       Appreciation/
                                           Contracts            Notional Value         (Depreciation)
                                     ---------------------- ------------------------ -------------------
Large Cap Stock Portfolio:
S & P 500 Index Futures                       17                  $ 5,872,225           $ 215,848
September 1999 - Long
Quality Bond Portfolio:
U.S. Bond 5 Year Futures                       2                    $ 218,000           $ (1,512)
September 1999 - Short
Quality Bond Portfolio:
U.S. Bond 10 Year Futures                     36                  $ 4,002,750           $(44,091)
September 1999 - Short


5. Forward Foreign Currency Contracts


Open forward foreign currency contracts for the International Equity Portfolio at June 30, 1999, were as follows:

Forward Foreign Currency Contracts to Buy:                                                                    Unrealized
                                                                   Value at             In Exchange         Appreciation/
    Settlement Date      Contracts to Receive                    June 30, 1999           for U.S. $         (Depreciation)
------------------------ ----------------------------------- ---------------------- --------------------- -------------------
        7/8/99           2,578,554 Australian Dollar                   $ 1,705,356           $ 1,690,224          $   15,132
        7/1/99           4,775 Euro                                          4,917                 4,917                   0
        7/8/99           5,266,000 Euro                                  5,426,199             5,538,928           (112,729)
        7/8/99           1,198,000 British Pound Sterling                1,888,743             1,904,662            (15,919)
        7/1/99           162,724,000 Japanese Yen                        1,346,138             1,341,611               4,527
        7/8/99           604,507,250 Japanese Yen                        5,005,967             5,030,000            (24,033)
                                                                                                          ===================
                                                                                                                   (133,022)
                                                                                                          ===================


Forward Foreign Currency Contracts to Sell:                                                                   Unrealized
                                                                   Value at             In Exchange         Appreciation/
    Settlement Date      Contracts to Deliver                    June 30, 1999           for U.S. $         (Depreciation)
------------------------ ----------------------------------- ---------------------- --------------------- -------------------
        7/8/99           2,578,554 Australian Dollar                   $ 1,705,356           $ 1,641,946        $   (63,410)
        7/1/99           4,775 Euro                                          4,917                 4,917                   0
        7/8/99           8,837,735 Euro                                  9,106,590             9,451,390             344,800
        7/1/99           850,000 British Pound Sterling                  1,340,034             1,341,611               1,577
        7/8/99           2,818,000 British Pound Sterling                4,442,802             4,539,798              96,996
        7/8/99           1,498,566,958 Japanese Yen                     12,409,739            12,549,476             139,737
        7/8/99           555,850 New Zealand Dollar                        294,537               297,641               3,104
                                                                                                          ===================
                                                                                                                     522,804
                                                                                                          ===================


6. Mortgage and Asset Backed Securities

The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are issued by federally sponsored agencies - Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB).

A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk.

Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.

Other Information:

Year 2000 Issue (Unaudited)

Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers, in performing their administrative functions do not properly process and calculate date related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no guarantees that these steps will be sufficient to avoid any adverse impact to the Trust.